UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/A

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781

                              TEMPLETON FUNDS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ----------------------------------------------------------------
                     Name and address of agent for service)

         Registrant's telephone number, including area code: (954) 527-7500
                                                              --------------

Date of fiscal year end:  8/31
                          ----

Date of reporting period:  8/31/07
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.

TEMPLETON WORLD FUND



                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                                                       AUGUST 31, 2007
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                                               A series of Templeton Funds, Inc.

--------------------------------------------------------------------------------
      ANNUAL REPORT AND SHAREHOLDER LETTER                      GLOBAL
--------------------------------------------------------------------------------

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              TEMPLETON WORLD FUND
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
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                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series



                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the annual report



Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Templeton World Fund ......................................................    3

Performance Summary .......................................................   10

Your Fund's Expenses ......................................................   15

Financial Highlights and Statement of Investments .........................   17

Financial Statements ......................................................   27

Notes to Financial Statements .............................................   30

Report of Independent Registered Public Accounting Firm ...................   39

Tax Designation ...........................................................   40

Meeting of Shareholders ...................................................   45

Board Members and Officers ................................................   47

Shareholder Information ...................................................   52

Prospectus Supplement .....................................................   57

--------------------------------------------------------------------------------
Annual Report

Templeton World Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Templeton World Fund covers the fiscal year ended August 31, 2007.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton World Fund - Class A posted a +14.80% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a +17.54% total return for the same period. 1 Performance over periods longer than one year has been in line with our long-term investment strategy. The Fund's results are shown in the Performance Summary beginning on page 10. For the 10-year period ended August 31, 2007, Templeton World Fund - Class A delivered a +129.18% cumulative total return, compared with the MSCI World Index's +106.33% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient throughout the 12-month reporting period. The strength of consumer and corporate demand, particularly in developing economies, along

1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. As of 8/31/07, the Fund's Class A 10-year average annual total return not including sales charges was +8.65%, compared with the +7.51% 10-year average annual total return of the MSCI World Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                                                               Annual Report | 3



GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

North America                                        32.9%
Europe                                               30.5%
Asia                                                 25.8%
Middle East & Africa                                  1.4%
Latin America                                         0.5%
Australia & New Zealand                               0.1%
Short-Term Investments & Other Net Assets             8.8%

TOP 10 COUNTRIES
Based on Equity Securities
8/31/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
U.S.                                                                      32.8%
--------------------------------------------------------------------------------
U.K.                                                                      15.9%
--------------------------------------------------------------------------------
Japan                                                                      6.7%
--------------------------------------------------------------------------------
Hong Kong                                                                  5.4%
--------------------------------------------------------------------------------
Taiwan                                                                     4.7%
--------------------------------------------------------------------------------
South Korea                                                                3.8%
--------------------------------------------------------------------------------
Germany                                                                    3.8%
--------------------------------------------------------------------------------
India                                                                      2.4%
--------------------------------------------------------------------------------
France                                                                     2.2%
--------------------------------------------------------------------------------
Singapore                                                                  1.9%
--------------------------------------------------------------------------------

with reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates, continued to support the economic recovery, which began in 2002.

These factors also contributed to the strength of global equity markets during the 12 months under review. In addition, narrow corporate credit spreads, together with strong cash flows from the corporate sector in the world's capital markets contributed to record-breaking global merger and acquisition activity. In particular the private equity industry, which has grown substantially in recent years, played a pivotal role in a number of large and high profile acquisitions.

However, concerns about slower growth and declining asset quality surfaced during the first quarter of 2007. These were initially centered on the U.S. subprime mortgage market but spread in August 2007 to global capital markets. In particular, the difficulties of assessing risk and the value of collateral in the structured finance industry contributed to a decline in risk appetite among both lenders and investors. The private equity industry, which is reliant on the availability of cheap credit, was particularly affected, and deal activity slowed toward the end of the period.

Despite this decline in investor confidence, most global equity markets ended the 12-month period with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached six-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the latter part of the period.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

During the year under review, it was notable that on a country basis the U.S. contributed most to absolute Fund performance, as well as relative to the benchmark MSCI World Index. This was mostly due to stock selection, although the Fund also benefited from its underweighted country exposure as


4 | Annual Report



many foreign markets outperformed the U.S. market. For example, stock markets in Singapore rose +51.10%, Germany +39.78%, Australia +35.11%, Netherlands +26.17%, Hong Kong +32.17%, Spain +31.65% and France +20.04% during the year under review, compared with the MSCI USA Index's return of +15.47% for the same period. 2 The number of U.S.-based companies on our bargain list increased 48% since the end of 2004, and at period-end we continued to believe valuations were attractive. Moreover, several U.S. holdings have been among the Fund's strongest performers.

Outside the U.S., some of the Fund's best-performing investments by country included the U.K., Hong Kong, India (not an index component) and Germany. Hong Kong, in particular, home to our largest holding, Cheung Kong (Holdings), continued to benefit increasingly from capital inflows from China. The economic integration of Hong Kong and China continued to be a positive development for leading companies such as Cheung Kong, which are invested in the two areas.

Among sectors, an overweighted allocation to TMT (technology, media and telecommunications) holdings compared with the MSCI World Index benefited the Fund. 3 Within the media segment, shares of The DIRECTV Group, the leading U.S. direct broadcast satellite television provider, were key contributors to performance. Similarly, the Fund's holdings in British Sky Broadcasting Group (BSkyB), the U.K.'s number-one pay-TV provider with interests in broadband Internet access, rose in value due to strong subscriber growth. Global investors appeared to appreciate the tangible results from CEO James Murdoch's growth strategy, leading to gains in our BSkyB holding. Within the information technology (IT) sector, shares of communications equipment provider Avaya (sold by period-end), where the Fund held a substantial overweighting compared with the benchmark index, performed well as investors appeared to recognize growth potential in the telecommunications industry, specifically voice over Internet protocol (VoIP), a major driver for Avaya's equipment sales. Shares of IT consulting firm Accenture, another heavily overweighted Fund holding, also benefited relative performance. Accenture's results lived up to its theme in a recent company annual report: High Performance Business. In the telecommunication services sector, significant

TOP 10 CONTRIBUTORS TO PERFORMANCE
9/1/06-8/31/07

--------------------------------------------------------------------------------
COMPANY
SECTOR/INDUSTRY, COUNTRY
--------------------------------------------------------------------------------
Reliance Industries Ltd.
   OIL, GAS & CONSUMABLE FUELS, INDIA
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.
   REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
NAVTEQ Corp.
   SOFTWARE, U.S.
--------------------------------------------------------------------------------
The DIRECTV Group Inc.
   MEDIA, U.S.
--------------------------------------------------------------------------------
Siemens AG, Reg. D
   INDUSTRIAL CONGLOMERATES, GERMANY
--------------------------------------------------------------------------------
France Telecom SA
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   FRANCE
--------------------------------------------------------------------------------
Vodafone Group PLC
   WIRELESS TELECOMMUNICATION SERVICES, U.K.
--------------------------------------------------------------------------------
Chevron Corp.
   OIL, GAS & CONSUMABLE FUELS, U.S.
--------------------------------------------------------------------------------
Avaya Inc.*
   COMMUNICATIONS EQUIPMENT, U.S.
--------------------------------------------------------------------------------
Accenture Ltd., A
   IT SERVICES, U.S.
--------------------------------------------------------------------------------

* Sold during the reporting period.

2. Source: Standard & Poor's Micropal. The MSCI All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. Country-specific equity returns are from subindexes of the MSCI AC World Index. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

3. Technology holdings are in the computers and peripherals, electronic equipment and instruments, IT services, office electronics, semiconductors and semiconductor equipment, and software industries in the SOI. Telecommunications holdings are in the diversified telecommunication services and wireless telecommunication services sectors in the SOI.


                                                               Annual Report | 5



TOP 10 INDUSTRIES
Based on Equity Securities
8/31/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Media                                                                     10.1%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                               10.1%
--------------------------------------------------------------------------------
Software                                                                   8.2%
--------------------------------------------------------------------------------
Pharmaceuticals                                                            6.1%
--------------------------------------------------------------------------------
Commercial Banks                                                           6.1%
--------------------------------------------------------------------------------
Insurance                                                                  5.5%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                     5.0%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                   4.5%
--------------------------------------------------------------------------------
Real Estate                                                                4.3%
--------------------------------------------------------------------------------
Capital Markets                                                            4.0%
--------------------------------------------------------------------------------

overweightings in certain of the Fund's European diversified telecommunications and wireless telecommunications holdings, namely France Telecom and U.K.-based Vodafone Group, helped boost absolute and relative results versus the index. France Telecom, a major provider of fixed-line and wireless voice and data services with millions of subscribers worldwide, has recently enjoyed strong growth in emerging markets. Vodafone is the world's number-two provider of wireless phone services. With nearly 187 million customers, the company has grown rapidly through acquisitions and has advanced toward its goal of creating a pan-European wireless network, as well as also extending its tentacles to India earlier this calendar year. In a related area to wireless, the Fund's investment in NAVTEQ was one of this fiscal year's best. NAVTEQ is a world leader in premium-quality digital map data and software, commonly known to most consumers as the "guts" of global positioning systems (GPS) devices used mainly in cars and handheld navigational aids. NAVTEQ is at the forefront of an industry that is truly transforming the way we navigate in our cars, boats and airplanes, and even in the way we keep track of our children and loved ones.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The Fund had several detractors from performance during the year under review. From a regional perspective, our European and Asian holdings aided Fund returns on an absolute basis, but lagged the benchmark index's results. On a country basis, the Fund's holdings in Japan detracted most from absolute performance and relative to the MSCI World Index, mainly due to stock selection. Although shares of Japanese imaging products manufacturers like


6 | Annual Report



Olympus and Konica Minolta rose in value and aided Fund returns, this was not the case for many Japanese banks, insurance providers and brokerage firms. The Fund's Japanese bank holdings were, as a group, the biggest detractor from performance in the past 12 months.

As discussed above, and unsurprisingly, the Fund's financials sector holdings generally experienced poor performance due to the inclusion of Japanese companies such as Mitsubishi UFJ Financial, Sumitomo Mitsui Financial Group, Sompo Insurance and Nomura Holdings. 4 For the past six years, we have assiduously avoided financial companies that have benefited from low-quality loan growth. Many such companies boosted earnings by lowering the amount allocated to provisions for future loan losses, a strategy we believed increased the risk to these institutions over the medium and long terms. During the latter half of the Fund's fiscal year, the fallout from the subprime mortgage market hindered many of the companies we had avoided.

TOP 10 EQUITY HOLDINGS
8/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.                                                3.6%
   REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
Microsoft Corp.                                                            2.9%
   SOFTWARE, U.S.
--------------------------------------------------------------------------------
Reliance Industries Ltd.                                                   2.2%
   OIL, GAS & CONSUMABLE FUELS, INDIA
--------------------------------------------------------------------------------
Royal Dutch Shell PLC, A & B                                               2.2%
   OIL, GAS & CONSUMABLE FUELS, U.K.
--------------------------------------------------------------------------------
BP PLC                                                                     2.0%
   OIL, GAS & CONSUMABLE FUELS, U.K.
--------------------------------------------------------------------------------
News Corp., A                                                              1.9%
   MEDIA, U.S.
--------------------------------------------------------------------------------
British Sky Broadcasting Group PLC                                         1.9%
   MEDIA, U.K.
--------------------------------------------------------------------------------
ING Groep NV                                                               1.9%
   DIVERSIFIED FINANCIAL SERVICES, NETHERLANDS
--------------------------------------------------------------------------------
NAVTEQ Corp.                                                               1.8%
   SOFTWARE, U.S.
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.                                1.7%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------

4. The financials sector comprises the commercial banks, diversified financial services and capital markets industries in the SOI.


                                                               Annual Report | 7



Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Jeffrey A. Everett

                          Jeffrey A. Everett, CFA
                          Lead Portfolio Manager

[PHOTO OMITTED]           /s/ Murdo Murchison

                          Murdo Murchison, CFA

[PHOTO OMITTED]           /s/ Tucker Scott

                          Tucker Scott, CFA

[PHOTO OMITTED]           /s/ Lisa F. Meyers

                          Lisa F. Meyers, J.D., CFA

                          Portfolio Management Team
                          Templeton World Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Annual Report



--------------------------------------------------------------------------------
MURDO MURCHISON has been a manager of the Fund since 2001. He also has research responsibilities for the media industry as well as European banks. Prior to joining Templeton in 1993, Mr. Murchison's investment career began in 1987 with Schroder Investment Management, Ltd. in London, where he was an investment analyst responsible for the oil, gas and mining sectors of the U.K. and North America. He has also practiced as a lawyer with a Scottish law firm based in Edinburgh.

Mr. Murchison earned his bachelor of law degree, with honors, from Edinburgh University, and went on to Glasgow University to obtain his diploma of legal practice. He is a Chartered Financial Analyst (CFA) Charterholder.

TUCKER SCOTT has been a manager of the Fund since August 2007. Mr. Scott has global research responsibilities for paper and forest products, commercial services and supplies, Switzerland and Austria, as well as small cap capital goods.

Prior to joining Templeton in 1996, Mr. Scott worked for Aeltus Investment Management, where his industry coverage included telecommunication equipment and financial services.

Mr. Scott earned his B.A. in history from the University of Virginia and an M.B.A. from the Amos Tuck School of Business at Dartmouth College. Mr. Scott is a Chartered Financial Analyst (CFA) Charterholder and member of the CFA Institute.

LISA MYERS has been a manager of the Fund since 2003, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She is the coordinator of the global consumer team and has direct research responsibility for the global retail and textile and apparel industries.

Prior to joining Templeton in 1996, Ms. Myers practiced law with Wilkie, Farr & Gallagher in New York City, where she specialized in corporate/real estate law and was involved in initial public offerings, acquisitions and loan initiation and restructuring, among other securities-related transactions.

Ms. Myers earned her B.A. from the University of Pennsylvania and her J.D. from Georgetown University, where she also taught legal research and writing. Ms. Myers is a Chartered Financial Analyst (CFA) Charterholder and is a member of the CFA Institute.
--------------------------------------------------------------------------------


                                                               Annual Report | 9



Performance Summary as of 8/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEMWX)                                    CHANGE           8/31/07       8/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.77            $20.23        $19.46
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.3437
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.0720
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.5252
--------------------------------------------------------------------------------------------------
      TOTAL                                $1.9409
--------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TWDBX)                                    CHANGE           8/31/07       8/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.79            $19.87        $19.08
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.1367
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.0720
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.5252
--------------------------------------------------------------------------------------------------
      TOTAL                                $1.7339
--------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEWTX)                                    CHANGE           8/31/07       8/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.75            $19.61        $18.86
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.1505
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.0720
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.5252
--------------------------------------------------------------------------------------------------
      TOTAL                                $1.7477
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TWDAX)                              CHANGE           8/31/07       8/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.77            $20.25        $19.48
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
--------------------------------------------------------------------------------------------------
Dividend Income                            $0.3889
--------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.0720
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.5252
--------------------------------------------------------------------------------------------------
      TOTAL                                $1.9861
--------------------------------------------------------------------------------------------------


10 | Annual Report



Performance Summary (CONTINUED)

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------
CLASS A                                   1-YEAR                5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +14.80%              +107.58%         +129.18%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2              +8.19%               +14.37%           +8.01%
---------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,819               $19,567          $21,600
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4        +11.80%               +18.09%           +7.82%
---------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                 1.06%
---------------------------------------------------------------------------------------------
CLASS B                                   1-YEAR                5-YEAR     INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +13.97%               +99.96%         +102.91%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2              +9.97%               +14.63%           +8.51%
---------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,997               $19,796          $20,291
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4        +13.68%               +18.39%           +9.02%
---------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                 1.82%
---------------------------------------------------------------------------------------------
CLASS C                                   1-YEAR                5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +14.00%              +100.02%         +112.57%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2             +13.00%               +14.87%           +7.83%
---------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $11,300               $20,002          $21,257
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4        +16.72%               +18.58%           +7.63%
---------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                 1.82%
---------------------------------------------------------------------------------------------
ADVISOR CLASS 6                           1-YEAR                5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                 +15.06%              +108.26%         +129.93%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2             +15.06%               +15.80%           +8.68%
---------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $11,506               $20,826          $22,993
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4        +18.85%               +19.56%           +8.49%
---------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                 0.82%
---------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 11



Performance Summary (CONTINUED)

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A                      8/31/07
-------------------------------------
1-Year                        +8.19%
-------------------------------------
5-Year                       +14.37%
-------------------------------------
10-Year                       +8.01%
-------------------------------------

CLASS A (9/1/97-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date       Templeton World Fund    Msci World Index 7      CPI 7
---------------------------------------------------------------------
 9/1/1997           $  9,425               $ 10,000          $ 10,000
9/30/1997           $ 10,067               $ 10,545          $ 10,025
10/31/1997          $  9,246               $  9,991          $ 10,050
11/30/1997          $  9,257               $ 10,170          $ 10,044
12/31/1997          $  9,460               $ 10,295          $ 10,031
1/31/1998           $  9,443               $ 10,584          $ 10,050
2/28/1998           $ 10,067               $ 11,302          $ 10,068
3/31/1998           $ 10,613               $ 11,781          $ 10,087
4/30/1998           $ 10,624               $ 11,897          $ 10,106
5/31/1998           $ 10,258               $ 11,750          $ 10,124
6/30/1998           $ 10,123               $ 12,031          $ 10,137
7/31/1998           $ 10,146               $ 12,013          $ 10,149
8/31/1998           $  8,689               $ 10,413          $ 10,162
9/30/1998           $  8,700               $ 10,599          $ 10,174
10/31/1998          $  9,481               $ 11,559          $ 10,199
11/30/1998          $ 10,003               $ 12,248          $ 10,199
12/31/1998          $ 10,028               $ 12,848          $ 10,193
1/31/1999           $  9,928               $ 13,131          $ 10,218
2/28/1999           $  9,720               $ 12,784          $ 10,230
3/31/1999           $ 10,394               $ 13,318          $ 10,261
4/30/1999           $ 11,451               $ 13,845          $ 10,336
5/31/1999           $ 11,061               $ 13,341          $ 10,336
6/30/1999           $ 11,590               $ 13,965          $ 10,336
7/31/1999           $ 11,439               $ 13,925          $ 10,367
8/31/1999           $ 11,420               $ 13,902          $ 10,392
9/30/1999           $ 11,149               $ 13,769          $ 10,442
10/31/1999          $ 11,156               $ 14,487          $ 10,460
11/30/1999          $ 11,719               $ 14,896          $ 10,466
12/31/1999          $ 12,848               $ 16,104          $ 10,466
1/31/2000           $ 12,092               $ 15,184          $ 10,498
2/29/2000           $ 12,037               $ 15,226          $ 10,560
3/31/2000           $ 12,677               $ 16,281          $ 10,647
4/30/2000           $ 12,065               $ 15,594          $ 10,653
5/31/2000           $ 11,900               $ 15,201          $ 10,665
6/30/2000           $ 12,429               $ 15,715          $ 10,721
7/31/2000           $ 12,498               $ 15,275          $ 10,746
8/31/2000           $ 12,972               $ 15,774          $ 10,746
9/30/2000           $ 12,498               $ 14,937          $ 10,802
10/31/2000          $ 12,100               $ 14,688          $ 10,821
11/30/2000          $ 11,799               $ 13,798          $ 10,827
12/31/2000          $ 12,335               $ 14,024          $ 10,821
1/31/2001           $ 12,522               $ 14,296          $ 10,889
2/28/2001           $ 12,013               $ 13,089          $ 10,933
3/31/2001           $ 11,265               $ 12,232          $ 10,958
4/30/2001           $ 11,781               $ 13,139          $ 11,001
5/31/2001           $ 11,916               $ 12,976          $ 11,051
6/30/2001           $ 11,557               $ 12,571          $ 11,070
7/31/2001           $ 11,213               $ 12,406          $ 11,039
8/31/2001           $ 11,003               $ 11,813          $ 11,039
9/30/2001           $  9,992               $ 10,773          $ 11,088
10/31/2001          $ 10,452               $ 10,981          $ 11,051
11/30/2001          $ 11,167               $ 11,632          $ 11,032
12/31/2001          $ 11,336               $ 11,707          $ 10,989
1/31/2002           $ 11,146               $ 11,353          $ 11,014
2/28/2002           $ 11,146               $ 11,257          $ 11,057
3/31/2002           $ 11,710               $ 11,757          $ 11,119
4/30/2002           $ 11,756               $ 11,362          $ 11,182
5/31/2002           $ 11,901               $ 11,388          $ 11,182
6/30/2002           $ 11,359               $ 10,700          $ 11,188
7/31/2002           $ 10,512               $  9,799          $ 11,200
8/31/2002           $ 10,406               $  9,819          $ 11,238
9/30/2002           $  9,307               $  8,742          $ 11,256
10/31/2002          $  9,869               $  9,388          $ 11,275
11/30/2002          $ 10,569               $  9,897          $ 11,275
12/31/2002          $  9,959               $  9,419          $ 11,250
1/31/2003           $  9,720               $  9,134          $ 11,300
2/28/2003           $  9,341               $  8,978          $ 11,387
3/31/2003           $  9,086               $  8,953          $ 11,455
4/30/2003           $  9,936               $  9,753          $ 11,430
5/31/2003           $ 10,670               $ 10,315          $ 11,412
6/30/2003           $ 10,886               $ 10,498          $ 11,424
7/31/2003           $ 11,288               $ 10,713          $ 11,437
8/31/2003           $ 11,682               $ 10,947          $ 11,480
9/30/2003           $ 11,713               $ 11,016          $ 11,517
10/31/2003          $ 12,326               $ 11,672          $ 11,505
11/30/2003          $ 12,538               $ 11,853          $ 11,474
12/31/2003          $ 13,283               $ 12,599          $ 11,461
1/31/2004           $ 13,772               $ 12,804          $ 11,517
2/29/2004           $ 14,039               $ 13,023          $ 11,580
3/31/2004           $ 13,835               $ 12,942          $ 11,654
4/30/2004           $ 13,425               $ 12,684          $ 11,692
5/31/2004           $ 13,449               $ 12,808          $ 11,760
6/30/2004           $ 13,669               $ 13,077          $ 11,797
7/31/2004           $ 13,142               $ 12,653          $ 11,779
8/31/2004           $ 13,213               $ 12,714          $ 11,785
9/30/2004           $ 13,535               $ 12,958          $ 11,810
10/31/2004          $ 13,858               $ 13,279          $ 11,872
11/30/2004          $ 14,860               $ 13,982          $ 11,878
12/31/2004          $ 15,360               $ 14,520          $ 11,835
1/31/2005           $ 15,074               $ 14,196          $ 11,859
2/28/2005           $ 15,775               $ 14,652          $ 11,928
3/31/2005           $ 15,360               $ 14,375          $ 12,021
4/30/2005           $ 15,074               $ 14,071          $ 12,102
5/31/2005           $ 15,264               $ 14,331          $ 12,090
6/30/2005           $ 15,533               $ 14,462          $ 12,096
7/31/2005           $ 16,234               $ 14,970          $ 12,152
8/31/2005           $ 16,372               $ 15,090          $ 12,214
9/30/2005           $ 16,874               $ 15,486          $ 12,363
10/31/2005          $ 16,361               $ 15,113          $ 12,388
11/30/2005          $ 16,617               $ 15,625          $ 12,289
12/31/2005          $ 17,151               $ 15,975          $ 12,239
1/31/2006           $ 18,051               $ 16,692          $ 12,332
2/28/2006           $ 17,867               $ 16,674          $ 12,357
3/31/2006           $ 18,089               $ 17,048          $ 12,425
4/30/2006           $ 18,834               $ 17,575          $ 12,531
5/31/2006           $ 18,205               $ 16,990          $ 12,593
6/30/2006           $ 18,138               $ 16,992          $ 12,618
7/31/2006           $ 18,312               $ 17,102          $ 12,655
8/31/2006           $ 18,814               $ 17,555          $ 12,680
9/30/2006           $ 19,104               $ 17,769          $ 12,618
10/31/2006          $ 19,828               $ 18,425          $ 12,550
11/30/2006          $ 20,310               $ 18,886          $ 12,531
12/31/2006          $ 20,735               $ 19,275          $ 12,550
1/31/2007           $ 21,023               $ 19,506          $ 12,588
2/28/2007           $ 20,671               $ 19,413          $ 12,655
3/31/2007           $ 20,884               $ 19,776          $ 12,771
4/30/2007           $ 21,792               $ 20,660          $ 12,854
5/31/2007           $ 22,379               $ 21,259          $ 12,932
6/30/2007           $ 22,358               $ 21,103          $ 12,957
7/31/2007           $ 21,973               $ 20,640          $ 12,954
8/31/2007           $ 21,600               $ 20,633          $ 12,930

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS B                      8/31/07
-------------------------------------
1-Year                        +9.97%
-------------------------------------
5-Year                       +14.63%
-------------------------------------
Since Inception (1/1/99)      +8.51%
-------------------------------------

CLASS B (1/1/99-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date       Templeton World Fund    Msci World Index 7      CPI 7
---------------------------------------------------------------------
 1/4/1999           $ 10,000               $ 10,000          $ 10,000
 1/31/1999          $  9,900               $ 10,220          $ 10,024
 2/28/1999          $  9,692               $  9,950          $ 10,037
 3/31/1999          $ 10,358               $ 10,366          $ 10,067
 4/30/1999          $ 11,400               $ 10,776          $ 10,140
 5/31/1999          $ 10,998               $ 10,383          $ 10,140
 6/30/1999          $ 11,525               $ 10,869          $ 10,140
 7/31/1999          $ 11,362               $ 10,838          $ 10,171
 8/31/1999          $ 11,331               $ 10,820          $ 10,195
 9/30/1999          $ 11,061               $ 10,717          $ 10,244
10/31/1999          $ 11,050               $ 11,275          $ 10,262
11/30/1999          $ 11,604               $ 11,594          $ 10,268
12/31/1999          $ 12,715               $ 12,534          $ 10,268
 1/31/2000          $ 11,955               $ 11,818          $ 10,299
 2/29/2000          $ 11,900               $ 11,851          $ 10,360
 3/31/2000          $ 12,523               $ 12,672          $ 10,445
 4/30/2000          $ 11,907               $ 12,137          $ 10,451
 5/31/2000          $ 11,743               $ 11,831          $ 10,464
 6/30/2000          $ 12,256               $ 12,231          $ 10,519
 7/31/2000          $ 12,318               $ 11,889          $ 10,543
 8/31/2000          $ 12,776               $ 12,277          $ 10,543
 9/30/2000          $ 12,297               $ 11,626          $ 10,598
10/31/2000          $ 11,901               $ 11,432          $ 10,616
11/30/2000          $ 11,602               $ 10,740          $ 10,622
12/31/2000          $ 12,120               $ 10,915          $ 10,616
 1/31/2001          $ 12,298               $ 11,127          $ 10,683
 2/28/2001          $ 11,786               $ 10,188          $ 10,726
 3/31/2001          $ 11,045               $  9,520          $ 10,750
 4/30/2001          $ 11,549               $ 10,227          $ 10,793
 5/31/2001          $ 11,668               $ 10,100          $ 10,842
 6/30/2001          $ 11,312               $  9,785          $ 10,860
 7/31/2001          $ 10,963               $  9,656          $ 10,830
 8/31/2001          $ 10,756               $  9,194          $ 10,830
 9/30/2001          $  9,762               $  8,385          $ 10,879
10/31/2001          $ 10,204               $  8,547          $ 10,842
11/30/2001          $ 10,894               $  9,054          $ 10,824
12/31/2001          $ 11,050               $  9,112          $ 10,781
 1/31/2002          $ 10,862               $  8,837          $ 10,805
 2/28/2002          $ 10,855               $  8,761          $ 10,848
 3/31/2002          $ 11,402               $  9,151          $ 10,909
 4/30/2002          $ 11,440               $  8,843          $ 10,970
 5/31/2002          $ 11,567               $  8,864          $ 10,970
 6/30/2002          $ 11,035               $  8,328          $ 10,976
 7/31/2002          $ 10,210               $  7,627          $ 10,988
 8/31/2002          $ 10,097               $  7,643          $ 11,025
 9/30/2002          $  9,024               $  6,804          $ 11,043
10/31/2002          $  9,567               $  7,307          $ 11,062
11/30/2002          $ 10,237               $  7,703          $ 11,062
12/31/2002          $  9,640               $  7,331          $ 11,037
 1/31/2003          $  9,399               $  7,110          $ 11,086
 2/28/2003          $  9,029               $  6,988          $ 11,171
 3/31/2003          $  8,780               $  6,969          $ 11,239
 4/30/2003          $  9,587               $  7,591          $ 11,214
 5/31/2003          $ 10,296               $  8,029          $ 11,196
 6/30/2003          $ 10,500               $  8,170          $ 11,208
 7/31/2003          $ 10,877               $  8,338          $ 11,220
 8/31/2003          $ 11,254               $  8,520          $ 11,263
 9/30/2003          $ 11,269               $  8,574          $ 11,300
10/31/2003          $ 11,859               $  9,085          $ 11,287
11/30/2003          $ 12,050               $  9,225          $ 11,257
12/31/2003          $ 12,761               $  9,806          $ 11,245
 1/31/2004          $ 13,227               $  9,966          $ 11,300
 2/29/2004          $ 13,472               $ 10,136          $ 11,361
 3/31/2004          $ 13,266               $ 10,073          $ 11,434
 4/30/2004          $ 12,868               $  9,872          $ 11,470
 5/31/2004          $ 12,876               $  9,969          $ 11,538
 6/30/2004          $ 13,082               $ 10,178          $ 11,574
 7/31/2004          $ 12,578               $  9,848          $ 11,556
 8/31/2004          $ 12,631               $  9,895          $ 11,562
 9/30/2004          $ 12,929               $ 10,086          $ 11,586
10/31/2004          $ 13,226               $ 10,335          $ 11,647
11/30/2004          $ 14,178               $ 10,883          $ 11,653
12/31/2004          $ 14,651               $ 11,301          $ 11,611
 1/31/2005          $ 14,367               $ 11,049          $ 11,635
 2/28/2005          $ 15,027               $ 11,404          $ 11,702
 3/31/2005          $ 14,617               $ 11,188          $ 11,794
 4/30/2005          $ 14,342               $ 10,951          $ 11,873
 5/31/2005          $ 14,509               $ 11,154          $ 11,861
 6/30/2005          $ 14,759               $ 11,256          $ 11,867
 7/31/2005          $ 15,411               $ 11,651          $ 11,922
 8/31/2005          $ 15,536               $ 11,745          $ 11,983
 9/30/2005          $ 15,995               $ 12,053          $ 12,129
10/31/2005          $ 15,499               $ 11,763          $ 12,154
11/30/2005          $ 15,745               $ 12,161          $ 12,056
12/31/2005          $ 16,230               $ 12,434          $ 12,007
 1/31/2006          $ 17,075               $ 12,992          $ 12,099
 2/28/2006          $ 16,889               $ 12,978          $ 12,123
 3/31/2006          $ 17,094               $ 13,269          $ 12,190
 4/30/2006          $ 17,781               $ 13,679          $ 12,294
 5/31/2006          $ 17,177               $ 13,224          $ 12,355
 6/30/2006          $ 17,103               $ 13,225          $ 12,379
 7/31/2006          $ 17,251               $ 13,311          $ 12,416
 8/31/2006          $ 17,716               $ 13,663          $ 12,441
 9/30/2006          $ 17,985               $ 13,830          $ 12,379
10/31/2006          $ 18,652               $ 14,341          $ 12,312
11/30/2006          $ 19,092               $ 14,699          $ 12,294
12/31/2006          $ 19,479               $ 15,002          $ 12,312
 1/31/2007          $ 19,750               $ 15,182          $ 12,350
 2/28/2007          $ 19,418               $ 15,109          $ 12,416
 3/31/2007          $ 19,618               $ 15,392          $ 12,529
 4/30/2007          $ 20,471               $ 16,080          $ 12,610
 5/31/2007          $ 21,022               $ 16,547          $ 12,688
 6/30/2007          $ 21,001               $ 16,425          $ 12,712
 7/31/2007          $ 20,640               $ 16,064          $ 12,709
 8/31/2007          $ 20,291               $ 16,059          $ 12,686


12 | Annual Report



Performance Summary (CONTINUED)

CLASS C (9/1/97-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date       Templeton World Fund    Msci World Index 7      CPI 7
---------------------------------------------------------------------
 9/1/1997           $ 10,000               $ 10,000          $ 10,000
9/30/1997           $ 10,676               $ 10,545          $ 10,025
10/31/1997          $  9,795               $  9,991          $ 10,050
11/30/1997          $  9,801               $ 10,170          $ 10,044
12/31/1997          $ 10,006               $ 10,295          $ 10,031
1/31/1998           $  9,982               $ 10,584          $ 10,050
2/28/1998           $ 10,639               $ 11,302          $ 10,068
3/31/1998           $ 11,207               $ 11,781          $ 10,087
4/30/1998           $ 11,213               $ 11,897          $ 10,106
5/31/1998           $ 10,814               $ 11,750          $ 10,124
6/30/1998           $ 10,670               $ 12,031          $ 10,137
7/31/1998           $ 10,688               $ 12,013          $ 10,149
8/31/1998           $  9,149               $ 10,413          $ 10,162
9/30/1998           $  9,155               $ 10,599          $ 10,174
10/31/1998          $  9,969               $ 11,559          $ 10,199
11/30/1998          $ 10,515               $ 12,248          $ 10,199
12/31/1998          $ 10,528               $ 12,848          $ 10,193
1/31/1999           $ 10,420               $ 13,131          $ 10,218
2/28/1999           $ 10,198               $ 12,784          $ 10,230
3/31/1999           $ 10,899               $ 13,318          $ 10,261
4/30/1999           $ 11,990               $ 13,845          $ 10,336
5/31/1999           $ 11,579               $ 13,341          $ 10,336
6/30/1999           $ 12,125               $ 13,965          $ 10,336
7/31/1999           $ 11,956               $ 13,925          $ 10,367
8/31/1999           $ 11,929               $ 13,902          $ 10,392
9/30/1999           $ 11,640               $ 13,769          $ 10,442
10/31/1999          $ 11,640               $ 14,487          $ 10,460
11/30/1999          $ 12,217               $ 14,896          $ 10,466
12/31/1999          $ 13,387               $ 16,104          $ 10,466
1/31/2000           $ 12,591               $ 15,184          $ 10,498
2/29/2000           $ 12,526               $ 15,226          $ 10,560
3/31/2000           $ 13,183               $ 16,281          $ 10,647
4/30/2000           $ 12,540               $ 15,594          $ 10,653
5/31/2000           $ 12,358               $ 15,201          $ 10,665
6/30/2000           $ 12,905               $ 15,715          $ 10,721
7/31/2000           $ 12,964               $ 15,275          $ 10,746
8/31/2000           $ 13,453               $ 15,774          $ 10,746
9/30/2000           $ 12,949               $ 14,937          $ 10,802
10/31/2000          $ 12,529               $ 14,688          $ 10,821
11/30/2000          $ 12,211               $ 13,798          $ 10,827
12/31/2000          $ 12,761               $ 14,024          $ 10,821
1/31/2001           $ 12,943               $ 14,296          $ 10,889
2/28/2001           $ 12,413               $ 13,089          $ 10,933
3/31/2001           $ 11,632               $ 12,232          $ 10,958
4/30/2001           $ 12,153               $ 13,139          $ 11,001
5/31/2001           $ 12,287               $ 12,976          $ 11,051
6/30/2001           $ 11,908               $ 12,571          $ 11,070
7/31/2001           $ 11,545               $ 12,406          $ 11,039
8/31/2001           $ 11,324               $ 11,813          $ 11,039
9/30/2001           $ 10,281               $ 10,773          $ 11,088
10/31/2001          $ 10,742               $ 10,981          $ 11,051
11/30/2001          $ 11,468               $ 11,632          $ 11,032
12/31/2001          $ 11,634               $ 11,707          $ 10,989
1/31/2002           $ 11,434               $ 11,353          $ 11,014
2/28/2002           $ 11,434               $ 11,257          $ 11,057
3/31/2002           $ 12,001               $ 11,757          $ 11,119
4/30/2002           $ 12,041               $ 11,362          $ 11,182
5/31/2002           $ 12,185               $ 11,388          $ 11,182
6/30/2002           $ 11,618               $ 10,700          $ 11,188
7/31/2002           $ 10,747               $  9,799          $ 11,200
8/31/2002           $ 10,628               $  9,819          $ 11,238
9/30/2002           $  9,502               $  8,742          $ 11,256
10/31/2002          $ 10,069               $  9,388          $ 11,275
11/30/2002          $ 10,782               $  9,897          $ 11,275
12/31/2002          $ 10,146               $  9,419          $ 11,250
1/31/2003           $  9,897               $  9,134          $ 11,300
2/28/2003           $  9,504               $  8,978          $ 11,387
3/31/2003           $  9,247               $  8,953          $ 11,455
4/30/2003           $ 10,098               $  9,753          $ 11,430
5/31/2003           $ 10,835               $ 10,315          $ 11,412
6/30/2003           $ 11,052               $ 10,498          $ 11,424
7/31/2003           $ 11,453               $ 10,713          $ 11,437
8/31/2003           $ 11,846               $ 10,947          $ 11,480
9/30/2003           $ 11,870               $ 11,016          $ 11,517
10/31/2003          $ 12,484               $ 11,672          $ 11,505
11/30/2003          $ 12,686               $ 11,853          $ 11,474
12/31/2003          $ 13,434               $ 12,599          $ 11,461
1/31/2004           $ 13,921               $ 12,804          $ 11,517
2/29/2004           $ 14,181               $ 13,023          $ 11,580
3/31/2004           $ 13,970               $ 12,942          $ 11,654
4/30/2004           $ 13,547               $ 12,684          $ 11,692
5/31/2004           $ 13,555               $ 12,808          $ 11,760
6/30/2004           $ 13,775               $ 13,077          $ 11,797
7/31/2004           $ 13,239               $ 12,653          $ 11,779
8/31/2004           $ 13,296               $ 12,714          $ 11,785
9/30/2004           $ 13,612               $ 12,958          $ 11,810
10/31/2004          $ 13,923               $ 13,279          $ 11,872
11/30/2004          $ 14,927               $ 13,982          $ 11,878
12/31/2004          $ 15,421               $ 14,520          $ 11,835
1/31/2005           $ 15,119               $ 14,196          $ 11,859
2/28/2005           $ 15,820               $ 14,652          $ 11,928
3/31/2005           $ 15,394               $ 14,375          $ 12,021
4/30/2005           $ 15,101               $ 14,071          $ 12,102
5/31/2005           $ 15,270               $ 14,331          $ 12,090
6/30/2005           $ 15,536               $ 14,462          $ 12,096
7/31/2005           $ 16,220               $ 14,970          $ 12,152
8/31/2005           $ 16,353               $ 15,090          $ 12,214
9/30/2005           $ 16,841               $ 15,486          $ 12,363
10/31/2005          $ 16,316               $ 15,113          $ 12,388
11/30/2005          $ 16,568               $ 15,625          $ 12,289
12/31/2005          $ 17,085               $ 15,975          $ 12,239
1/31/2006           $ 17,975               $ 16,692          $ 12,332
2/28/2006           $ 17,777               $ 16,674          $ 12,357
3/31/2006           $ 17,994               $ 17,048          $ 12,425
4/30/2006           $ 18,716               $ 17,575          $ 12,531
5/31/2006           $ 18,074               $ 16,990          $ 12,593
6/30/2006           $ 18,004               $ 16,992          $ 12,618
7/31/2006           $ 18,163               $ 17,102          $ 12,655
8/31/2006           $ 18,647               $ 17,555          $ 12,680
9/30/2006           $ 18,924               $ 17,769          $ 12,618
10/31/2006          $ 19,626               $ 18,425          $ 12,550
11/30/2006          $ 20,095               $ 18,886          $ 12,531
12/31/2006          $ 20,499               $ 19,275          $ 12,550
1/31/2007           $ 20,770               $ 19,506          $ 12,588
2/28/2007           $ 20,412               $ 19,413          $ 12,655
3/31/2007           $ 20,607               $ 19,776          $ 12,771
4/30/2007           $ 21,496               $ 20,660          $ 12,854
5/31/2007           $ 22,060               $ 21,259          $ 12,932
6/30/2007           $ 22,027               $ 21,103          $ 12,957
7/31/2007           $ 21,626               $ 20,640          $ 12,954
8/31/2007           $ 21,257               $ 20,633          $ 12,930

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                      8/31/07
-------------------------------------
1-Year                       +13.00%
-------------------------------------
5-Year                       +14.87%
-------------------------------------
10-Year                       +7.83%
-------------------------------------

ADVISOR CLASS (9/1/97-8/31/07) 6

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date       Templeton World Fund    Msci World Index 7      CPI 7
------------------------------------------------------------------------
 9/1/1997           $ 10,000               $ 10,000          $ 10,000
 9/30/1997          $ 10,682               $ 10,545          $ 10,025
10/31/1997          $  9,810               $  9,991          $ 10,050
11/30/1997          $  9,822               $ 10,170          $ 10,044
12/31/1997          $ 10,037               $ 10,295          $ 10,031
 1/31/1998          $ 10,019               $ 10,584          $ 10,050
 2/28/1998          $ 10,681               $ 11,302          $ 10,068
 3/31/1998          $ 11,260               $ 11,781          $ 10,087
 4/30/1998          $ 11,273               $ 11,897          $ 10,106
 5/31/1998          $ 10,885               $ 11,750          $ 10,124
 6/30/1998          $ 10,741               $ 12,031          $ 10,137
 7/31/1998          $ 10,765               $ 12,013          $ 10,149
 8/31/1998          $  9,219               $ 10,413          $ 10,162
 9/30/1998          $  9,231               $ 10,599          $ 10,174
10/31/1998          $ 10,059               $ 11,559          $ 10,199
11/30/1998          $ 10,613               $ 12,248          $ 10,199
12/31/1998          $ 10,640               $ 12,848          $ 10,193
 1/31/1999          $ 10,533               $ 13,131          $ 10,218
 2/28/1999          $ 10,313               $ 12,784          $ 10,230
 3/31/1999          $ 11,028               $ 13,318          $ 10,261
 4/30/1999          $ 12,151               $ 13,845          $ 10,336
 5/31/1999          $ 11,736               $ 13,341          $ 10,336
 6/30/1999          $ 12,297               $ 13,965          $ 10,336
 7/31/1999          $ 12,137               $ 13,925          $ 10,367
 8/31/1999          $ 12,117               $ 13,902          $ 10,392
 9/30/1999          $ 11,830               $ 13,769          $ 10,442
10/31/1999          $ 11,838               $ 14,487          $ 10,460
11/30/1999          $ 12,435               $ 14,896          $ 10,466
12/31/1999          $ 13,633               $ 16,104          $ 10,466
 1/31/2000          $ 12,830               $ 15,184          $ 10,498
 2/29/2000          $ 12,773               $ 15,226          $ 10,560
 3/31/2000          $ 13,451               $ 16,281          $ 10,647
 4/30/2000          $ 12,801               $ 15,594          $ 10,653
 5/31/2000          $ 12,626               $ 15,201          $ 10,665
 6/30/2000          $ 13,188               $ 15,715          $ 10,721
 7/31/2000          $ 13,260               $ 15,275          $ 10,746
 8/31/2000          $ 13,764               $ 15,774          $ 10,746
 9/30/2000          $ 13,260               $ 14,937          $ 10,802
10/31/2000          $ 12,839               $ 14,688          $ 10,821
11/30/2000          $ 12,519               $ 13,798          $ 10,827
12/31/2000          $ 13,087               $ 14,024          $ 10,821
 1/31/2001          $ 13,286               $ 14,296          $ 10,889
 2/28/2001          $ 12,747               $ 13,089          $ 10,933
 3/31/2001          $ 11,953               $ 12,232          $ 10,958
 4/30/2001          $ 12,500               $ 13,139          $ 11,001
 5/31/2001          $ 12,643               $ 12,976          $ 11,051
 6/30/2001          $ 12,261               $ 12,571          $ 11,070
 7/31/2001          $ 11,895               $ 12,406          $ 11,039
 8/31/2001          $ 11,673               $ 11,813          $ 11,039
 9/30/2001          $ 10,601               $ 10,773          $ 11,088
10/31/2001          $ 11,089               $ 10,981          $ 11,051
11/30/2001          $ 11,848               $ 11,632          $ 11,032
12/31/2001          $ 12,028               $ 11,707          $ 10,989
 1/31/2002          $ 11,826               $ 11,353          $ 11,014
 2/28/2002          $ 11,826               $ 11,257          $ 11,057
 3/31/2002          $ 12,425               $ 11,757          $ 11,119
 4/30/2002          $ 12,474               $ 11,362          $ 11,182
 5/31/2002          $ 12,627               $ 11,388          $ 11,182
 6/30/2002          $ 12,052               $ 10,700          $ 11,188
 7/31/2002          $ 11,155               $  9,799          $ 11,200
 8/31/2002          $ 11,041               $  9,819          $ 11,238
 9/30/2002          $  9,875               $  8,742          $ 11,256
10/31/2002          $ 10,470               $  9,388          $ 11,275
11/30/2002          $ 11,214               $  9,897          $ 11,275
12/31/2002          $ 10,567               $  9,419          $ 11,250
 1/31/2003          $ 10,313               $  9,134          $ 11,300
 2/28/2003          $  9,911               $  8,978          $ 11,387
 3/31/2003          $  9,640               $  8,953          $ 11,455
 4/30/2003          $ 10,542               $  9,753          $ 11,430
 5/31/2003          $ 11,321               $ 10,315          $ 11,412
 6/30/2003          $ 11,550               $ 10,498          $ 11,424
 7/31/2003          $ 11,977               $ 10,713          $ 11,437
 8/31/2003          $ 12,395               $ 10,947          $ 11,480
 9/30/2003          $ 12,427               $ 11,016          $ 11,517
10/31/2003          $ 13,077               $ 11,672          $ 11,505
11/30/2003          $ 13,302               $ 11,853          $ 11,474
12/31/2003          $ 14,093               $ 12,599          $ 11,461
 1/31/2004          $ 14,612               $ 12,804          $ 11,517
 2/29/2004          $ 14,895               $ 13,023          $ 11,580
 3/31/2004          $ 14,678               $ 12,942          $ 11,654
 4/30/2004          $ 14,243               $ 12,684          $ 11,692
 5/31/2004          $ 14,269               $ 12,808          $ 11,760
 6/30/2004          $ 14,503               $ 13,077          $ 11,797
 7/31/2004          $ 13,943               $ 12,653          $ 11,779
 8/31/2004          $ 14,019               $ 12,714          $ 11,785
 9/30/2004          $ 14,361               $ 12,958          $ 11,810
10/31/2004          $ 14,704               $ 13,279          $ 11,872
11/30/2004          $ 15,767               $ 13,982          $ 11,878
12/31/2004          $ 16,297               $ 14,520          $ 11,835
 1/31/2005          $ 15,994               $ 14,196          $ 11,859
 2/28/2005          $ 16,737               $ 14,652          $ 11,928
 3/31/2005          $ 16,297               $ 14,375          $ 12,021
 4/30/2005          $ 15,994               $ 14,071          $ 12,102
 5/31/2005          $ 16,195               $ 14,331          $ 12,090
 6/30/2005          $ 16,480               $ 14,462          $ 12,096
 7/31/2005          $ 17,224               $ 14,970          $ 12,152
 8/31/2005          $ 17,370               $ 15,090          $ 12,214
 9/30/2005          $ 17,903               $ 15,486          $ 12,363
10/31/2005          $ 17,359               $ 15,113          $ 12,388
11/30/2005          $ 17,630               $ 15,625          $ 12,289
12/31/2005          $ 18,198               $ 15,975          $ 12,239
 1/31/2006          $ 19,151               $ 16,692          $ 12,332
 2/28/2006          $ 18,956               $ 16,674          $ 12,357
 3/31/2006          $ 19,191               $ 17,048          $ 12,425
 4/30/2006          $ 19,982               $ 17,575          $ 12,531
 5/31/2006          $ 19,314               $ 16,990          $ 12,593
 6/30/2006          $ 19,252               $ 16,992          $ 12,618
 7/31/2006          $ 19,437               $ 17,102          $ 12,655
 8/31/2006          $ 19,981               $ 17,555          $ 12,680
 9/30/2006          $ 20,299               $ 17,769          $ 12,618
10/31/2006          $ 21,068               $ 18,425          $ 12,550
11/30/2006          $ 21,580               $ 18,886          $ 12,531
12/31/2006          $ 22,038               $ 19,275          $ 12,550
 1/31/2007          $ 22,344               $ 19,506          $ 12,588
 2/28/2007          $ 21,980               $ 19,413          $ 12,655
 3/31/2007          $ 22,206               $ 19,776          $ 12,771
 4/30/2007          $ 23,172               $ 20,660          $ 12,854
 5/31/2007          $ 23,807               $ 21,259          $ 12,932
 6/30/2007          $ 23,784               $ 21,103          $ 12,957
 7/31/2007          $ 23,374               $ 20,640          $ 12,954
 8/31/2007          $ 22,993               $ 20,633          $ 12,930

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
ADVISOR CLASS 6              8/31/07
-------------------------------------
1-Year                       +15.06%
-------------------------------------
5-Year                       +15.80%
-------------------------------------
10-Year                       +8.68%
-------------------------------------


                                                              Annual Report | 13



Performance Summary (CONTINUED)

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Effective 5/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +15.66% and +11.88%.

7. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


14 | Annual Report



Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15



Your Fund's Expenses (CONTINUED)

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT       ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                           VALUE 3/1/07          VALUE 8/31/07    PERIOD* 3/1/07-8/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,044.90               $5.46
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,019.86               $5.40
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,040.90               $9.36
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,016.03               $9.25
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,041.40               $9.31
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,016.08               $9.20
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,046.00               $4.23
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,021.07               $4.18
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.06%; B: 1.82%; C: 1.81%; and Advisor: 0.82%), multiplied by the average account value over the period, multiplied by 184/365, to reflect the one-half year period.


16 | Annual Report



Templeton World Fund

FINANCIAL HIGHLIGHTS

                                                   ----------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
CLASS A                                                  2007            2006            2005            2004            2003
                                                   ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    19.46      $    18.92      $    16.78      $    15.12      $    13.64
                                                   ----------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .....................         0.26            0.28            0.25            0.22            0.18
   Net realized and unrealized gains (losses)...         2.45            2.23            3.46            1.74            1.46
                                                   ----------------------------------------------------------------------------
Total from investment operations ...............         2.71            2.51            3.71            1.96            1.64
                                                   ----------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................        (0.34)          (0.27)          (0.32)          (0.30)          (0.16)
   Net realized gains ..........................        (1.60)          (1.70)          (1.25)             --              --
                                                   ----------------------------------------------------------------------------
Total distributions ............................        (1.94)          (1.97)          (1.57)          (0.30)          (0.16)
                                                   ----------------------------------------------------------------------------
Redemption fees ................................           -- d            -- d            -- d            -- d            -- d
                                                   ----------------------------------------------------------------------------
Net asset value, end of year ...................   $    20.23      $    19.46      $    18.92      $    16.78      $    15.12
                                                   ============================================================================

Total return c .................................        14.80%          14.92%          23.91%          13.10%          12.27%

RATIOS TO AVERAGE NET ASSETS
Expenses .......................................         1.05% e         1.06% e         1.08% e         1.11% e         1.11%
Net investment income ..........................         1.29%           1.49%           1.41%           1.32%           1.40%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $9,152,846      $8,627,348      $7,988,364      $6,924,779      $6,419,826
Portfolio turnover rate ........................        33.12%          35.41%          24.13%          37.58%          43.91%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17



Templeton World Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      ---------------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
CLASS B                                                 2007         2006         2005         2004         2003
                                                      -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $ 19.08      $ 18.61      $ 16.53      $ 14.92      $ 13.46
                                                      -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................      0.10         0.13         0.12         0.10         0.09
   Net realized and unrealized gains (losses) .....      2.43         2.20         3.41         1.71         1.44
                                                      -------------------------------------------------------------
Total from investment operations ..................      2.53         2.33         3.53         1.81         1.53
                                                      -------------------------------------------------------------
Less distributions from:

   Net investment income ..........................     (0.14)       (0.16)       (0.20)       (0.20)       (0.07)
   Net realized gains .............................     (1.60)       (1.70)       (1.25)          --           --
                                                      -------------------------------------------------------------
Total distributions ...............................     (1.74)       (1.86)       (1.45)       (0.20)       (0.07)
                                                      -------------------------------------------------------------
Redemption fees ...................................        -- d         -- d         -- d         -- d         -- d
                                                      -------------------------------------------------------------
Net asset value, end of year ......................   $ 19.87      $ 19.08      $ 18.61      $ 16.53      $ 14.92
                                                      =============================================================

Total return c ....................................     13.97%       14.03%       22.99%       12.24%       11.46%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................      1.81% e      1.82% e      1.83% e      1.86% e      1.86%
Net investment income (loss) ......................      0.53%        0.73%        0.66%        0.57%        0.65%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $58,251      $64,381      $60,564      $49,419      $37,166
Portfolio turnover rate ...........................     33.12%       35.41%       24.13%       37.58%       43.91%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton World Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      ------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
CLASS C                                                   2007          2006          2005          2004          2003
                                                      ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $  18.86      $  18.42      $  16.37      $  14.77      $  13.31
                                                      ------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................       0.11          0.14          0.11          0.09          0.09
   Net realized and unrealized gains (losses) .....       2.39          2.16          3.38          1.70          1.43
                                                      ------------------------------------------------------------------
Total from investment operations ..................       2.50          2.30          3.49          1.79          1.52
                                                      ------------------------------------------------------------------
Less distributions from:

   Net investment income ..........................      (0.15)        (0.16)        (0.19)        (0.19)        (0.06)
   Net realized gains .............................      (1.60)        (1.70)        (1.25)           --            --
                                                      ------------------------------------------------------------------
Total distributions ...............................      (1.75)        (1.86)        (1.44)        (0.19)        (0.06)
                                                      ------------------------------------------------------------------
Redemption fees ...................................         -- d          -- d          -- d          -- d          -- d
                                                      ------------------------------------------------------------------
Net asset value, end of year ......................   $  19.61      $  18.86      $  18.42      $  16.37      $  14.77
                                                      ==================================================================

Total return c ....................................      14.00%        14.03%        23.00%        12.24%        11.46%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................       1.80% e       1.82% e       1.83% e       1.86% e       1.86%
Net investment income (loss) ......................       0.54%         0.73%         0.66%         0.57%         0.65%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $446,046      $407,087      $351,430      $295,009      $270,417
Portfolio turnover rate ...........................      33.12%        35.41%        24.13%        37.58%        43.91%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19



Templeton World Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 -------------------------
                                                                                   YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                                      2007          2006 g
                                                                                 -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................................   $  19.48       $ 19.38
                                                                                 -------------------------
Income from investment operations a:
   Net investment income b ...................................................       0.32          0.11
   Net realized and unrealized gains (losses) ................................       2.44         (0.01)
                                                                                 -------------------------
Total from investment operations .............................................       2.76          0.10
                                                                                 -------------------------
Less distributions from:
   Net investment income .....................................................      (0.39)           --
   Net realized gains ........................................................      (1.60)           --
                                                                                 -------------------------
Total distributions ..........................................................      (1.99)           --
                                                                                 -------------------------
Redemption fees ..............................................................         -- e          -- e
                                                                                 -------------------------
Net asset value, end of year .................................................   $  20.25       $ 19.48
                                                                                 =========================

Total return c ...............................................................      15.06%         0.52%

RATIOS TO AVERAGE NET ASSETS d
Expenses .....................................................................       0.81% f       0.82% f
Net investment income ........................................................       1.53%         1.73%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................................   $193,581       $31,804
Portfolio turnover rate ......................................................      33.12%        35.41%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period May 15, 2006 (effective date) to August 31, 2006.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                    SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 91.2%
  COMMON STOCKS AND OTHER EQUITY INTERESTS 89.7%
  FINLAND 1.3%
  UPM-Kymmene OYJ ......................................           Paper & Forest Products             5,421,310   $    122,829,064
                                                                                                                   -----------------
  FRANCE 2.2%
  France Telecom SA ....................................    Diversified Telecommunication Services     1,871,390         56,447,742
  Sanofi-Aventis .......................................               Pharmaceuticals                 1,380,621        112,707,010
  Societe BIC SA .......................................        Commercial Services & Supplies           621,001         47,125,085
                                                                                                                   -----------------
                                                                                                                        216,279,837
                                                                                                                   -----------------
  GERMANY 3.8%
  Commerzbank AG .......................................               Commercial Banks                1,094,670         45,009,802
  Deutsche Post AG .....................................           Air Freight & Logistics             1,638,630         47,618,576
a Infineon Technologies AG .............................   Semiconductors & Semiconductor Equipment    8,428,370        131,478,194
  Siemens AG ...........................................           Industrial Conglomerates            1,183,870        149,016,251
                                                                                                                   -----------------
                                                                                                                        373,122,823
                                                                                                                   -----------------
  HONG KONG 5.4%
  Cheung Kong (Holdings) Ltd. ..........................                 Real Estate                  23,841,451        350,697,252
  Hutchison Whampoa Ltd. ...............................           Industrial Conglomerates           13,611,060        135,366,130
  New World Development Co. Ltd. .......................                 Real Estate                  17,382,443         41,507,517
  Yue Yuen Industrial Holdings Ltd. ....................       Textiles, Apparel & Luxury Goods        1,651,000          4,986,252
                                                                                                                   -----------------
                                                                                                                        532,557,151
                                                                                                                   -----------------
  INDIA 2.4%
  Indian Oil Corp. Ltd. ................................         Oil, Gas & Consumable Fuels           1,579,949         15,047,226
  Reliance Industries Ltd. .............................         Oil, Gas & Consumable Fuels           4,572,880        220,486,180
                                                                                                                   -----------------
                                                                                                                        235,533,406
                                                                                                                   -----------------
  INDONESIA 0.6%
  PT Indosat Tbk .......................................    Diversified Telecommunication Services    76,326,000         58,524,728
                                                                                                                   -----------------
  ISRAEL 1.1%
a Check Point Software Technologies
     Ltd. ..............................................                   Software                    4,502,950        105,639,207
                                                                                                                   -----------------
  ITALY 0.9%
  Eni SpA ..............................................         Oil, Gas & Consumable Fuels           2,541,076         87,864,597
                                                                                                                   -----------------
  JAPAN 6.7%
  EBARA Corp. ..........................................                  Machinery                   10,827,000         48,716,357
  Konica Minolta Holdings Ltd. .........................              Office Electronics               3,733,000         58,611,227
  Mitsubishi UFJ Financial Group Inc. ..................               Commercial Banks                   15,315        146,814,492
  NOK Corp. ............................................               Auto Components                 1,441,300         27,944,714
  Nomura Holdings Inc. .................................               Capital Markets                 4,001,300         70,840,876
  Olympus Corp. ........................................       Health Care Equipment & Supplies          773,000         32,978,841
  Sompo Japan Insurance Inc. ...........................                  Insurance                    3,724,000         41,649,365
  Sumitomo Mitsui Financial Group Inc. .................               Commercial Banks                   18,803        148,585,759
  Takeda Pharmaceutical Co. Ltd. .......................               Pharmaceuticals                 1,241,800         84,938,734
                                                                                                                   -----------------
                                                                                                                        661,080,365
                                                                                                                   -----------------


                                                              Annual Report | 21



Templeton World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                    SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
  NETHERLANDS 1.9%
  ING Groep NV .........................................        Diversified Financial Services         4,594,030   $    184,762,925
                                                                                                                   -----------------
  NORWAY 0.8%
  Norske Skogindustrier ASA ............................            Paper & Forest Products            1,963,130         23,907,758
  Telenor ASA ..........................................    Diversified Telecommunication Services     3,050,480         56,248,130
                                                                                                                   -----------------
                                                                                                                         80,155,888
                                                                                                                   -----------------
  PHILIPPINES 0.3%
  Ayala Land Inc. ......................................                  Real Estate                 94,089,601         29,355,551
                                                                                                                   -----------------
  RUSSIA 0.5%
  Gazprom, ADR .........................................          Oil, Gas & Consumable Fuels          1,255,250         52,532,213
                                                                                                                   -----------------
  SINGAPORE 1.9%
a Flextronics International Ltd. .......................      Electronic Equipment & Instruments         641,177          7,303,006
  Parkway Holdings Ltd. ................................       Health Care Providers & Services       15,020,000         39,016,826
  Singapore Telecommunications Ltd. ....................    Diversified Telecommunication Services    34,846,261         83,204,034
  United Overseas Bank Ltd. ............................               Commercial Banks                1,085,000         14,804,028
  Venture Corp. Ltd. ...................................      Electronic Equipment & Instruments       4,324,000         44,248,352
                                                                                                                   -----------------
                                                                                                                        188,576,246
                                                                                                                   -----------------
  SOUTH AFRICA 0.3%
  Massmart Holdings Ltd. ...............................           Food & Staples Retailing            2,307,600         29,754,618
                                                                                                                   -----------------
  SOUTH KOREA 3.8%
  Hana Financial Group Inc. ............................               Commercial Banks                  972,111         46,002,375
  Kookmin Bank .........................................               Commercial Banks                  643,433         51,982,117
  KT Corp., ADR ........................................    Diversified Telecommunication Services     2,120,300         50,505,546
  Lotte Shopping Co. Ltd. ..............................               Multiline Retail                   68,380         25,544,567
  Samsung Electronics Co. Ltd. .........................   Semiconductors & Semiconductor Equipment      229,519        144,573,119
  Shinhan Financial Group Co. Ltd. .....................               Commercial Banks                  948,860         57,846,834
                                                                                                                   -----------------
                                                                                                                        376,454,558
                                                                                                                   -----------------
  SPAIN 1.7%
  Repsol YPF SA ........................................          Oil, Gas & Consumable Fuels          1,578,190         56,935,340
  Telefonica SA ........................................    Diversified Telecommunication Services     4,350,130        107,982,968
                                                                                                                   -----------------
                                                                                                                        164,918,308
                                                                                                                   -----------------
  SWITZERLAND 0.7%
  Ciba Specialty Chemicals AG ..........................                   Chemicals                   1,155,752         63,199,212
                                                                                                                   -----------------
  TAIWAN 4.7%
  Chunghwa Telecom Co. Ltd., ADR .......................    Diversified Telecommunication Services     4,437,758         77,749,520
  Compal Electronics Inc. ..............................            Computers & Peripherals           64,130,734         71,321,150
b Compal Electronics Inc., GDR, 144A ...................            Computers & Peripherals               24,120            135,554
  Lite-On Technology Corp. .............................            Computers & Peripherals           34,800,670         54,942,876
  Mega Financial Holding Co. Ltd. ......................               Commercial Banks               73,723,000         45,797,621


22 | Annual Report



Templeton World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                    SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
  TAIWAN (CONTINUED)
a Taishin Financial Holdings Co. Ltd. ..................               Commercial Banks               87,450,000   $     43,725,000
  Taiwan Semiconductor Manufacturing
     Co. Ltd. ..........................................   Semiconductors & Semiconductor Equipment   89,277,643        169,627,522
                                                                                                                   -----------------
                                                                                                                        463,299,243
                                                                                                                   -----------------
  THAILAND 0.0% c
  Advanced Info Service Public Co. Ltd.,
     fgn. ..............................................      Wireless Telecommunication Services        780,000          2,136,986
  Krung Thai Bank Public Co. Ltd., fgn. ................               Commercial Banks                3,072,000          1,011,764
                                                                                                                   -----------------
                                                                                                                          3,148,750
                                                                                                                   -----------------
  TURKEY 0.7%
  Turkcell Iletisim Hizmetleri AS ......................      Wireless Telecommunication Services      9,848,862         71,568,877
                                                                                                                   -----------------
  UNITED KINGDOM 15.9%
  Aviva PLC ............................................                   Insurance                   3,342,536         47,760,404
  BAE Systems PLC ......................................              Aerospace & Defense             11,670,208        108,794,656
  BP PLC ...............................................          Oil, Gas & Consumable Fuels         17,568,216        197,526,142
  British Energy Group PLC .............................              Electric Utilities              12,843,780        119,929,465
  British Sky Broadcasting Group PLC ...................                     Media                    13,941,089        189,921,486
  Compass Group PLC ....................................         Hotels, Restaurants & Leisure         7,069,041         46,333,586
  GlaxoSmithKline PLC ..................................                Pharmaceuticals                3,754,734         98,062,055
  Invesco PLC ..........................................                Capital Markets                8,386,999        101,909,739
  Kingfisher PLC .......................................               Specialty Retail               15,304,101         64,352,575
  Old Mutual PLC .......................................                   Insurance                  37,593,855        121,080,394
  Pearson PLC ..........................................                     Media                     9,597,675        144,203,021
  Royal Dutch Shell PLC, A .............................          Oil, Gas & Consumable Fuels          2,081,600         80,711,761
  Royal Dutch Shell PLC, B .............................          Oil, Gas & Consumable Fuels          3,379,926        131,898,607
  Vodafone Group PLC ...................................      Wireless Telecommunication Services     36,401,320        117,312,950
                                                                                                                   -----------------
                                                                                                                      1,569,796,841
                                                                                                                   -----------------
  UNITED STATES 32.1%
  Abbott Laboratories ..................................                Pharmaceuticals                  860,100         44,647,791
  Accenture Ltd., A ....................................                  IT Services                  3,329,760        137,219,410
  American International Group Inc. ....................                   Insurance                   1,038,600         68,547,600
a Amgen Inc. ...........................................                 Biotechnology                   182,700          9,155,097
a Apollo Group Inc., A .................................         Diversified Consumer Services           537,590         31,540,405
a Aquila Inc. ..........................................                Multi-Utilities               10,426,798         41,498,656
  Bristol-Myers Squibb Co. .............................                Pharmaceuticals                2,981,970         86,924,425
a Cadence Design Systems Inc. ..........................                   Software                    4,817,610        104,638,489
  Chevron Corp. ........................................          Oil, Gas & Consumable Fuels          1,684,970        147,872,967
a Comcast Corp., A .....................................                     Media                     5,610,480        145,087,013
a The DIRECTV Group Inc. ...............................                     Media                     2,014,130         46,989,653
  E. I. du Pont de Nemours and Co. .....................                   Chemicals                   1,017,390         49,597,762
a EchoStar Communications Corp., A .....................                     Media                     2,369,780        100,289,090
a Expedia Inc. .........................................           Internet & Catalog Retail             719,100         21,465,135


                                                            Annual Report | 23



Templeton World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                 SHARES/UNITS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
  UNITED STATES (CONTINUED)
  The Gap Inc. .........................................                 Specialty Retail              4,005,521   $     75,143,574
  General Electric Co. .................................             Industrial Conglomerates          1,268,840         49,319,811
  KKR Private Equity Investors LP ......................                 Capital Markets               6,333,380        120,334,220
  Merck & Co. Inc. .....................................                 Pharmaceuticals               1,809,240         90,769,571
  Merrill Lynch & Co. Inc. .............................                 Capital Markets               1,304,143         96,115,339
  Microsoft Corp. ......................................                     Software                  9,891,270        284,176,187
a NAVTEQ ...............................................                     Software                  2,802,260        176,542,380
  News Corp., A ........................................                      Media                    9,418,420        190,534,637
a Oracle Corp. .........................................                     Software                  6,656,470        134,993,212
  Pfizer Inc. ..........................................                 Pharmaceuticals               3,514,890         87,309,868
  Pitney Bowes Inc. ....................................          Commercial Services & Supplies       1,705,070         76,165,477
  Progressive Corp. ....................................                    Insurance                  2,215,060         45,054,320
  R. R. Donnelley & Sons Co. ...........................          Commercial Services & Supplies       3,604,020        129,095,996
a Reliant Energy Inc. ..................................                Electric Utilities             2,995,810         76,423,113
  TECO Energy Inc. .....................................                 Multi-Utilities               2,301,100         36,449,424
a Tellabs Inc. .........................................             Communications Equipment          5,596,210         59,040,015
  Time Warner Inc. .....................................                      Media                    6,856,040        130,127,639
  Torchmark Corp. ......................................                    Insurance                  1,557,920         95,905,555
  United Parcel Service Inc., B ........................             Air Freight & Logistics             712,510         54,051,009
a Viacom Inc., B .......................................                      Media                    1,131,780         44,660,039
  Willis Group Holdings Ltd. ...........................                    Insurance                  1,921,900         74,761,910
                                                                                                                   -----------------
                                                                                                                      3,162,446,789
                                                                                                                   -----------------
  TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
     (COST $6,730,415,164) .............................                                                              8,833,401,197
                                                                                                                   -----------------
  PREFERRED STOCKS 1.0%
  BRAZIL 0.5%
  Companhia Vale do Rio Doce, ADR,
     pfd., A ...........................................                 Metals & Mining               1,263,000         52,730,250
                                                                                                                   -----------------
  UNITED STATES 0.5%
  XL Capital Ltd., 7.00%, cvt., pfd. ...................                    Insurance                  1,769,800         47,519,130
                                                                                                                   -----------------
  TOTAL PREFERRED STOCKS
     (COST $56,200,715) ................................                                                                100,249,380
                                                                                                                   -----------------


24 | Annual Report



Templeton World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY         PRINCIPAL AMOUNT d         VALUE
--------------------------------------------------------------------------------------------------------------------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 0.3%
  AUSTRALIA 0.1%
  New South Wales Treasury Corp.,
     8.00%, 3/01/08 ....................................                                17,170,000 AUD   $     14,140,658
                                                                                                         -----------------
  CANADA 0.1%
  Government of Canada, 6.00%,
     6/01/11 ...........................................                                 8,030,000 CAD          8,029,039
                                                                                                         -----------------
  SWEDEN 0.1%
  Government of Sweden, 5.50%,
     10/08/12 ..........................................                                48,680,000 SEK          7,469,250
                                                                                                         -----------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY
     SECURITIES (COST $20,291,934) .....................                                                       29,638,947
                                                                                                         -----------------
  U.S. GOVERNMENT AND AGENCY SECURITIES
     (COST $20,248,584) 0.2%
  FHLMC, 5.50%, 12/01/35 ...............................                                20,543,903             20,085,893
                                                                                                         -----------------
  TOTAL LONG TERM INVESTMENTS
     (COST $6,827,156,397) .............................                                                    8,983,375,417
                                                                                                         -----------------
  SHORT TERM INVESTMENTS 8.1%
  TIME DEPOSITS 2.4%
  IRELAND 2.2%
  Bank of Scotland,
     4.15%, 9/04/07 ....................................                                75,000,000 EUR        102,180,003
     4.29%, 9/04/07 ....................................                                80,000,000 EUR        108,992,004
                                                                                                         -----------------
                                                                                                              211,172,007
                                                                                                         -----------------
  UNITED KINGDOM 0.2%
  Barclays PLC, 4.12%, 9/04/07 .........................                                14,700,000 EUR         20,027,281
                                                                                                         -----------------
  TOTAL TIME DEPOSITS
     (COST $231,903,530) ...............................                                                      231,199,288
                                                                                                         -----------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 5.7%
e FHLB,
     9/04/07 ...........................................                               111,600,000            111,547,883
     11/21/07 ..........................................                               100,000,000             98,883,800
     2/06/08 - 2/29/08 .................................                               240,000,000            234,816,860
e FHLMC, 11/19/07 ......................................                                25,000,000             24,747,975
e FNMA, 10/12/07 - 1/04/08 .............................                                93,925,000             92,625,165
                                                                                                         -----------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
     (COST $562,214,960) ...............................                                                      562,621,683
                                                                                                         -----------------


                                                              Annual Report | 25



Templeton World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              VALUE
--------------------------------------------------------------------------------------------------------------------------
  TOTAL SHORT TERM INVESTMENTS
     (COST $794,118,490) ...............................                                                 $    793,820,971
                                                                                                         -----------------
  TOTAL INVESTMENTS
     (COST $7,621,274,887) 99.3% .......................                                                    9,777,196,388
  OTHER ASSETS, LESS LIABILITIES
     0.7% ..............................................                                                       73,527,383
                                                                                                         -----------------
  NET ASSETS 100.0% ....................................                                                 $  9,850,723,771
                                                                                                         =================

CURRENCY ABBREVIATIONS

AUD   -  Australian Dollar
CAD   -  Canadian Dollar
EUR   -  Euro
SEK   -  Swedish Krona

SELECTED PORTFOLIO ABBREVIATIONS

ADR   -  American Depository Receipt
FHLB  -  Federal Home Loan Bank
FHLMC -  Federal Home Loan Mortgage Corp.
FNMA  -  Federal National Mortgage Association
GDR   -  Global Depository Receipt

a Non-income producing for the twelve months ended August 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At August 31, 2007, the value of this security was $135,554, representing less than 0.01% of net assets.

c Rounds to less than 0.1% of net assets.

d The principal amount is stated in U.S. dollars unless otherwise indicated.

e The security is traded on a discount basis with no stated coupon rate.


26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton World Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

Assets:
   Investments in securities:
      Cost ............................................................................................   $ 7,621,274,887
                                                                                                          ================
      Value ...........................................................................................   $ 9,777,196,388
   Cash ...............................................................................................         3,672,132
   Foreign currency, at value (cost $12,722,399) ......................................................        13,088,342
   Receivables:
      Investment securities sold ......................................................................        49,114,877
      Capital shares sold .............................................................................         2,572,910
      Dividends and interest ..........................................................................        29,157,937
                                                                                                          ----------------
         Total assets .................................................................................     9,874,802,586
                                                                                                          ----------------
Liabilities:
   Payables:
      Capital shares redeemed .........................................................................        12,388,544
      Affiliates ......................................................................................        10,550,746
   Accrued expenses and other liabilities .............................................................         1,139,525
                                                                                                          ----------------
         Total liabilities ............................................................................        24,078,815
                                                                                                          ----------------
            Net assets, at value ......................................................................   $ 9,850,723,771
                                                                                                          ================
Net assets consist of:
   Paid-in capital ....................................................................................   $ 6,667,701,196
   Undistributed net investment income ................................................................       112,460,213
   Net unrealized appreciation (depreciation) .........................................................     2,155,913,422
   Accumulated net realized gain (loss) ...............................................................       914,648,940
                                                                                                          ----------------
            Net assets, at value ......................................................................   $ 9,850,723,771
                                                                                                          ================
CLASS A:
   Net assets, at value ...............................................................................   $ 9,152,845,854
                                                                                                          ================
   Shares outstanding .................................................................................       452,346,032
                                                                                                          ================
   Net asset value per share a ........................................................................   $         20.23
                                                                                                          ================
   Maximum offering price per share (net asset value per share / 94.25%) ..............................   $         21.46
                                                                                                          ================
CLASS B:
   Net assets, at value ...............................................................................   $    58,250,727
                                                                                                          ================
   Shares outstanding .................................................................................         2,931,450
                                                                                                          ================
   Net asset value and maximum offering price per share a .............................................   $         19.87
                                                                                                          ================
CLASS C:
   Net assets, at value ...............................................................................   $   446,045,820
                                                                                                          ================
   Shares outstanding .................................................................................        22,749,176
                                                                                                          ================
   Net asset value and maximum offering price per share a .............................................   $         19.61
                                                                                                          ================
ADVISOR CLASS:
   Net assets, at value ...............................................................................   $   193,581,370
                                                                                                          ================
   Shares outstanding .................................................................................         9,558,120
                                                                                                          ================
   Net asset value and maximum offering price per share a .............................................   $         20.25
                                                                                                          ================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 27



Templeton World Fund

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended August 31, 2007

Investment income:
   Dividends (net of foreign taxes of $13,668,367) ....................................................   $   209,552,866
   Interest (net of foreign taxes of $1,365) ..........................................................        22,596,379
                                                                                                          ----------------
         Total investment income ......................................................................       232,149,245
                                                                                                          ----------------
Expenses:
   Management fees (Note 3a) ..........................................................................        60,305,089
   Administrative fees (Note 3b) ......................................................................         7,639,285
   Distribution fees (Note 3c)
      Class A .........................................................................................        21,747,763
      Class B .........................................................................................           652,812
      Class C .........................................................................................         4,415,003
   Transfer agent fees (Note 3e) ......................................................................         9,380,194
   Custodian fees (Note 4) ............................................................................         1,895,062
   Reports to shareholders ............................................................................           570,336
   Registration and filing fees .......................................................................           317,909
   Professional fees ..................................................................................           226,399
   Directors' fees and expenses .......................................................................           166,837
   Other ..............................................................................................           221,562
                                                                                                          ----------------
         Total expenses ...............................................................................       107,538,251
         Expense reductions (Note 4) ..................................................................           (60,895)
                                                                                                          ----------------
               Net expenses ...........................................................................       107,477,356
                                                                                                          ----------------
                  Net investment income ...............................................................       124,671,889
                                                                                                          ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .....................................................................................     1,111,867,055
      Foreign currency transactions ...................................................................           (62,618)
                                                                                                          ----------------
               Net realized gain (loss) ...............................................................     1,111,804,437
                                                                                                          ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .....................................................................................       101,851,987
      Translation of assets and liabilities denominated in foreign currencies .........................            17,877
   Change in deferred taxes on unrealized appreciation ................................................         1,741,038
                                                                                                          ----------------
               Net change in unrealized appreciation (depreciation) ...................................       103,610,902
                                                                                                          ----------------

Net realized and unrealized gain (loss) ...............................................................     1,215,415,339
                                                                                                          ----------------
Net increase (decrease) in net assets resulting from operations .......................................   $ 1,340,087,228
                                                                                                          ================


28 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton World Fund

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              ----------------------------------
                                                                                                    YEAR ENDED AUGUST 31,
                                                                                                    2007              2006
                                                                                              ----------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .................................................................   $   124,671,889   $   127,921,676
    Net realized gain (loss) from investments and foreign currency transactions ...........     1,111,804,437       817,124,996
    Net change in unrealized appreciation (depreciation) on investments, translation
      of assets and liabilities denominated in foreign currencies, and deferred taxes .....       103,610,902       268,480,507
                                                                                              ----------------------------------
          Net increase (decrease) in net assets resulting from operations .................     1,340,087,228     1,213,527,179
                                                                                              ----------------------------------
  Distributions to shareholders from:
    Net investment income:
      Class A .............................................................................      (152,050,487)     (113,657,465)
      Class B .............................................................................          (456,077)         (511,468)
      Class C .............................................................................        (3,266,802)       (3,071,088)
      Advisor Class .......................................................................        (2,267,132)               --
    Net realized gains:
      Class A .............................................................................      (709,186,552)     (728,163,128)
      Class B .............................................................................        (5,376,342)       (5,616,433)
      Class C .............................................................................       (34,907,854)      (33,125,852)
      Advisor Class .......................................................................        (9,384,023)               --
                                                                                              ----------------------------------
  Total distributions to shareholders .....................................................      (916,895,269)     (884,145,434)
                                                                                              ----------------------------------
  Capital share transactions: (Note 2)
      Class A .............................................................................       131,798,058       327,934,519
      Class B .............................................................................        (9,202,478)        1,705,170
      Class C .............................................................................        20,451,808        42,156,042
      Advisor Class .......................................................................       153,847,960        29,068,862
                                                                                              ----------------------------------
  Total capital share transactions ........................................................       296,895,348       400,864,593
                                                                                              ----------------------------------
  Redemption fees .........................................................................            16,215            15,447
                                                                                              ----------------------------------
          Net increase (decrease) in net assets ...........................................       720,103,522       730,261,785
Net assets:
  Beginning of year .......................................................................     9,130,620,249     8,400,358,464
                                                                                              ----------------------------------
  End of year .............................................................................   $ 9,850,723,771   $ 9,130,620,249
                                                                                              ==================================
Undistributed net investment income included in net assets:
  End of year .............................................................................   $   112,460,213   $   123,206,776
                                                                                              ==================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 29



Templeton World Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds, Inc. is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton World Fund (the Fund) included in this report is diversified. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective May 15, 2006, the Fund began offering shares of, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities, government securities, and other mortgage-backed securities, generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a


30 | Annual Report



Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                              Annual Report | 31



Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Templeton Funds, Inc. are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Templeton Funds, Inc. Fund specific expenses are charged directly to the fund that incurred the expense.


32 | Annual Report



Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At August 31, 2007, there were 3.9 billion shares of Templeton Funds, Inc. authorized ($1.00 par value) of which 1.2 billion shares were allocated to the Fund. Transactions in the Fund's shares were as follows:

                                          ---------------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                                                        2007                                 2006
                                          ---------------------------------------------------------------------
                                             SHARES           AMOUNT             SHARES           AMOUNT
                                          ---------------------------------------------------------------------
CLASS A SHARES:
   Shares sold ........................    38,488,868     $    762,937,133     39,650,953     $    731,462,247
   Shares issued in reinvestment of
      distributions ...................    41,168,677          778,285,522     44,291,032          757,639,656
   Shares redeemed ....................   (70,705,439)      (1,409,424,597)   (62,740,724)      (1,161,167,384)
                                          ---------------------------------------------------------------------
   Net increase (decrease) ............     8,952,106     $    131,798,058     21,201,261     $    327,934,519
                                          =====================================================================
CLASS B SHARES:
   Shares sold ........................       132,047     $      2,551,771        296,643     $      5,345,855
   Shares issued in reinvestment of
      distributions ...................       271,889            5,069,214        317,115            5,347,259
   Shares redeemed ....................      (846,848)         (16,823,463)      (493,818)          (8,987,944)
                                          ---------------------------------------------------------------------
   Net increase (decrease) ............      (442,912)    $     (9,202,478)       119,940     $      1,705,170
                                          =====================================================================


                                                              Annual Report | 33



Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. CAPITAL STOCK (CONTINUED)

                                          ---------------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                                                        2007                                 2006
                                          ---------------------------------------------------------------------
                                             SHARES              AMOUNT          SHARES              AMOUNT
                                          ---------------------------------------------------------------------
CLASS C SHARES:
   Shares sold ........................     2,846,546        $  54,728,876      3,623,346        $  64,916,155
   Shares issued in reinvestment of
      distributions ...................     1,781,137           32,775,527      1,896,641           31,634,305
   Shares redeemed ....................    (3,462,327)         (67,052,595)    (3,013,990)         (54,394,418)
                                          ---------------------------------------------------------------------
   Net increase (decrease) ............     1,165,356        $  20,451,808      2,505,997        $  42,156,042
                                          =====================================================================
ADVISOR CLASS SHARES:
   Shares sold ........................     9,029,213        $ 175,624,479      1,634,015        $  29,087,093
   Shares issued in reinvestment of
      distributions ...................       238,492            4,537,616             --                   --
   Shares redeemed ....................    (1,342,643)         (26,314,135)          (957)             (18,231)
                                          =====================================================================
   Net increase (decrease) ............     7,925,062        $ 153,847,960      1,633,058        $  29,068,862
                                          =====================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
-------------------------------------------------------------------------------------------------
Templeton Global Advisors Limited (TGAL)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
       0.630%              Up to and including $1 billion
       0.615%              Over $1 billion, up to and including $5 billion
       0.600%              Over $5 billion, up to and including $10 billion
       0.580%              Over $10 billion, up to and including $15 billion
       0.560%              Over $15 billion, up to and including $20 billion
       0.540%              In excess of $20 billion


34 | Annual Report



Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Templeton Funds, Inc.'s average aggregate daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
       0.150%              Up to and including $200 million
       0.135%              Over $200 million, up to and including $700 million
       0.100%              Over $700 million, up to and including $1.2 billion
       0.075%              In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ................................................................   0.25%
Class B ................................................................   1.00%
Class C ................................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ......................................   $805,467
Contingent deferred sales charges retained ..........................   $ 68,532

E. TRANSFER AGENT FEES

For the year ended August 31, 2007, the Fund paid transfer agent fees of $9,380,194, of which $5,070,028 was retained by Investor Services.


                                                              Annual Report | 35



Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended August 31, 2007 and 2006, was as follows:

                                          ------------------------------
                                               2007            2006
                                          ------------------------------
Distributions paid from:
   Ordinary income ....................   $ 194,120,008   $ 153,249,034
   Long term capital gain .............     722,775,261     730,896,400
                                          ------------------------------
                                          $ 916,895,269   $ 884,145,434
                                          ==============================

At August 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .................................   $ 7,633,816,182
                                                        ================

Unrealized appreciation .............................   $ 2,357,445,017
Unrealized depreciation .............................      (214,064,811)
                                                        ----------------
Net unrealized appreciation (depreciation) ..........   $ 2,143,380,206
                                                        ================

Undistributed income ................................   $   164,728,810
Undistributed long term capital gains ...............       874,732,260
                                                        ----------------
Distributable earnings ..............................   $ 1,039,461,070
                                                        ================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, pass-through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, pass-through entity income, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2007, aggregated $3,069,744,963 and $4,157,102,700, respectively.


36 | Annual Report



Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The law-suits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private law-suits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 37



Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period beginning after December 15, 2006. The Fund believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


38 | Annual Report



Templeton World Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON WORLD FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton World Fund (the "Fund") at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2007


                                                              Annual Report | 39



Templeton World Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,007,522,303 as a long term capital gain dividend for the fiscal year ended August 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $82,843,105 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 24.03% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $172,434,506 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $11,677,319 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2007.

At August 31, 2007, more than 50% of the Templeton World Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 19, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record.


40 | Annual Report



Templeton World Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)

RECORD DATE: 10/19/2007

--------------------------------------------------------------------------------
                                                          CLASS A
                                            FOREIGN       FOREIGN       FOREIGN
                                              TAX          SOURCE      QUALIFIED
                                             PAID          INCOME      DIVIDENDS
COUNTRY                                    PER SHARE     PER SHARE     PER SHARE
--------------------------------------------------------------------------------
Australia ..............................    $0.0000       $0.0012       $0.0000
Bermuda ................................     0.0000        0.0063        0.0063
Brazil .................................     0.0002        0.0012        0.0001
Canada .................................     0.0000        0.0007        0.0000
Cayman Islands .........................     0.0000        0.0011        0.0000
China ..................................     0.0000        0.0012        0.0000
Finland ................................     0.0017        0.0078        0.0078
France .................................     0.0038        0.0185        0.0185
Germany ................................     0.0009        0.0086        0.0086
Hong Kong ..............................     0.0000        0.0176        0.0000
India ..................................     0.0000        0.0020        0.0020
Indonesia ..............................     0.0003        0.0016        0.0016
Ireland ................................     0.0000        0.0014        0.0000
Italy ..................................     0.0013        0.0059        0.0059
Japan ..................................     0.0011        0.0106        0.0106
Netherlands ............................     0.0039        0.0140        0.0140
Norway .................................     0.0006        0.0044        0.0044
Philippines ............................     0.0001        0.0004        0.0004
Singapore ..............................     0.0000        0.0098        0.0000
South Africa ...........................     0.0000        0.0001        0.0001
South Korea ............................     0.0029        0.0123        0.0095
Spain ..................................     0.0015        0.0071        0.0071
Sweden .................................     0.0000        0.0006        0.0000
Switzerland ............................     0.0012        0.0054        0.0054
Taiwan .................................     0.0085        0.0353        0.0063
Thailand ...............................     0.0000        0.0001        0.0001
Turkey .................................     0.0000        0.0008        0.0008
United Kingdom .........................     0.0000        0.0760        0.0667
                                           -------------------------------------
TOTAL ..................................    $0.0280       $0.2520       $0.1762
                                           =====================================

--------------------------------------------------------------------------------
                                                          CLASS B
                                            FOREIGN       FOREIGN       FOREIGN
                                              TAX          SOURCE      QUALIFIED
                                             PAID          INCOME      DIVIDENDS
COUNTRY                                    PER SHARE     PER SHARE     PER SHARE
--------------------------------------------------------------------------------
Australia ..............................    $0.0000       $0.0008       $0.0000
Bermuda ................................     0.0000        0.0040        0.0040
Brazil .................................     0.0002        0.0008        0.0001
Canada .................................     0.0000        0.0004        0.0000
Cayman Islands .........................     0.0000        0.0007        0.0000
China ..................................     0.0000        0.0008        0.0000
Finland ................................     0.0017        0.0049        0.0049
France .................................     0.0038        0.0117        0.0117
Germany ................................     0.0009        0.0055        0.0055
Hong Kong ..............................     0.0000        0.0112        0.0000
India ..................................     0.0000        0.0012        0.0012
Indonesia ..............................     0.0003        0.0010        0.0010
Ireland ................................     0.0000        0.0009        0.0000
Italy ..................................     0.0013        0.0038        0.0038
Japan ..................................     0.0011        0.0067        0.0067
Netherlands ............................     0.0039        0.0088        0.0088
Norway .................................     0.0006        0.0028        0.0028


                                                              Annual Report | 41



Templeton World Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
                                                          CLASS B
                                            FOREIGN       FOREIGN       FOREIGN
                                              TAX          SOURCE      QUALIFIED
                                             PAID          INCOME      DIVIDENDS
COUNTRY                                    PER SHARE     PER SHARE     PER SHARE
--------------------------------------------------------------------------------
Philippines ............................    $0.0001       $0.0003       $0.0003
Singapore ..............................     0.0000        0.0062        0.0000
South Africa ...........................     0.0000        0.0001        0.0001
South Korea ............................     0.0029        0.0078        0.0060
Spain ..................................     0.0015        0.0045        0.0045
Sweden .................................     0.0000        0.0004        0.0000
Switzerland ............................     0.0012        0.0034        0.0034
Taiwan .................................     0.0085        0.0224        0.0040
Thailand ...............................     0.0000        0.0001        0.0001
Turkey .................................     0.0000        0.0005        0.0005
United Kingdom .........................     0.0000        0.0481        0.0422
                                           -------------------------------------
TOTAL ..................................    $0.0280       $0.1598       $0.1116
                                           =====================================

--------------------------------------------------------------------------------
                                                          CLASS C
                                            FOREIGN       FOREIGN       FOREIGN
                                              TAX          SOURCE      QUALIFIED
                                             PAID          INCOME      DIVIDENDS
COUNTRY                                    PER SHARE     PER SHARE     PER SHARE
--------------------------------------------------------------------------------
Australia ..............................    $0.0000       $0.0009       $0.0000
Bermuda ................................     0.0000        0.0044        0.0044
Brazil .................................     0.0002        0.0008        0.0001
Canada .................................     0.0000        0.0005        0.0000
Cayman Islands .........................     0.0000        0.0008        0.0000
China ..................................     0.0000        0.0008        0.0000
Finland ................................     0.0017        0.0054        0.0054
France .................................     0.0038        0.0129        0.0129
Germany ................................     0.0009        0.0060        0.0060
Hong Kong ..............................     0.0000        0.0123        0.0000
India ..................................     0.0000        0.0014        0.0014
Indonesia ..............................     0.0003        0.0011        0.0011
Ireland ................................     0.0000        0.0010        0.0000
Italy ..................................     0.0013        0.0041        0.0041
Japan ..................................     0.0011        0.0074        0.0074
Netherlands ............................     0.0039        0.0098        0.0098
Norway .................................     0.0006        0.0031        0.0031
Philippines ............................     0.0001        0.0003        0.0003
Singapore ..............................     0.0000        0.0068        0.0000
South Africa ...........................     0.0000        0.0001        0.0001
South Korea ............................     0.0029        0.0086        0.0066
Spain ..................................     0.0015        0.0050        0.0050
Sweden .................................     0.0000        0.0004        0.0000
Switzerland ............................     0.0012        0.0038        0.0038
Taiwan .................................     0.0085        0.0247        0.0044
Thailand ...............................     0.0000        0.0001        0.0001
Turkey .................................     0.0000        0.0006        0.0006
United Kingdom .........................     0.0000        0.0531        0.0466
                                           -------------------------------------
TOTAL ..................................    $0.0280       $0.1762       $0.1232
                                           =====================================


42 | Annual Report



Templeton World Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
                                                       ADVISOR CLASS
                                            FOREIGN       FOREIGN       FOREIGN
                                              TAX          SOURCE      QUALIFIED
                                              PAID         INCOME      DIVIDENDS
COUNTRY                                    PER SHARE     PER SHARE     PER SHARE
--------------------------------------------------------------------------------
Australia ..............................    $0.0000       $0.0013       $0.0000
Bermuda ................................     0.0000        0.0069        0.0069
Brazil .................................     0.0002        0.0013        0.0001
Canada .................................     0.0000        0.0007        0.0000
Cayman Islands .........................     0.0000        0.0012        0.0000
China ..................................     0.0000        0.0013        0.0000
Finland ................................     0.0017        0.0085        0.0085
France .................................     0.0038        0.0203        0.0203
Germany ................................     0.0009        0.0095        0.0095
Hong Kong ..............................     0.0000        0.0194        0.0000
India ..................................     0.0000        0.0021        0.0021
Indonesia ..............................     0.0003        0.0017        0.0017
Ireland ................................     0.0000        0.0016        0.0000
Italy ..................................     0.0013        0.0065        0.0065
Japan ..................................     0.0011        0.0116        0.0116
Netherlands ............................     0.0039        0.0153        0.0153
Norway .................................     0.0006        0.0048        0.0048
Philippines ............................     0.0001        0.0004        0.0004
Singapore ..............................     0.0000        0.0107        0.0000
South Africa ...........................     0.0000        0.0001        0.0001
South Korea ............................     0.0029        0.0135        0.0104
Spain ..................................     0.0015        0.0078        0.0077
Sweden .................................     0.0000        0.0006        0.0000
Switzerland ............................     0.0012        0.0060        0.0060
Taiwan .................................     0.0085        0.0388        0.0069
Thailand ...............................     0.0000        0.0001        0.0001
Turkey .................................     0.0000        0.0009        0.0009
United Kingdom .........................     0.0000        0.0835        0.0733
                                           -------------------------------------
TOTAL ..................................    $0.0280       $0.2764       $0.1931
                                           =====================================

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1


                                                              Annual Report | 43



Templeton World Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules, however, permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


44 | Annual Report



Templeton World Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007 (UNAUDITED)

A Special Meeting of the Shareholders of Templeton Funds, Inc. ("TFI") was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on March 21, 2007, and reconvened on April 11, 2007 and May 11, 2007. The purpose of the meeting was to elect Directors of TFI and to vote on the following Proposal and Sub-Proposals: To approve an Agreement and Plan of Reorganization that provides for the reorganization of TFI from a Maryland corporation to a Delaware statutory trust, and to approve amendments to certain of the Fund's fundamental investment restrictions (including two (2) Sub-Proposals).

At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of TFI: Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of TFI from a Maryland corporation to a Delaware statutory trust, and amendments to certain of the Fund's fundamental investment restrictions (including two (2) Sub-Proposals). No other business was transacted at the meeting. The results of the voting at the meeting are as follows:

Proposal 1. The Election of Directors*:

------------------------------------------------------------------------------------------------------------------
                                                        % OF        % OF                         % OF       % OF
                                                    OUTSTANDING    VOTED                     OUTSTANDING    VOTED
NAME                                    FOR            SHARES      SHARES      WITHHELD         SHARES     SHARES
------------------------------------------------------------------------------------------------------------------
Harris J. Ashton ..............   897,493,029.375     49.291%     98.005%   18,266,327.119      1.004%     1.995%
Frank J. Crothers .............   899,562,005.552     49.405%     98.231%   16,197,350.942      0.890%     1.769%
Edith E. Holiday ..............   890,452,758.119     48.905%     97.237%   25,306,598.375      1.390%     2.763%
David W. Niemiec ..............   899,357,424.298     49.394%     98.209%   16,401,932.196      0.901%     1.791%
Frank A. Olson ................   897,369,740.773     49.285%     97.992%   18,389,615.721      1.010%     2.008%
Larry D. Thompson .............   899,516,526.208     49.402%     98.226%   16,242,830.286      0.893%     1.774%
Constantine D. Tseretopoulos ..   899,213,408.694     49.386%     98.193%   16,545,947.800      0.909%     1.807%
Robert E. Wade ................   899,419,479.173     49.397%     98.216%   16,339,877.321      0.898%     1.784%
Charles B. Johnson ............   898,350,377.335     49.338%     98.099%   17,408,979.159      0.957%     1.901%
Rupert H. Johnson, Jr. ........   898,815,054.517     49.364%     98.150%   16,944,301.977      0.931%     1.850%

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of TFI from a Maryland corporation to a Delaware statutory trust*:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                         SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For ................................   687,030,019.479     37.732%      75.023%
Against ............................    26,262,708.016      1.443%       2.868%
Abstain ............................    22,898,869.969      1.257%       2.500%
Broker Non-Votes ...................   179,567,759.030      9.862%      19.609%
--------------------------------------------------------------------------------
TOTAL ..............................   915,759,356.494     50.294%     100.000%
--------------------------------------------------------------------------------


                                                             Annual Report | 45



Templeton World Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes two (2) Sub-Proposals**):

(a) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                            % OF        % OF
                                                         OUTSTANDING    VOTED
                                         SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For ................................   230,958,526.997     45.226%      74.918%
Against ............................    14,775,525.460      2.893%       4.793%
Abstain ............................    15,223,674.372      2.981%       4.938%
Broker Non-Votes ...................    47,322,106.000      9.267%      15.350%
--------------------------------------------------------------------------------
TOTAL ..............................   308,279,832.829     60.367%     100.000%
--------------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING    VOTED
                                         SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For ................................   232,300,255.368     45.489%      75.354%
Against ............................    13,615,091.848      2.666%       4.416%
Abstain ............................    15,042,379.613      2.945%       4.880%
Broker Non-Votes ...................    47,322,106.000      9.267%      15.350%
--------------------------------------------------------------------------------
TOTAL ..............................   308,279,832.829     60.367%     100.000%
--------------------------------------------------------------------------------

* All TFI funds voting together.

** Templeton World Fund voting separately.


46 | Annual Report



Templeton World Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Director         Since 1992           139                       Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Director         Since 2003           19                        Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                           company), Nuinsco Resources
Suite 2100                                                                                       Limited (mineral exploration),
Fort Lauderdale, FL 33394-3091                                                                   Fidelity Merchant Bank & Trust
                                                                                                 (Cayman) Limited (financial
                                                                                                 services), C.A. Bancorp Inc.
                                                                                                 (financial services), Victory
                                                                                                 Nickel Inc. (mineral exploration),
                                                                                                 ABACO Markets Limited (retail
                                                                                                 distributors) and Belize
                                                                                                 Electricity Limited (electric
                                                                                                 utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Director         Since 2003           139                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                           refining of oil and gas), H.J.
Suite 2100                                                                                       Heinz Company (processed foods and
Fort Lauderdale, FL 33394-3091                                                                   allied products), RTI
                                                                                                 International Metals, Inc.
                                                                                                 (manufacture and distribution of
                                                                                                 titanium), Canadian National
                                                                                                 Railway (railroad) and White
                                                                                                 Mountains Insurance Group, Ltd.
                                                                                                 (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 47



------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Director         Since 2005           19                        Emeritus Corporation (assisted
500 East Broward Blvd.                                                                           living) and OSI Pharmaceuticals,
Suite 2100                                                                                       Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Director         Since 2003           139                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                           refining of oil and gas) and
Suite 2100                                                                                       Sentient Jet (private jet
Fort Lauderdale, FL 33394-3091                                                                   service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Director         Since 2005           139                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Director         Since 2003           19                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director         Since 2006           33                        El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                           (investments) and ARC Wireless
Suite 2100                                                                                       Solutions, Inc. (wireless
Fort Lauderdale, FL 33394-3091                                                                   components and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


48 | Annual Report



INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Director,        Director and         139                       None
One Franklin Parkway             Chairman of      Chairman of the
San Mateo, CA 94403-1906         the Board and    Board since 1995
                                 Vice President   and Vice President
                                                  since 1992
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Director and     Director since       55                        Not Applicable
One Franklin Parkway             Vice President   1992 and Vice
San Mateo, CA 94403-1906                          President since
                                                  1996
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance       Officer since 2004
San Mateo, CA 94403-1906         Officer and      and Vice President
                                 Vice President   - AML Compliance
                                 - AML            since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)        President and    President since      Not Applicable            Not Applicable
PO Box N-7759                    Chief Executive  2001 and Chief
Lyford Cay, Nassau, Bahamas      Officer -        Executive Officer
                                 Investment       - Investment
                                 Management       Management
                                                  since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002           Not Applicable            Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 49



------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President   Since 1994           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary        Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer        Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President   Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


50 | Annual Report



------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)              Chief Financial  Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to August 31, 2007, Nicholas F. Brady ceased to be a director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION, A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 51



Templeton World Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 22, 2007, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Templeton World Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund


52 | Annual Report



Templeton World Fund

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2007, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The following summarizes the performance results for the Fund.

The Lipper performance universe for the Fund consisted of the Fund and all retail and institutional global multi-cap core funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the second-highest quintile of such universe for the one-year period and on an annualized basis to be in the second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory


                                                              Annual Report | 53



Templeton World Fund

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee and actual total expenses for comparative consistency are shown by Lipper for fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate for Templeton World Fund was in the second least expensive quintile of its Lipper expense group and that its actual total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from


54 | Annual Report



Templeton World Fund

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2006, the net assets of Templeton World Fund were approximately $9.9 billion. The Board believed that to the extent economies of scale may be realized by the manager and its affiliates, the schedules of fees under the investment management agreement provided a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                                                              Annual Report | 55



Templeton World Fund

SHAREHOLDER INFORMATION (CONTINUED)

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


56 | Annual Report



Templeton World Fund

PROSPECTUS SUPPLEMENT

                     SUPPLEMENT DATED OCTOBER 1, 2007 TO THE
                        PROSPECTUS DATED JANUARY 1, 2007
                                       OF
                              TEMPLETON WORLD FUND

The prospectus is amended as follows:

I. The manager line-up in the "Management" section on page 12 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

MURDO MURCHISON CFA(R) 1 EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Murchison has been a manager of the Fund since 2001. He joined Franklin Templeton Investments in 1993.

LISA F. MYERS CFA(R) 1 SENIOR VICE PRESIDENT OF GLOBAL ADVISORS
Ms. Myers has been a manager of the Fund since 2003. She joined Franklin Templeton Investments in 1996.

TUCKER SCOTT CFA(R) 1 EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Scott has been a manager of the Fund since August 2007. He joined Franklin Templeton Investments in 1996.

The managers of the Fund have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

Please keep this supplement for future reference.


                                              Not part of the annual report | 57



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                       This page intentionally left blank.



                       This page intentionally left blank.



Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07                                              Not part of the annual report



     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON WORLD FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

102 A2007 10/07





TEMPLETON FOREIGN FUND




                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                      AUGUST 31, 2007
--------------------------------------------------------------------------------

                                               A series of Templeton Funds, Inc.

--------------------------------------------------------------------------------
      ANNUAL REPORT AND SHAREHOLDER LETTER                  INTERNATIONAL
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
           TEMPLETON FOREIGN FUND
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series



                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the annual report



Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Templeton Foreign Fund ....................................................    3

Performance Summary .......................................................   10

Your Fund's Expenses ......................................................   15

Financial Highlights and Statement of Investments .........................   17

Financial Statements ......................................................   28

Notes to Financial Statements .............................................   32

Report of Independent Registered Public Accounting Firm ...................   42

Tax Designation ...........................................................   43

Meeting of Shareholders ...................................................   48

Board Members and Officers ................................................   50

Shareholder Information ...................................................   55

Prospectus Supplement .....................................................   60

--------------------------------------------------------------------------------
Annual Report

Templeton Foreign Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located outside the U.S., including emerging markets.

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Europe ............................................   47.2%
Asia ..............................................   43.0%
Latin America .....................................    2.5%
Middle East & Africa ..............................    2.0%
North America .....................................    1.8%
Short-Term Investments & Other Net Assets .........    3.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Templeton Foreign Fund covers the fiscal year ended August 31, 2007.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Foreign Fund - Class A posted a cumulative total return of +18.04%. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which posted a +19.20% total return for the same period. 1 In line with our long-term investment strategy, we are pleased with our long-term

1. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. As of 8/31/07, the Fund's Class A 10-year average annual total return not including sales charges was +8.58%, compared with the +8.37% 10-year average annual total return of the MSCI EAFE Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                                               Annual Report | 3



TOP 10 COUNTRIES
Based on Equity Securities
8/31/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
U.K.                                                                       22.2%
--------------------------------------------------------------------------------
Japan                                                                       8.8%
--------------------------------------------------------------------------------
Hong Kong                                                                   8.2%
--------------------------------------------------------------------------------
Taiwan                                                                      7.0%
--------------------------------------------------------------------------------
South Korea                                                                 7.0%
--------------------------------------------------------------------------------
Germany                                                                     5.7%
--------------------------------------------------------------------------------
France                                                                      5.0%
--------------------------------------------------------------------------------
India                                                                       4.1%
--------------------------------------------------------------------------------
Italy                                                                       3.7%
--------------------------------------------------------------------------------
Singapore                                                                   3.1%
--------------------------------------------------------------------------------

results, as shown in the Performance Summary beginning on page 10. For the 10-year period ended August 31, 2007, Templeton Foreign Fund - Class A delivered a +127.72% cumulative total return, compared with the MSCI EAFE Index's +123.45% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient throughout the 12-month reporting period. The strength of consumer and corporate demand, particularly in developing economies, along with reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates, continued to support the economic recovery, which began in 2002.

These factors also contributed to the strength of global equity markets during the 12 months under review. In addition, narrow corporate credit spreads, together with strong cash flows from the corporate sector in the world's capital markets contributed to record-breaking global merger and acquisition activity. In particular the private equity industry, which has grown substantially in recent years, played a pivotal role in a number of large and high profile acquisitions.

However, concerns about slower growth and declining asset quality surfaced during the first quarter of 2007. These were initially centered on the U.S. subprime mortgage market but spread in August 2007 to global capital markets. In particular, the difficulties of assessing risk and the value of collateral in the structured finance industry contributed to a decline in risk appetite among both lenders and investors. The private equity industry, which is reliant on the availability of cheap credit, was particularly affected, and deal activity slowed toward the end of the period.

Despite this decline in investor confidence, most global equity markets ended the 12-month period with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached six-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the latter part of the period.


4 | Annual Report



INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

Among regions, Fund performance versus the benchmark MSCI EAFE Index benefited from our investment decisions in Asia. In particular, our overweighted allocation to China and Hong Kong, and to India and the Philippines, which are not in the index, were key contributors. On an absolute basis, Europe was the Fund's top contributor to returns, as the region performed well for the year under review. Within Europe, our holdings in Denmark, Spain and Russia (not a benchmark index component) performed particularly well. Our investments in Brazil and Mexico, which are not MSCI EAFE Index components, also provided strong returns this year.

On a sector basis, the Fund's holdings in the telecommunication services, industrials, energy and consumer discretionary sectors were major contributors to return. 2 Our stock selection within these sectors boosted Fund performance versus the index. Among these, diversified and wireless telecommunications; electrical equipment; media; commercial services and supplies; and oil, gas and consumable fuels stocks performed especially well in terms of absolute and relative results.

On an individual security basis, several Fund holdings were noteworthy performers. With increased worldwide demand for oil and coal energy coming up against tight supplies, and with the resulting rise in oil and coal prices over the Fund's fiscal year, related Fund holdings such as China Shenhua Energy and Reliance Industries (not index components) performed exceptionally well. China Shenhua is an integrated coal-based energy company that owns and operates mines and power plants throughout China. For the foreseeable

TOP 10 CONTRIBUTORS TO
PERFORMANCE
9/1/06-8/31/07

--------------------------------------------------------------------------------
COMPANY
SECTOR/INDUSTRY, COUNTRY
--------------------------------------------------------------------------------
Reliance Industries Ltd.
   OIL, GAS & CONSUMABLE FUELS, INDIA
--------------------------------------------------------------------------------
China Shenhua Energy Co. Ltd.
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.
   REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR, pfd., A
   METALS & MINING, BRAZIL
--------------------------------------------------------------------------------
Mobile TeleSystems (ADS)
   WIRELESS TELECOMMUNICATION SERVICES, RUSSIA
--------------------------------------------------------------------------------
Vestas Wind Systems AS
   ELECTRICAL EQUIPMENT, DENMARK
--------------------------------------------------------------------------------
Siemens AG, Reg. D
   INDUSTRIAL CONGLOMERATES, GERMANY
--------------------------------------------------------------------------------
POSCO
   METALS & MINING, SOUTH KOREA
--------------------------------------------------------------------------------
Gamesa Corporacion Tecnologica SA, 144A
   ELECTRICAL EQUIPMENT, SPAIN
--------------------------------------------------------------------------------
Alliance Boots PLC*
   FOOD & STAPLES RETAILING, U.K.
--------------------------------------------------------------------------------

* Sold during the reporting period.

2. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, commercial services and supplies, electrical equipment, industrial conglomerates, machinery, and road and rail in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.


                                                               Annual Report | 5



TOP 10 INDUSTRIES
Based on Equity Securities
8/31/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                13.3%
--------------------------------------------------------------------------------
Commercial Banks                                                           13.0%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      8.1%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    5.1%
--------------------------------------------------------------------------------
Media                                                                       5.1%
--------------------------------------------------------------------------------
Capital Markets                                                             4.6%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             4.6%
--------------------------------------------------------------------------------
Real Estate                                                                 4.5%
--------------------------------------------------------------------------------
Wireless Telecommunication Services                                         4.1%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    3.8%
--------------------------------------------------------------------------------

future, coal will continue to be the primary energy source that fuels China's economic growth. Formerly, coal contracts were largely guided by state-mandated pricing, but we believe the nascent deregulation of China's energy market will likely boost coal profits, particularly for larger companies with established market share, including China Shenhua. Reliance Industries produces and sells a wide range of products, but its core businesses are in petroleum and petrochemicals products. Reliance is India's largest private-sector company; it has shown revenue generation, and we believe its corporate balance sheet reveals strong fundamentals, the foundation of future success. Reliance literally provides the fuel that drives India's growth engine, and we view our investment as a direct play on the exciting India growth story.

The Fund's heavily overweighted position in stocks of high-performing alternative energy companies Gamesa and Vestas Wind Systems contributed significantly to our absolute and relative results. Vestas, in particular, benefited from the increased demand for renewable energy, which has boosted order backlogs and expanded margins in a company that continues to aggressively pursue market share.

The Fund's investments in metals and mining companies such as Brazil's Companhia Vale do Rio Doce (CVRD) and South Korea's POSCO (not benchmark index components) delivered stellar returns in an environment of strong base metals commodity pricing trends that arose from increased worldwide demand, especially from China. CVRD mines and distributes several types of metals and minerals but is best known as the world's top producer of iron ore used in steel production. POSCO, formerly a government-held steelmaking monopoly, is now the world's third-largest steelmaker and produces about 30 million tons of steel each year.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.


6 | Annual Report



Despite the Fund's solid returns, some of our investments hindered performance during the year under review. On a country basis, our holdings in Japan detracted most from absolute and relative performance versus the MSCI EAFE Index during the period, mainly due to stock selection. During the 12-month period, the Fund had nearly half its assets invested in Europe. Although this allocation helped our absolute return, we were underweighted relative to the MSCI EAFE Index, which detracted from relative performance. Stock selection in Germany, the Netherlands and Finland also weighed on Fund performance relative to the benchmark index. Poor performance from the region largely stemmed from our European materials holdings. Finnish commercial paper manufacturer UPM-Kymmene and German chemicals producer BASF were two examples of relative detractors. A cyclical industry downturn weighed on stock performance, and a strong euro created pricing pressures in what is largely an export-driven sector.

We believe the broader case for investing in Europe rests on the vast structural changes sweeping the region. What was once considered an over-regulated, inefficient and bureacratic business environment has shown a willingness to change. We believe the establishment in 1998 of the European Central Bank, and the introduction of a unified currency one year later, toppled many nationalistic barriers that once impeded the progress of free-market capitalism. Although still facing obstacles, Europe's business atmosphere has become increasingly competitive and dynamic, in our view, and at Templeton we continue to identify a great number of bargains in the region.

On a sector basis, financials generally experienced poor to middling performance due to several factors, including depreciation of U.S. dollar-denominated assets and fallout from the subprime mortgage market. 3 Furthermore, our stock selection within the sector detracted from the Fund's relative results. In a difficult year for commercial banking stocks in general, the Fund's shares of Japanese banking stocks Shinsei Bank, Mitsubishi UFJ Financial and Sumitomo Mitsui Financial Group suffered steep declines. New government regulation capping interest rate levels on consumer finance companies, a major business for one of our holdings, Shinsei Bank, led to investor uncertainty. Nervousness about global financial sector companies in the summer of 2007 exacerbated the situation. Nonetheless, and more importantly, we believed fundamentals at Shinsei were impressive and continued to show progress. Shinsei has added 15,000-20,000 customers a month, has provisioned for the

TOP 10 EQUITY HOLDINGS
8/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.                                                 3.5%
   REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
Royal Dutch Shell PLC, A & B                                                3.1%
   OIL, GAS & CONSUMABLE FUELS, U.K.
--------------------------------------------------------------------------------
British Sky Broadcasting Group PLC                                          2.7%
   MEDIA, U.K.
--------------------------------------------------------------------------------
ING Groep NV                                                                2.5%
   DIVERSIFIED FINANCIAL SERVICES,
   NETHERLANDS
--------------------------------------------------------------------------------
Sanofi-Aventis                                                              2.3%
   PHARMACEUTICALS, FRANCE
--------------------------------------------------------------------------------
Reliance Industries Ltd.                                                    2.3%
   OIL, GAS & CONSUMABLE FUELS, INDIA
--------------------------------------------------------------------------------
BP PLC                                                                      2.2%
   OIL, GAS & CONSUMABLE FUELS, U.K.
--------------------------------------------------------------------------------
Hutchison Whampoa Ltd.                                                      2.0%
   INDUSTRIAL CONGLOMERATES, HONG KONG
--------------------------------------------------------------------------------
UniCredito Italiano SpA                                                     1.9%
   COMMERCIAL BANKS, ITALY
--------------------------------------------------------------------------------
Siemens AG, Reg. D                                                          1.9%
   INDUSTRIAL CONGLOMERATES, GERMANY
--------------------------------------------------------------------------------

3. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.


                                                               Annual Report | 7



new government regulation, and has remained steadfast in its strategy of delivering superior services, including asset management and non-bank consumer finance services, to a niche and growing market in Japan. In our analysis, we saw solid earnings potential at Shinsei. Notably, Shinsei continued to pay no tax on its growth due to tax loss carry-forwards.

Health care was another sector that fell in value for the Fund this year, driven primarily by underperforming pharmaceuticals stocks such as Sanofi-Aventis and GlaxoSmithKline.

As we reflect on the year-long reporting period, we think a trend worth noting is the increasing homogeneity of financial markets. Although many investors long to see regional markets stand on their own, global financial markets seem to be tracking Wall Street's gyrations closely. At Templeton, we too would welcome the decoupling of global markets from U.S. influence. When the failure of the least creditworthy cohort of U.S. homeowners to meet their mortgage obligations sends seismic ripples across the global financial landscape, it is hard to ignore how interdependent today's markets have become. We believe this convergence trend highlights the importance of investing in undervalued companies with broad international exposure, and holding them for the long term -- a strategy that is reflected in our portfolios. Although markets have often been moving in the same direction of late, they do not always move at the same pace. Over the period, we found the greatest value in large, cash-generative companies with the balance sheet strength to withstand a U.S.-led economic slowdown, and the global exposure to benefit from growth trends in other regions of the world.


8 | Annual Report



Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Jeffrey A. Everett

                          Jeffrey A. Everett, CFA

[PHOTO OMITTED]           /s/ Tucker Scott

                          Tucker Scott, CFA

                          Portfolio Management Team
                          Templeton Foreign Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
TUCKER SCOTT has been a manager of the Fund since August 2007. He joined the Templeton organization in 1996 and currently has responsibility for institutional and retail accounts. Mr. Scott has global research responsibilities for paper and forest products, commercial services and supplies, Switzerland and Austria, as well as small cap capital goods.

Prior to joining Templeton, Mr. Scott worked for Aeltus Investment Management, where his industry coverage included telecommunication equipment and financial services.

Mr. Scott earned his B.A. in history from the University of Virginia and an M.B.A. from the Amos Tuck School of Business at Dartmouth College. Mr. Scott is a Chartered Financial Analyst (CFA) Charterholder and member of the CFA Institute.
--------------------------------------------------------------------------------


                                                               Annual Report | 9



Performance Summary as of 8/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEMFX)                                    CHANGE           8/31/07        8/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.81            $14.60         $13.79
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.3033
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1273
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.0537
---------------------------------------------------------------------------------------------------
      TOTAL                                $1.4843
---------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TFRBX)                                    CHANGE           8/31/07        8/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.76            $14.29         $13.53
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.2014
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1273
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.0537
---------------------------------------------------------------------------------------------------
      TOTAL                                $1.3824
---------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEFTX)                                    CHANGE           8/31/07        8/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.77            $14.33         $13.56
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.2020
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1273
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.0537
---------------------------------------------------------------------------------------------------
      TOTAL                                $1.3830
---------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: TEFRX)                                    CHANGE           8/31/07        8/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.78            $14.46         $13.68
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.2694
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1273
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.0537
---------------------------------------------------------------------------------------------------
      TOTAL                                $1.4504
---------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TFFAX)                              CHANGE           8/31/07        8/31/06
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.80            $14.57         $13.77
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.3404
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1273
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.0537
---------------------------------------------------------------------------------------------------
      TOTAL                                $1.5214
---------------------------------------------------------------------------------------------------


10 | Annual Report



Performance Summary (CONTINUED)

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------
CLASS A                                                1-YEAR           5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +18.04%         +109.81%         +127.72%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +11.26%          +14.60%           +7.93%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                         $11,126          $19,770          $21,454
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                     +18.31%          +18.31%           +8.08%
-----------------------------------------------------------------------------------------------------
      Total Annual Operating Expenses 5                         1.16%
-----------------------------------------------------------------------------------------------------
CLASS B                                                1-YEAR           5-YEAR     INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +17.10%         +102.16%         +132.72%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +13.10%          +14.89%          +10.24%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                         $11,310          $20,016          $23,272
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                     +20.56%          +18.62%          +10.99%
-----------------------------------------------------------------------------------------------------
      Total Annual Operating Expenses 5                         1.91%
-----------------------------------------------------------------------------------------------------
CLASS C                                                1-YEAR           5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +17.14%         +102.21%         +111.62%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +16.14%          +15.12%           +7.78%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                         $11,614          $20,221          $21,162
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                     +23.68%          +18.86%           +7.91%
-----------------------------------------------------------------------------------------------------
      Total Annual Operating Expenses 5                         1.90%
-----------------------------------------------------------------------------------------------------
CLASS R                                                1-YEAR           5-YEAR     INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +17.66%         +107.02%          +96.11%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +17.66%          +15.67%          +12.64%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                         $11,766          $20,702          $19,611
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                     +25.24%          +19.43%          +13.77%
-----------------------------------------------------------------------------------------------------
      Total Annual Operating Expenses 5                         1.41%
-----------------------------------------------------------------------------------------------------
ADVISOR CLASS                                          1-YEAR           5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +18.33%         +112.37%         +132.93%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +18.33%          +16.26%           +8.82%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                         $11,833          $21,237          $23,293
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 4                     +25.88%          +20.02%           +8.96%
-----------------------------------------------------------------------------------------------------
      Total Annual Operating Expenses 5                         0.91%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 11



Performance Summary (CONTINUED)

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
CLASS A                              8/31/07
---------------------------------------------
1-Year                                +11.26%
---------------------------------------------
5-Year                                +14.60%
---------------------------------------------
10-Year                                +7.93%
---------------------------------------------

CLASS A (9/1/97-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date            Templeton Foreign Fund     MSCI EAFE Index 6        CPI 6
------------------------------------------------------------------------------
9/1/1997                  $ 9,421                  $10,000            $10,000
9/30/1997                 $ 9,950                  $10,562            $10,025
10/31/1997                $ 9,213                  $ 9,753            $10,050
11/30/1997                $ 9,114                  $ 9,656            $10,044
12/31/1997                $ 9,131                  $ 9,742            $10,031
1/31/1998                 $ 9,168                  $10,190            $10,050
2/28/1998                 $ 9,664                  $10,846            $10,068
3/31/1998                 $10,113                  $11,183            $10,087
4/30/1998                 $10,168                  $11,274            $10,106
5/31/1998                 $ 9,746                  $11,221            $10,124
6/30/1998                 $ 9,370                  $11,309            $10,137
7/31/1998                 $ 9,260                  $11,426            $10,149
8/31/1998                 $ 7,736                  $10,013            $10,162
9/30/1998                 $ 7,755                  $ 9,709            $10,174
10/31/1998                $ 8,571                  $10,723            $10,199
11/30/1998                $ 8,861                  $11,275            $10,199
12/31/1998                $ 8,685                  $11,723            $10,193
1/31/1999                 $ 8,540                  $11,691            $10,218
2/28/1999                 $ 8,468                  $11,415            $10,230
3/31/1999                 $ 9,223                  $11,894            $10,261
4/30/1999                 $10,465                  $12,379            $10,336
5/31/1999                 $ 9,989                  $11,744            $10,336
6/30/1999                 $10,662                  $12,205            $10,336
7/31/1999                 $10,776                  $12,570            $10,367
8/31/1999                 $10,859                  $12,619            $10,392
9/30/1999                 $10,610                  $12,749            $10,442
10/31/1999                $10,607                  $13,229            $10,460
11/30/1999                $11,130                  $13,692            $10,466
12/31/1999                $12,090                  $14,923            $10,466
1/31/2000                 $11,196                  $13,978            $10,498
2/29/2000                 $10,959                  $14,357            $10,560
3/31/2000                 $11,412                  $14,916            $10,647
4/30/2000                 $11,034                  $14,134            $10,653
5/31/2000                 $11,067                  $13,791            $10,665
6/30/2000                 $11,476                  $14,334            $10,721
7/31/2000                 $11,347                  $13,736            $10,746
8/31/2000                 $11,379                  $13,858            $10,746
9/30/2000                 $11,024                  $13,186            $10,802
10/31/2000                $10,933                  $12,877            $10,821
11/30/2000                $10,989                  $12,397            $10,827
12/31/2000                $11,647                  $12,840            $10,821
1/31/2001                 $11,759                  $12,834            $10,889
2/28/2001                 $11,523                  $11,873            $10,933
3/31/2001                 $10,712                  $11,087            $10,958
4/30/2001                 $11,331                  $11,864            $11,001
5/31/2001                 $11,320                  $11,455            $11,051
6/30/2001                 $11,129                  $10,991            $11,070
7/31/2001                 $10,960                  $10,792            $11,039
8/31/2001                 $10,915                  $10,521            $11,039
9/30/2001                 $ 9,631                  $ 9,457            $11,088
10/31/2001                $10,003                  $ 9,699            $11,051
11/30/2001                $10,511                  $10,057            $11,032
12/31/2001                $10,724                  $10,117            $10,989
1/31/2002                 $10,469                  $ 9,581            $11,014
2/28/2002                 $10,666                  $ 9,648            $11,057
3/31/2002                 $11,223                  $10,175            $11,119
4/30/2002                 $11,397                  $10,249            $11,182
5/31/2002                 $11,629                  $10,388            $11,182
6/30/2002                 $11,165                  $ 9,978            $11,188
7/31/2002                 $10,284                  $ 8,994            $11,200
8/31/2002                 $10,226                  $ 8,976            $11,238
9/30/2002                 $ 9,333                  $ 8,014            $11,256
10/31/2002                $ 9,745                  $ 8,445            $11,275
11/30/2002                $10,203                  $ 8,830            $11,275
12/31/2002                $ 9,797                  $ 8,533            $11,250
1/31/2003                 $ 9,562                  $ 8,178            $11,300
2/28/2003                 $ 9,243                  $ 7,991            $11,387
3/31/2003                 $ 8,889                  $ 7,840            $11,455
4/30/2003                 $ 9,632                  $ 8,617            $11,430
5/31/2003                 $10,210                  $ 9,147            $11,412
6/30/2003                 $10,469                  $ 9,374            $11,424
7/31/2003                 $10,894                  $ 9,602            $11,437
8/31/2003                 $11,330                  $ 9,836            $11,480
9/30/2003                 $11,436                  $10,141            $11,517
10/31/2003                $12,025                  $10,773            $11,505
11/30/2003                $12,133                  $11,014            $11,474
12/31/2003                $12,787                  $11,875            $11,461
1/31/2004                 $13,099                  $12,044            $11,517
2/29/2004                 $13,364                  $12,324            $11,580
3/31/2004                 $13,304                  $12,398            $11,654
4/30/2004                 $12,955                  $12,129            $11,692
5/31/2004                 $12,919                  $12,181            $11,760
6/30/2004                 $13,123                  $12,453            $11,797
7/31/2004                 $12,823                  $12,050            $11,779
8/31/2004                 $12,919                  $12,106            $11,785
9/30/2004                 $13,244                  $12,425            $11,810
10/31/2004                $13,618                  $12,849            $11,872
11/30/2004                $14,607                  $13,730            $11,878
12/31/2004                $15,107                  $14,333            $11,835
1/31/2005                 $14,812                  $14,071            $11,859
2/28/2005                 $15,450                  $14,683            $11,928
3/31/2005                 $15,070                  $14,319            $12,021
4/30/2005                 $14,726                  $13,999            $12,102
5/31/2005                 $14,799                  $14,020            $12,090
6/30/2005                 $14,984                  $14,212            $12,096
7/31/2005                 $15,512                  $14,649            $12,152
8/31/2005                 $15,794                  $15,023            $12,214
9/30/2005                 $16,396                  $15,695            $12,363
10/31/2005                $15,796                  $15,238            $12,388
11/30/2005                $16,093                  $15,615            $12,289
12/31/2005                $16,713                  $16,342            $12,239
1/31/2006                 $17,583                  $17,347            $12,332
2/28/2006                 $17,398                  $17,311            $12,357
3/31/2006                 $17,794                  $17,890            $12,425
4/30/2006                 $18,584                  $18,758            $12,531
5/31/2006                 $17,794                  $18,052            $12,593
6/30/2006                 $17,741                  $18,059            $12,618
7/31/2006                 $17,846                  $18,239            $12,655
8/31/2006                 $18,176                  $18,746            $12,680
9/30/2006                 $18,281                  $18,779            $12,618
10/31/2006                $18,865                  $19,511            $12,550
11/30/2006                $19,454                  $20,099            $12,531
12/31/2006                $20,044                  $20,731            $12,550
1/31/2007                 $20,220                  $20,873            $12,588
2/28/2007                 $20,073                  $21,045            $12,655
3/31/2007                 $20,455                  $21,591            $12,771
4/30/2007                 $21,293                  $22,570            $12,854
5/31/2007                 $21,807                  $22,996            $12,932
6/30/2007                 $21,969                  $23,031            $12,957
7/31/2007                 $21,954                  $22,694            $12,954
8/31/2007                 $21,454                  $22,345            $12,930

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
CLASS B                              8/31/07
---------------------------------------------
1-Year                                +13.10%
---------------------------------------------
5-Year                                +14.89%
---------------------------------------------
Since Inception (1/1/99)              +10.24%
---------------------------------------------

CLASS B (1/1/99-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date            Templeton Foreign Fund     MSCI EAFE Index 6        CPI 6
------------------------------------------------------------------------------
1/1/1999                  $10,000                  $10,000            $10,000
1/31/1999                 $ 9,821                  $ 9,973            $10,024
2/28/1999                 $ 9,738                  $ 9,737            $10,037
3/31/1999                 $10,584                  $10,146            $10,067
4/30/1999                 $12,014                  $10,560            $10,140
5/31/1999                 $11,454                  $10,018            $10,140
6/30/1999                 $12,217                  $10,411            $10,140
7/31/1999                 $12,348                  $10,723            $10,171
8/31/1999                 $12,431                  $10,764            $10,195
9/30/1999                 $12,133                  $10,875            $10,244
10/31/1999                $12,136                  $11,285            $10,262
11/30/1999                $12,714                  $11,679            $10,268
12/31/1999                $13,814                  $12,730            $10,268
1/31/2000                 $12,785                  $11,923            $10,299
2/29/2000                 $12,512                  $12,246            $10,360
3/31/2000                 $13,020                  $12,724            $10,445
4/30/2000                 $12,586                  $12,056            $10,451
5/31/2000                 $12,611                  $11,764            $10,464
6/30/2000                 $13,070                  $12,227            $10,519
7/31/2000                 $12,909                  $11,717            $10,543
8/31/2000                 $12,933                  $11,821            $10,543
9/30/2000                 $12,524                  $11,248            $10,598
10/31/2000                $12,408                  $10,984            $10,616
11/30/2000                $12,472                  $10,575            $10,622
12/31/2000                $13,209                  $10,953            $10,616
1/31/2001                 $13,325                  $10,948            $10,683
2/28/2001                 $13,054                  $10,128            $10,726
3/31/2001                 $12,126                  $ 9,457            $10,750
4/30/2001                 $12,822                  $10,121            $10,793
5/31/2001                 $12,809                  $ 9,771            $10,842
6/30/2001                 $12,577                  $ 9,375            $10,860
7/31/2001                 $12,384                  $ 9,206            $10,830
8/31/2001                 $12,319                  $ 8,974            $10,830
9/30/2001                 $10,863                  $ 8,067            $10,879
10/31/2001                $11,273                  $ 8,274            $10,842
11/30/2001                $11,852                  $ 8,579            $10,824
12/31/2001                $12,081                  $ 8,630            $10,781
1/31/2002                 $11,778                  $ 8,172            $10,805
2/28/2002                 $11,988                  $ 8,230            $10,848
3/31/2002                 $12,621                  $ 8,679            $10,909
4/30/2002                 $12,792                  $ 8,742            $10,970
5/31/2002                 $13,055                  $ 8,861            $10,970
6/30/2002                 $12,528                  $ 8,512            $10,976
7/31/2002                 $11,527                  $ 7,672            $10,988
8/31/2002                 $11,448                  $ 7,656            $11,025
9/30/2002                 $10,447                  $ 6,836            $11,043
10/31/2002                $10,908                  $ 7,204            $11,062
11/30/2002                $11,400                  $ 7,532            $11,062
12/31/2002                $10,956                  $ 7,279            $11,037
1/31/2003                 $10,676                  $ 6,976            $11,086
2/28/2003                 $10,317                  $ 6,816            $11,171
3/31/2003                 $ 9,918                  $ 6,687            $11,239
4/30/2003                 $10,743                  $ 7,351            $11,214
5/31/2003                 $11,382                  $ 7,803            $11,196
6/30/2003                 $11,662                  $ 7,996            $11,208
7/31/2003                 $12,114                  $ 8,191            $11,220
8/31/2003                 $12,593                  $ 8,390            $11,263
9/30/2003                 $12,713                  $ 8,650            $11,300
10/31/2003                $13,345                  $ 9,190            $11,287
11/30/2003                $13,467                  $ 9,396            $11,257
12/31/2003                $14,184                  $10,130            $11,245
1/31/2004                 $14,521                  $10,274            $11,300
2/29/2004                 $14,805                  $10,513            $11,361
3/31/2004                 $14,737                  $10,576            $11,434
4/30/2004                 $14,332                  $10,346            $11,470
5/31/2004                 $14,278                  $10,391            $11,538
6/30/2004                 $14,508                  $10,623            $11,574
7/31/2004                 $14,157                  $10,279            $11,556
8/31/2004                 $14,265                  $10,327            $11,562
9/30/2004                 $14,602                  $10,598            $11,586
10/31/2004                $15,021                  $10,961            $11,647
11/30/2004                $16,086                  $11,712            $11,653
12/31/2004                $16,632                  $12,227            $11,611
1/31/2005                 $16,303                  $12,003            $11,635
2/28/2005                 $17,002                  $12,525            $11,702
3/31/2005                 $16,563                  $12,215            $11,794
4/30/2005                 $16,166                  $11,941            $11,873
5/31/2005                 $16,248                  $11,960            $11,861
6/30/2005                 $16,426                  $12,123            $11,867
7/31/2005                 $17,002                  $12,496            $11,922
8/31/2005                 $17,303                  $12,815            $11,983
9/30/2005                 $17,961                  $13,388            $12,129
10/31/2005                $17,286                  $12,998            $12,154
11/30/2005                $17,602                  $13,320            $12,056
12/31/2005                $18,275                  $13,940            $12,007
1/31/2006                 $19,210                  $14,797            $12,099
2/28/2006                 $18,991                  $14,767            $12,123
3/31/2006                 $19,414                  $15,261            $12,190
4/30/2006                 $20,247                  $16,001            $12,294
5/31/2006                 $19,385                  $15,399            $12,355
6/30/2006                 $19,312                  $15,404            $12,379
7/31/2006                 $19,414                  $15,559            $12,416
8/31/2006                 $19,765                  $15,991            $12,441
9/30/2006                 $19,867                  $16,019            $12,379
10/31/2006                $20,486                  $16,643            $12,312
11/30/2006                $21,104                  $17,145            $12,294
12/31/2006                $21,751                  $17,684            $12,312
1/31/2007                 $21,942                  $17,805            $12,350
2/28/2007                 $21,782                  $17,952            $12,416
3/31/2007                 $22,196                  $18,418            $12,529
4/30/2007                 $23,104                  $19,252            $12,610
5/31/2007                 $23,663                  $19,616            $12,688
6/30/2007                 $23,838                  $19,646            $12,712
7/31/2007                 $23,821                  $19,359            $12,709
8/31/2007                 $23,272                  $19,061            $12,686


12 | Annual Report



Performance Summary (CONTINUED)

CLASS C (9/1/97-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date            Templeton Foreign Fund     MSCI EAFE Index 6        CPI 6
------------------------------------------------------------------------------
9/1/1997                  $10,000                  $10,000            $10,000
9/30/1997                 $10,569                  $10,562            $10,025
10/31/1997                $ 9,779                  $ 9,753            $10,050
11/30/1997                $ 9,664                  $ 9,656            $10,044
12/31/1997                $ 9,676                  $ 9,742            $10,031
1/31/1998                 $ 9,706                  $10,190            $10,050
2/28/1998                 $10,227                  $10,846            $10,068
3/31/1998                 $10,698                  $11,183            $10,087
4/30/1998                 $10,757                  $11,274            $10,106
5/31/1998                 $10,295                  $11,221            $10,124
6/30/1998                 $ 9,893                  $11,309            $10,137
7/31/1998                 $ 9,775                  $11,426            $10,149
8/31/1998                 $ 8,154                  $10,013            $10,162
9/30/1998                 $ 8,173                  $ 9,709            $10,174
10/31/1998                $ 9,021                  $10,723            $10,199
11/30/1998                $ 9,330                  $11,275            $10,199
12/31/1998                $ 9,143                  $11,723            $10,193
1/31/1999                 $ 8,977                  $11,691            $10,218
2/28/1999                 $ 8,900                  $11,415            $10,230
3/31/1999                 $ 9,683                  $11,894            $10,261
4/30/1999                 $10,984                  $12,379            $10,336
5/31/1999                 $10,477                  $11,744            $10,336
6/30/1999                 $11,172                  $12,205            $10,336
7/31/1999                 $11,293                  $12,570            $10,367
8/31/1999                 $11,370                  $12,619            $10,392
9/30/1999                 $11,095                  $12,749            $10,442
10/31/1999                $11,098                  $13,229            $10,460
11/30/1999                $11,628                  $13,692            $10,466
12/31/1999                $12,626                  $14,923            $10,466
1/31/2000                 $11,693                  $13,978            $10,498
2/29/2000                 $11,431                  $14,357            $10,560
3/31/2000                 $11,898                  $14,916            $10,647
4/30/2000                 $11,499                  $14,134            $10,653
5/31/2000                 $11,522                  $13,791            $10,665
6/30/2000                 $11,943                  $14,334            $10,721
7/31/2000                 $11,795                  $13,736            $10,746
8/31/2000                 $11,818                  $13,858            $10,746
9/30/2000                 $11,443                  $13,186            $10,802
10/31/2000                $11,336                  $12,877            $10,821
11/30/2000                $11,406                  $12,397            $10,827
12/31/2000                $12,067                  $12,840            $10,821
1/31/2001                 $12,173                  $12,834            $10,889
2/28/2001                 $11,925                  $11,873            $10,933
3/31/2001                 $11,076                  $11,087            $10,958
4/30/2001                 $11,713                  $11,864            $11,001
5/31/2001                 $11,701                  $11,455            $11,051
6/30/2001                 $11,489                  $10,991            $11,070
7/31/2001                 $11,312                  $10,792            $11,039
8/31/2001                 $11,265                  $10,521            $11,039
9/30/2001                 $ 9,932                  $ 9,457            $11,088
10/31/2001                $10,306                  $ 9,699            $11,051
11/30/2001                $10,824                  $10,057            $11,032
12/31/2001                $11,031                  $10,117            $10,989
1/31/2002                 $10,766                  $ 9,581            $11,014
2/28/2002                 $10,959                  $ 9,648            $11,057
3/31/2002                 $11,525                  $10,175            $11,119
4/30/2002                 $11,694                  $10,249            $11,182
5/31/2002                 $11,935                  $10,388            $11,182
6/30/2002                 $11,453                  $ 9,978            $11,188
7/31/2002                 $10,538                  $ 8,994            $11,200
8/31/2002                 $10,465                  $ 8,976            $11,238
9/30/2002                 $ 9,538                  $ 8,014            $11,256
10/31/2002                $ 9,957                  $ 8,445            $11,275
11/30/2002                $10,419                  $ 8,830            $11,275
12/31/2002                $10,011                  $ 8,533            $11,250
1/31/2003                 $ 9,756                  $ 8,178            $11,300
2/28/2003                 $ 9,428                  $ 7,991            $11,387
3/31/2003                 $ 9,064                  $ 7,840            $11,455
4/30/2003                 $ 9,817                  $ 8,617            $11,430
5/31/2003                 $10,400                  $ 9,147            $11,412
6/30/2003                 $10,655                  $ 9,374            $11,424
7/31/2003                 $11,068                  $ 9,602            $11,437
8/31/2003                 $11,506                  $ 9,836            $11,480
9/30/2003                 $11,615                  $10,141            $11,517
10/31/2003                $12,196                  $10,773            $11,505
11/30/2003                $12,307                  $11,014            $11,474
12/31/2003                $12,961                  $11,875            $11,461
1/31/2004                 $13,256                  $12,044            $11,517
2/29/2004                 $13,527                  $12,324            $11,580
3/31/2004                 $13,465                  $12,398            $11,654
4/30/2004                 $13,096                  $12,129            $11,692
5/31/2004                 $13,047                  $12,181            $11,760
6/30/2004                 $13,256                  $12,453            $11,797
7/31/2004                 $12,936                  $12,050            $11,779
8/31/2004                 $13,035                  $12,106            $11,785
9/30/2004                 $13,342                  $12,425            $11,810
10/31/2004                $13,723                  $12,849            $11,872
11/30/2004                $14,705                  $13,730            $11,878
12/31/2004                $15,191                  $14,333            $11,835
1/31/2005                 $14,891                  $14,071            $11,859
2/28/2005                 $15,528                  $14,683            $11,928
3/31/2005                 $15,128                  $14,319            $12,021
4/30/2005                 $14,779                  $13,999            $12,102
5/31/2005                 $14,841                  $14,020            $12,090
6/30/2005                 $15,016                  $14,212            $12,096
7/31/2005                 $15,528                  $14,649            $12,152
8/31/2005                 $15,803                  $15,023            $12,214
9/30/2005                 $16,403                  $15,695            $12,363
10/31/2005                $15,790                  $15,238            $12,388
11/30/2005                $16,079                  $15,615            $12,289
12/31/2005                $16,693                  $16,342            $12,239
1/31/2006                 $17,546                  $17,347            $12,332
2/28/2006                 $17,359                  $17,311            $12,357
3/31/2006                 $17,732                  $17,890            $12,425
4/30/2006                 $18,505                  $18,758            $12,531
5/31/2006                 $17,719                  $18,052            $12,593
6/30/2006                 $17,652                  $18,059            $12,618
7/31/2006                 $17,745                  $18,239            $12,655
8/31/2006                 $18,065                  $18,746            $12,680
9/30/2006                 $18,145                  $18,779            $12,618
10/31/2006                $18,724                  $19,511            $12,550
11/30/2006                $19,287                  $20,099            $12,531
12/31/2006                $19,877                  $20,731            $12,550
1/31/2007                 $20,025                  $20,873            $12,588
2/28/2007                 $19,862                  $21,045            $12,655
3/31/2007                 $20,231                  $21,591            $12,771
4/30/2007                 $21,058                  $22,570            $12,854
5/31/2007                 $21,546                  $22,996            $12,932
6/30/2007                 $21,693                  $23,031            $12,957
7/31/2007                 $21,664                  $22,694            $12,954
8/31/2007                 $21,162                  $22,345            $12,930

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
CLASS C                              8/31/07
---------------------------------------------
1-Year                                +16.14%
---------------------------------------------
5-Year                                +15.12%
---------------------------------------------
10-Year                                +7.78%
---------------------------------------------

CLASS R (1/1/02-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date            Templeton Foreign Fund     MSCI EAFE Index 6        CPI 6
------------------------------------------------------------------------------
1/1/2002                  $10,000                  $10,000            $10,000
1/31/2002                 $ 9,710                  $ 9,469            $10,023
2/28/2002                 $ 9,882                  $ 9,536            $10,062
3/31/2002                 $10,409                  $10,057            $10,119
4/30/2002                 $10,559                  $10,130            $10,175
5/31/2002                 $10,774                  $10,267            $10,175
6/30/2002                 $10,345                  $ 9,862            $10,181
7/31/2002                 $ 9,527                  $ 8,889            $10,192
8/31/2002                 $ 9,473                  $ 8,871            $10,226
9/30/2002                 $ 8,635                  $ 7,921            $10,243
10/31/2002                $ 9,028                  $ 8,347            $10,260
11/30/2002                $ 9,442                  $ 8,727            $10,260
12/31/2002                $ 9,074                  $ 8,434            $10,238
1/31/2003                 $ 8,845                  $ 8,083            $10,283
2/28/2003                 $ 8,548                  $ 7,898            $10,362
3/31/2003                 $ 8,220                  $ 7,749            $10,424
4/30/2003                 $ 8,910                  $ 8,517            $10,402
5/31/2003                 $ 9,446                  $ 9,041            $10,385
6/30/2003                 $ 9,676                  $ 9,265            $10,396
7/31/2003                 $10,059                  $ 9,491            $10,407
8/31/2003                 $10,464                  $ 9,721            $10,447
9/30/2003                 $10,562                  $10,023            $10,481
10/31/2003                $11,094                  $10,648            $10,470
11/30/2003                $11,204                  $10,887            $10,441
12/31/2003                $11,804                  $11,738            $10,430
1/31/2004                 $12,082                  $11,904            $10,481
2/29/2004                 $12,328                  $12,181            $10,538
3/31/2004                 $12,272                  $12,255            $10,606
4/30/2004                 $11,949                  $11,988            $10,640
5/31/2004                 $11,904                  $12,040            $10,702
6/30/2004                 $12,104                  $12,308            $10,736
7/31/2004                 $11,815                  $11,911            $10,719
8/31/2004                 $11,904                  $11,966            $10,724
9/30/2004                 $12,194                  $12,280            $10,747
10/31/2004                $12,550                  $12,700            $10,804
11/30/2004                $13,454                  $13,571            $10,809
12/31/2004                $13,907                  $14,167            $10,770
1/31/2005                 $13,634                  $13,908            $10,792
2/28/2005                 $14,225                  $14,512            $10,855
3/31/2005                 $13,861                  $14,153            $10,939
4/30/2005                 $13,542                  $13,837            $11,013
5/31/2005                 $13,611                  $13,858            $11,002
6/30/2005                 $13,770                  $14,047            $11,007
7/31/2005                 $14,259                  $14,479            $11,058
8/31/2005                 $14,509                  $14,849            $11,115
9/30/2005                 $15,066                  $15,513            $11,251
10/31/2005                $14,514                  $15,061            $11,273
11/30/2005                $14,790                  $15,433            $11,183
12/31/2005                $15,352                  $16,153            $11,138
1/31/2006                 $16,145                  $17,145            $11,222
2/28/2006                 $15,973                  $17,110            $11,245
3/31/2006                 $16,327                  $17,683            $11,307
4/30/2006                 $17,046                  $18,540            $11,404
5/31/2006                 $16,327                  $17,843            $11,460
6/30/2006                 $16,266                  $17,849            $11,483
7/31/2006                 $16,363                  $18,028            $11,517
8/31/2006                 $16,668                  $18,528            $11,539
9/30/2006                 $16,753                  $18,561            $11,483
10/31/2006                $17,291                  $19,284            $11,420
11/30/2006                $17,822                  $19,866            $11,404
12/31/2006                $18,365                  $20,491            $11,420
1/31/2007                 $18,514                  $20,631            $11,455
2/28/2007                 $18,378                  $20,800            $11,517
3/31/2007                 $18,731                  $21,341            $11,622
4/30/2007                 $19,490                  $22,308            $11,697
5/31/2007                 $19,951                  $22,729            $11,768
6/30/2007                 $20,086                  $22,764            $11,791
7/31/2007                 $20,074                  $22,431            $11,788
8/31/2007                 $19,611                  $22,086            $11,767

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
CLASS R                              8/31/07
---------------------------------------------
1-Year                                +17.66%
---------------------------------------------
5-Year                                +15.67%
---------------------------------------------
Since Inception (1/1/02)              +12.64%
---------------------------------------------


                                                              Annual Report | 13



Performance Summary (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
ADVISOR CLASS                        8/31/07
---------------------------------------------
1-Year                                +18.33%
---------------------------------------------
5-Year                                +16.26%
---------------------------------------------
10-Year                                +8.82%
---------------------------------------------

ADVISOR CLASS (9/1/97-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date            Templeton Foreign Fund     MSCI EAFE Index 6        CPI 6
------------------------------------------------------------------------------
9/1/1997                  $10,000                  $10,000            $10,000
9/30/1997                 $10,569                  $10,562            $10,025
10/31/1997                $ 9,784                  $ 9,753            $10,050
11/30/1997                $ 9,689                  $ 9,656            $10,044
12/31/1997                $ 9,706                  $ 9,742            $10,031
1/31/1998                 $ 9,745                  $10,190            $10,050
2/28/1998                 $10,271                  $10,846            $10,068
3/31/1998                 $10,759                  $11,183            $10,087
4/30/1998                 $10,817                  $11,274            $10,106
5/31/1998                 $10,369                  $11,221            $10,124
6/30/1998                 $ 9,959                  $11,309            $10,137
7/31/1998                 $ 9,843                  $11,426            $10,149
8/31/1998                 $ 8,225                  $10,013            $10,162
9/30/1998                 $ 8,244                  $ 9,709            $10,174
10/31/1998                $ 9,111                  $10,723            $10,199
11/30/1998                $ 9,431                  $11,275            $10,199
12/31/1998                $ 9,243                  $11,723            $10,193
1/31/1999                 $ 9,089                  $11,691            $10,218
2/28/1999                 $ 9,023                  $11,415            $10,230
3/31/1999                 $ 9,816                  $11,894            $10,261
4/30/1999                 $11,149                  $12,379            $10,336
5/31/1999                 $10,642                  $11,744            $10,336
6/30/1999                 $11,359                  $12,205            $10,336
7/31/1999                 $11,480                  $12,570            $10,367
8/31/1999                 $11,568                  $12,619            $10,392
9/30/1999                 $11,304                  $12,749            $10,442
10/31/1999                $11,305                  $13,229            $10,460
11/30/1999                $11,863                  $13,692            $10,466
12/31/1999                $12,898                  $14,923            $10,466
1/31/2000                 $11,943                  $13,978            $10,498
2/29/2000                 $11,690                  $14,357            $10,560
3/31/2000                 $12,185                  $14,916            $10,647
4/30/2000                 $11,782                  $14,134            $10,653
5/31/2000                 $11,816                  $13,791            $10,665
6/30/2000                 $12,254                  $14,334            $10,721
7/31/2000                 $12,116                  $13,736            $10,746
8/31/2000                 $12,150                  $13,858            $10,746
9/30/2000                 $11,770                  $13,186            $10,802
10/31/2000                $11,673                  $12,877            $10,821
11/30/2000                $11,744                  $12,397            $10,827
12/31/2000                $12,447                  $12,840            $10,821
1/31/2001                 $12,568                  $12,834            $10,889
2/28/2001                 $12,327                  $11,873            $10,933
3/31/2001                 $11,458                  $11,087            $10,958
4/30/2001                 $12,121                  $11,864            $11,001
5/31/2001                 $12,121                  $11,455            $11,051
6/30/2001                 $11,916                  $10,991            $11,070
7/31/2001                 $11,736                  $10,792            $11,039
8/31/2001                 $11,687                  $10,521            $11,039
9/30/2001                 $10,324                  $ 9,457            $11,088
10/31/2001                $10,708                  $ 9,699            $11,051
11/30/2001                $11,265                  $10,057            $11,032
12/31/2001                $11,491                  $10,117            $10,989
1/31/2002                 $11,217                  $ 9,581            $11,014
2/28/2002                 $11,429                  $ 9,648            $11,057
3/31/2002                 $12,039                  $10,175            $11,119
4/30/2002                 $12,213                  $10,249            $11,182
5/31/2002                 $12,475                  $10,388            $11,182
6/30/2002                 $11,977                  $ 9,978            $11,188
7/31/2002                 $11,030                  $ 8,994            $11,200
8/31/2002                 $10,968                  $ 8,976            $11,238
9/30/2002                 $10,010                  $ 8,014            $11,256
10/31/2002                $10,458                  $ 8,445            $11,275
11/30/2002                $10,952                  $ 8,830            $11,275
12/31/2002                $10,524                  $ 8,533            $11,250
1/31/2003                 $10,270                  $ 8,178            $11,300
2/28/2003                 $ 9,940                  $ 7,991            $11,387
3/31/2003                 $ 9,546                  $ 7,840            $11,455
4/30/2003                 $10,359                  $ 8,617            $11,430
5/31/2003                 $10,981                  $ 9,147            $11,412
6/30/2003                 $11,260                  $ 9,374            $11,424
7/31/2003                 $11,717                  $ 9,602            $11,437
8/31/2003                 $12,187                  $ 9,836            $11,480
9/30/2003                 $12,314                  $10,141            $11,517
10/31/2003                $12,940                  $10,773            $11,505
11/30/2003                $13,056                  $11,014            $11,474
12/31/2003                $13,772                  $11,875            $11,461
1/31/2004                 $14,096                  $12,044            $11,517
2/29/2004                 $14,394                  $12,324            $11,580
3/31/2004                 $14,330                  $12,398            $11,654
4/30/2004                 $13,953                  $12,129            $11,692
5/31/2004                 $13,915                  $12,181            $11,760
6/30/2004                 $14,148                  $12,453            $11,797
7/31/2004                 $13,824                  $12,050            $11,779
8/31/2004                 $13,941                  $12,106            $11,785
9/30/2004                 $14,278                  $12,425            $11,810
10/31/2004                $14,693                  $12,849            $11,872
11/30/2004                $15,761                  $13,730            $11,878
12/31/2004                $16,301                  $14,333            $11,835
1/31/2005                 $15,982                  $14,071            $11,859
2/28/2005                 $16,686                  $14,683            $11,928
3/31/2005                 $16,261                  $14,319            $12,021
4/30/2005                 $15,903                  $13,999            $12,102
5/31/2005                 $15,982                  $14,020            $12,090
6/30/2005                 $16,182                  $14,212            $12,096
7/31/2005                 $16,753                  $14,649            $12,152
8/31/2005                 $17,072                  $15,023            $12,214
9/30/2005                 $17,723                  $15,695            $12,363
10/31/2005                $17,089                  $15,238            $12,388
11/30/2005                $17,398                  $15,615            $12,289
12/31/2005                $18,084                  $16,342            $12,239
1/31/2006                 $19,013                  $17,347            $12,332
2/28/2006                 $18,828                  $17,311            $12,357
3/31/2006                 $19,256                  $17,890            $12,425
4/30/2006                 $20,100                  $18,758            $12,531
5/31/2006                 $19,256                  $18,052            $12,593
6/30/2006                 $19,199                  $18,059            $12,618
7/31/2006                 $19,328                  $18,239            $12,655
8/31/2006                 $19,685                  $18,746            $12,680
9/30/2006                 $19,800                  $18,779            $12,618
10/31/2006                $20,443                  $19,511            $12,550
11/30/2006                $21,082                  $20,099            $12,531
12/31/2006                $21,726                  $20,731            $12,550
1/31/2007                 $21,918                  $20,873            $12,588
2/28/2007                 $21,758                  $21,045            $12,655
3/31/2007                 $22,190                  $21,591            $12,771
4/30/2007                 $23,101                  $22,570            $12,854
5/31/2007                 $23,661                  $22,996            $12,932
6/30/2007                 $23,836                  $23,031            $12,957
7/31/2007                 $23,820                  $22,694            $12,954
8/31/2007                 $23,293                  $22,345            $12,930

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


14 | Annual Report



Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15



Your Fund's Expenses (CONTINUED)

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT       ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                           VALUE 3/1/07          VALUE 8/31/07   PERIOD* 3/1/07 - 8/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,068.80               $6.10
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,019.31               $5.96
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,064.00               $9.99
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,015.53               $9.75
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,065.40               $9.94
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,015.58               $9.70
----------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,067.20               $7.40
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,018.05               $7.22
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                               $1,000               $1,070.50               $4.80
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000               $1,020.57               $4.69
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month ratio, annualized for each class (A: 1.17%; B: 1.92%; C: 1.91%; R: 1.42%; and Advisor: 0.92%),
multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


16 | Annual Report



Templeton Foreign Fund

FINANCIAL HIGHLIGHTS

                                                       -----------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
CLASS A                                                       2007           2006           2005           2004          2003
                                                       -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $     13.79    $     12.86    $     10.75    $      9.60    $     8.82
                                                       -----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .........................          0.21           0.27           0.21           0.17          0.15
   Net realized and unrealized gains (losses) ......          2.08           1.54           2.15           1.17          0.77
                                                       -----------------------------------------------------------------------
Total from investment operations ...................          2.29           1.81           2.36           1.34          0.92
                                                       -----------------------------------------------------------------------
Less distributions from:
   Net investment income ...........................         (0.30)         (0.21)         (0.23)         (0.19)        (0.14)
   Net realized gains ..............................         (1.18)         (0.67)         (0.02)            --            --
                                                       -----------------------------------------------------------------------
Total distributions ................................         (1.48)         (0.88)         (0.25)         (0.19)        (0.14)
                                                       -----------------------------------------------------------------------
Redemption fees ....................................            -- d           -- d           -- d           -- d          -- d
                                                       -----------------------------------------------------------------------
Net asset value, end of year .......................   $     14.60    $     13.79    $     12.86    $     10.75    $     9.60
                                                       =======================================================================

Total return c .....................................         18.04%         15.08%         22.26%         14.03%        10.80%

RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................          1.16% e        1.16% e        1.15% e        1.23% e       1.22%
Net investment income ..............................          1.53%          2.09%          1.71%          1.58%         1.79%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $10,802,308    $14,139,061    $15,466,639    $13,067,977    $9,896,279
Portfolio turnover rate ............................         18.07%         26.15% f       34.00%         25.32%        33.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17



Templeton Foreign Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       -----------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
CLASS B                                                       2007           2006           2005           2004          2003
                                                       -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $     13.53    $     12.63    $     10.57    $      9.46    $     8.69
                                                       -----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .........................          0.11           0.17           0.11           0.09          0.07
   Net realized and unrealized gains (losses) ......          2.03           1.52           2.12           1.15          0.79
                                                       -----------------------------------------------------------------------
Total from investment operations ...................          2.14           1.69           2.23           1.24          0.86
                                                       -----------------------------------------------------------------------
Less distributions from:
   Net investment income ...........................         (0.20)         (0.12)         (0.15)         (0.13)        (0.09)
   Net realized gains ..............................         (1.18)         (0.67)         (0.02)            --            --
                                                       -----------------------------------------------------------------------
Total distributions ................................         (1.38)         (0.79)         (0.17)         (0.13)        (0.09)
                                                       -----------------------------------------------------------------------
Redemption fees ....................................            -- d           -- d           -- d           -- d          -- d
                                                       -----------------------------------------------------------------------
Net asset value, end of year .......................   $     14.29    $     13.53    $     12.63    $     10.57    $     9.46
                                                       =======================================================================

Total return c .....................................         17.10%         14.23%         21.30%         13.27%        10.00%

RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................          1.91% e        1.91% e        1.90% e        1.98% e       1.97%
Net investment income ..............................          0.78%          1.34%          0.96%          0.83%         1.04%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $   214,336    $   229,616    $   230,901    $   195,116    $  138,026
Portfolio turnover rate ............................         18.07%         26.15% f       34.00%         25.32%        33.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton Foreign Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       -----------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
CLASS C                                                       2007           2006           2005           2004          2003
                                                       -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $     13.56    $     12.65    $     10.59    $      9.47    $     8.69
                                                       -----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .........................          0.12           0.18           0.11           0.09          0.08
   Net realized and unrealized gains (losses) ......          2.03           1.52           2.12           1.16          0.77
                                                       -----------------------------------------------------------------------
Total from investment operations ...................          2.15           1.70           2.23           1.25          0.85
                                                       -----------------------------------------------------------------------
Less distributions from:
   Net investment income ...........................         (0.20)         (0.12)         (0.15)         (0.13)        (0.07)
   Net realized gains ..............................         (1.18)         (0.67)         (0.02)            --            --
                                                       -----------------------------------------------------------------------
Total distributions ................................         (1.38)         (0.79)         (0.17)         (0.13)        (0.07)
                                                       -----------------------------------------------------------------------
Redemption fees ....................................            -- d           -- d           -- d           -- d          -- d
                                                       -----------------------------------------------------------------------
Net asset value, end of year .......................   $     14.33    $     13.56    $     12.65    $     10.59    $     9.47
                                                       =======================================================================

Total return c .....................................         17.14%         14.31%         21.24%         13.29%         9.94%

RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................          1.90% e        1.90% e        1.90% e        1.98% e       1.97%
Net investment income ..............................          0.79%          1.35%          0.96%          0.83%         1.04%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $ 1,470,046    $ 1,490,648    $ 1,459,630    $ 1,188,885    $  900,811
Portfolio turnover rate ............................         18.07%         26.15% f       34.00%         25.32%        33.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19



Templeton Foreign Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       -----------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
CLASS R                                                       2007           2006           2005           2004          2003
                                                       -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $     13.68    $     12.77    $     10.68    $      9.56    $     8.81
                                                       -----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .........................          0.18           0.25           0.18           0.15          0.14
   Net realized and unrealized gains (losses) ......          2.05           1.52           2.13           1.15          0.76
                                                       -----------------------------------------------------------------------
Total from investment operations ...................          2.23           1.77           2.31           1.30          0.90
                                                       -----------------------------------------------------------------------
Less distributions from:
   Net investment income ...........................         (0.27)         (0.19)         (0.20)         (0.18)        (0.15)
   Net realized gains ..............................         (1.18)         (0.67)         (0.02)            --            --
                                                       -----------------------------------------------------------------------
Total distributions ................................         (1.45)         (0.86)         (0.22)         (0.18)        (0.15)
                                                       -----------------------------------------------------------------------
Redemption fees ....................................            -- d           -- d           -- d           -- d          -- d
                                                       -----------------------------------------------------------------------
Net asset value, end of year .......................   $     14.46    $     13.68    $     12.77    $     10.68    $     9.56
                                                       =======================================================================

Total return c .....................................         17.66%         14.88%         21.88%         13.76%        10.46%

RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................          1.41% e        1.41% e        1.40% e        1.48% e       1.47%
Net investment income ..............................          1.28%          1.84%          1.46%          1.33%         1.54%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $   195,938    $   218,355    $   178,473    $   114,301    $   55,346
Portfolio turnover rate ............................         18.07%         26.15% f       34.00%         25.32%        33.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton Foreign Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       -----------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                 2007           2006           2005           2004          2003
                                                       -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $     13.77    $     12.85    $     10.75    $      9.59    $     8.81
                                                       -----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .........................          0.25           0.32           0.25           0.20          0.17
   Net realized and unrealized gains (losses) ......          2.07           1.51           2.12           1.17          0.77
                                                       -----------------------------------------------------------------------
Total from investment operations ...................          2.32           1.83           2.37           1.37          0.94
                                                       -----------------------------------------------------------------------
Less distributions from:
   Net investment income ...........................         (0.34)         (0.24)         (0.25)         (0.21)        (0.16)
   Net realized gains ..............................         (1.18)         (0.67)         (0.02)            --            --
                                                       -----------------------------------------------------------------------
Total distributions ................................         (1.52)         (0.91)         (0.27)         (0.21)        (0.16)
                                                       -----------------------------------------------------------------------
Redemption fees ....................................            -- c           -- c           -- c           -- c          -- c
                                                       -----------------------------------------------------------------------
Net asset value, end of year .......................   $     14.57    $     13.77    $     12.85    $     10.75    $     9.59
                                                       =======================================================================

Total return .......................................         18.33%         15.31%         22.46%         14.39%        11.11%

RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................          0.91% d        0.91% d        0.90% d        0.98% d       0.97%
Net investment income ..............................          1.78%          2.34%          1.96%          1.83%         2.04%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $ 1,788,637    $ 2,176,785    $ 1,727,076    $   762,207    $  421,725
Portfolio turnover rate ............................         18.07%         26.15% e       34.00%         25.32%        33.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Benefit of expense reduction rounds to less than 0.01%.

e Excludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21



Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                         INDUSTRY                        SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.5%
  COMMON STOCKS AND OTHER EQUITY INTERESTS 95.3%
  AUSTRALIA 0.0% a
  National Australia Bank Ltd. .....................                 Commercial Banks                      33,807   $     1,104,573
  PaperlinX Ltd. ...................................             Paper & Forest Products                  163,414           451,841
  Qantas Airways Ltd. ..............................                     Airlines                         178,820           816,263
                                                                                                                    ----------------
                                                                                                                          2,372,677
                                                                                                                    ----------------
  BRAZIL 1.3%
  Companhia de Saneamento Basico do
     Estado de Sao Paulo ...........................                 Water Utilities                    7,437,927       181,209,430
  Contax Participacoes SA, ADR .....................          Commercial Services & Supplies            6,861,122         8,542,097
                                                                                                                    ----------------
                                                                                                                        189,751,527
                                                                                                                    ----------------
  CANADA 0.0% a
  Barrick Gold Corp. ...............................                 Metals & Mining                       18,310           595,305
                                                                                                                    ----------------
  CHINA 3.0%
  China Shenhua Energy Co. Ltd., H .................           Oil, Gas & Consumable Fuels             60,751,714       263,336,766
  China Telecom Corp. Ltd., H ......................      Diversified Telecommunication Services      307,835,042       177,255,884
  Guangdong Electric Power Development
     Co. Ltd., B ...................................   Independent Power Producers & Energy Traders        10,859            10,723
                                                                                                                    ----------------
                                                                                                                        440,603,373
                                                                                                                    ----------------
  DENMARK 0.6%
b Vestas Wind Systems AS ...........................               Electrical Equipment                 1,260,256        85,280,135
                                                                                                                    ----------------
  FINLAND 0.0% a
  Stora Enso OYJ, R ................................             Paper & Forest Products                   71,220         1,269,154
                                                                                                                    ----------------
  FRANCE 5.0%
  AXA SA ...........................................                    Insurance                          36,348         1,456,398
  Eutelsat Communications ..........................                      Media                         6,362,598       146,496,025
  France Telecom SA ................................      Diversified Telecommunication Services        2,995,799        90,363,894
  Sanofi-Aventis ...................................                 Pharmaceuticals                    4,097,097       334,466,558
  Societe BIC SA ...................................          Commercial Services & Supplies              627,706        47,633,898
  Suez SA ..........................................                 Multi-Utilities                       26,961         1,533,180
  Total SA, B ......................................           Oil, Gas & Consumable Fuels                 11,600           873,162
  Vinci SA .........................................            Construction & Engineering              1,493,868       106,321,242
                                                                                                                    ----------------
                                                                                                                        729,144,357
                                                                                                                    ----------------
  GERMANY 5.7%
  BASF AG ..........................................                    Chemicals                          13,020         1,726,306
  Bayerische Motoren Werke AG ......................                   Automobiles                         22,864         1,398,008
  Celesio AG .......................................         Health Care Providers & Services           1,494,468        94,025,402
  Commerzbank AG ...................................                 Commercial Banks                   1,768,660        72,722,406
  Deutsche Post AG .................................             Air Freight & Logistics                5,506,345       160,014,347
  E.ON AG ..........................................                Electric Utilities                     11,560         1,944,099
b Infineon Technologies AG .........................     Semiconductors & Semiconductor Equipment      14,075,120       219,564,561
  SAP AG ...........................................                     Software                           8,440           455,692
  Siemens AG .......................................             Industrial Conglomerates               2,132,335       268,401,571
                                                                                                                    ----------------
                                                                                                                        820,252,392
                                                                                                                    ----------------


22 | Annual Report



Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                     SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
  HONG KONG 8.2%
  Cheung Kong (Holdings) Ltd. ..........................    Real Estate Management & Development       34,730,979   $   510,877,417
  Hang Lung Group Ltd. .................................    Real Estate Management & Development       31,357,372       149,796,683
  Hong Kong Electric Holdings Ltd. .....................             Electric Utilities                16,669,893        83,588,365
  Hutchison Whampoa Ltd. ...............................          Industrial Conglomerates             28,758,257       286,009,609
  MTR Corp. Ltd. .......................................                Road & Rail                    37,463,901        91,189,633
  Swire Pacific Ltd., A ................................    Real Estate Management & Development           79,000           873,314
  Yue Yuen Industrial Holdings Ltd. ....................      Textiles, Apparel & Luxury Goods         22,760,624        68,740,286
                                                                                                                    ----------------
                                                                                                                      1,191,075,307
                                                                                                                    ----------------
  INDIA 4.1%
  Gail India Ltd. ......................................               Gas Utilities                   19,954,680       151,845,098
c Gail India Ltd., GDR, 144A ...........................               Gas Utilities                       31,782         1,451,070
  Hindustan Petroleum Corp. Ltd. .......................        Oil, Gas & Consumable Fuels            11,392,800        65,654,374
  Indian Oil Corp. Ltd. ................................        Oil, Gas & Consumable Fuels             5,543,445        52,795,039
  Reliance Industries Ltd. .............................        Oil, Gas & Consumable Fuels             6,789,783       327,376,471
                                                                                                                    ----------------
                                                                                                                        599,122,052
                                                                                                                    ----------------
  INDONESIA 0.7%
  PT Indosat Tbk .......................................   Diversified Telecommunication Services     130,350,420        99,949,203
                                                                                                                    ----------------
  ISRAEL 1.6%
b Check Point Software Technologies
     Ltd. ..............................................                  Software                      9,875,022       231,668,016
                                                                                                                    ----------------
  ITALY 3.7%
  Eni SpA ..............................................        Oil, Gas & Consumable Fuels             7,146,930       247,124,496
  Mediaset SpA .........................................                   Media                          102,155         1,084,181
  UniCredito Italiano SpA ..............................              Commercial Banks                 32,678,027       280,034,231
                                                                                                                    ----------------
                                                                                                                        528,242,908
                                                                                                                    ----------------
  JAPAN 8.8%
  EBARA Corp. ..........................................                 Machinery                     18,775,000        84,478,582
  Hitachi Ltd. .........................................     Electronic Equipment & Instruments        10,261,585        66,289,538
  Konica Minolta Holdings Ltd. .........................             Office Electronics                 7,874,668       123,638,884
  Matsushita Electric Industrial Co. Ltd. ..............             Household Durables                    42,000           732,706
  Mitsubishi UFJ Financial Group Inc. ..................              Commercial Banks                     26,418       253,251,403
  NOK Corp. ............................................              Auto Components                   2,450,700        47,515,515
  Nomura Holdings Inc. .................................              Capital Markets                   8,743,592       154,800,618
  Olympus Corp. ........................................      Health Care Equipment & Supplies             16,337           696,993
  Shinsei Bank Ltd. ....................................              Commercial Banks                 33,406,024       111,651,536
  Sumitomo Mitsui Financial Group Inc. .................              Commercial Banks                     27,836       219,966,664
  Sumitomo Rubber Industries Ltd. ......................              Auto Components                   2,357,500        26,223,854
  Takeda Pharmaceutical Co. Ltd. .......................              Pharmaceuticals                   2,679,244       183,259,457
                                                                                                                    ----------------
                                                                                                                      1,272,505,750
                                                                                                                    ----------------


                                                              Annual Report | 23



Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                     SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
  NETHERLANDS 2.6%
  ING Groep NV .........................................        Diversified Financial Services          9,175,358   $   369,015,001
  Koninklijke Philips Electronics NV ...................              Household Durables                   13,210           520,662
  Reed Elsevier NV .....................................                    Media                          73,580         1,327,249
                                                                                                                    ----------------
                                                                                                                        370,862,912
                                                                                                                    ----------------
  NORWAY 0.8%
  Norsk Hydro ASA ......................................         Oil, Gas & Consumable Fuels               21,405           793,050
  Telenor ASA ..........................................    Diversified Telecommunication Services      5,890,366       108,613,095
                                                                                                                    ----------------
                                                                                                                        109,406,145
                                                                                                                    ----------------
  PHILIPPINES 0.6%
  Philippine Long Distance Telephone
     Co. ...............................................     Wireless Telecommunication Services        1,508,170        86,157,963
  Philippine Long Distance Telephone
     Co., ADR ..........................................     Wireless Telecommunication Services           11,909           699,416
                                                                                                                    ----------------
                                                                                                                         86,857,379
                                                                                                                    ----------------
  PORTUGAL 0.0% a
  Portugal Telecom SGPS SA .............................    Diversified Telecommunication Services         36,610           501,767
                                                                                                                    ----------------
  RUSSIA 1.8%
  Gazprom, ADR .........................................         Oil, Gas & Consumable Fuels            2,009,450        84,095,483
  Mobile TeleSystems, ADR ..............................     Wireless Telecommunication Services        2,621,978       173,470,064
c Novolipetsk Steel, GDR, 144A .........................               Metals & Mining                     41,348         1,302,462
                                                                                                                    ----------------
                                                                                                                        258,868,009
                                                                                                                    ----------------
  SINGAPORE 3.1%
  DBS Group Holdings Ltd. ..............................               Commercial Banks                    64,000           839,647
b Flextronics International Ltd. .......................      Electronic Equipment & Instruments       10,263,820       116,904,910
  Parkway Holdings Ltd. ................................       Health Care Providers & Services        25,069,500        65,121,992
  Singapore Telecommunications Ltd. ....................    Diversified Telecommunication Services     70,184,824       167,583,561
  United Overseas Bank Ltd. ............................               Commercial Banks                 1,893,000        25,828,594
  Venture Corp. Ltd. ...................................      Electronic Equipment & Instruments        7,229,633        73,982,272
                                                                                                                    ----------------
                                                                                                                        450,260,976
                                                                                                                    ----------------
  SOUTH AFRICA 0.4%
  Massmart Holdings Ltd. ...............................           Food & Staples Retailing             3,934,940        50,737,839
                                                                                                                    ----------------
  SOUTH KOREA 7.0%
  Hana Financial Group Inc. ............................               Commercial Banks                 4,160,524       196,884,909
  Kookmin Bank .........................................               Commercial Banks                 1,891,090       152,778,707
  KT Corp., ADR ........................................    Diversified Telecommunication Services      3,533,181        84,160,371
  POSCO ................................................               Metals & Mining                    277,540       169,792,657
  Samsung Electronics Co. Ltd. .........................   Semiconductors & Semiconductor Equipment       411,084       258,940,201
  Shinhan Financial Group Co. Ltd. .....................               Commercial Banks                 2,395,540       146,043,046
                                                                                                                    ----------------
                                                                                                                      1,008,599,891
                                                                                                                    ----------------


24 | Annual Report



Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                     SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
  SPAIN 2.7%
  Banco Santander SA ...................................               Commercial Banks                    60,056   $     1,096,392
  Endesa SA ............................................              Electric Utilities                   16,427           892,744
c Gamesa Corp. Tecnologica SA, 144A ....................             Electrical Equipment               1,157,072        46,125,316
  Iberdrola SA, Br. ....................................              Electric Utilities                   11,145           617,987
  Repsol YPF SA ........................................         Oil, Gas & Consumable Fuels            3,098,749       111,791,564
  Telefonica SA ........................................    Diversified Telecommunication Services      9,338,202       231,801,524
                                                                                                                    ----------------
                                                                                                                        392,325,527
                                                                                                                    ----------------
  SWEDEN 0.5%
  Assa Abloy AB, B .....................................              Building Products                    24,180           500,485
  Atlas Copco AB, A ....................................                  Machinery                        69,000         1,145,548
  Husqvarna AB, B ......................................              Household Durables                5,010,192        63,928,675
  Securitas AB, B ......................................        Commercial Services & Supplies             31,460           415,106
  Swedbank AB, A .......................................               Commercial Banks                    16,560           541,459
                                                                                                                    ----------------
                                                                                                                         66,531,273
                                                                                                                    ----------------
  SWITZERLAND 0.9%
  Ciba Specialty Chemicals AG ..........................                  Chemicals                     2,182,332       119,334,998
  Nestle SA ............................................                Food Products                       2,890         1,256,366
  Novartis AG ..........................................               Pharmaceuticals                     18,270           963,528
  Swiss Reinsurance Co. ................................                  Insurance                        11,391           958,359
  UBS AG ...............................................               Capital Markets                     16,900           880,791
                                                                                                                    ----------------
                                                                                                                        123,394,042
                                                                                                                    ----------------
  TAIWAN 7.0%
  Chunghwa Telecom Co. Ltd., ADR .......................    Diversified Telecommunication Services     12,217,857       214,056,855
d Compal Electronics Inc. ..............................           Computers & Peripherals            201,762,229       224,384,054
  Lite-On Technology Corp. .............................           Computers & Peripherals             79,765,588       125,932,944
  Mega Financial Holding Co. Ltd. ......................               Commercial Banks               168,795,000       104,857,500
b Taishin Financial Holdings Co. Ltd. ..................               Commercial Banks               168,835,000        84,417,500
  Taiwan Semiconductor Manufacturing
     Co. Ltd. ..........................................   Semiconductors & Semiconductor Equipment   139,757,803       265,539,826
                                                                                                                    ----------------
                                                                                                                      1,019,188,679
                                                                                                                    ----------------
  THAILAND 0.4%
  Advanced Info Service Public Co. Ltd.,
     fgn. ..............................................     Wireless Telecommunication Services        5,053,000        13,843,836
  Krung Thai Bank Public Co. Ltd., fgn. ................               Commercial Banks               113,230,900        37,292,589
                                                                                                                    ----------------
                                                                                                                         51,136,425
                                                                                                                    ----------------
  TURKEY 0.8%
  Turkcell Iletisim Hizmetleri AS ......................     Wireless Telecommunication Services       16,753,351       121,741,833
                                                                                                                    ----------------


                                                              Annual Report | 25



Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                 SHARES/UNITS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
  UNITED KINGDOM 22.2%
  Aviva PLC ............................................                  Insurance                     9,809,993   $   140,171,784
  BAE Systems PLC ......................................             Aerospace & Defense                  129,042         1,202,985
  BHP Billiton PLC .....................................               Metals & Mining                     24,519           721,456
  BP PLC ...............................................         Oil, Gas & Consumable Fuels           28,123,945       316,208,222
  British Energy Group PLC .............................              Electric Utilities               20,106,052       187,741,308
  British Sky Broadcasting Group PLC ...................                    Media                      29,186,882       397,617,145
  Burberry Group PLC ...................................       Textiles, Apparel & Luxury Goods         9,655,285       118,878,362
  Compass Group PLC ....................................        Hotels, Restaurants & Leisure          11,471,252        75,187,601
  Electrocomponents PLC ................................      Electronic Equipment & Instruments       18,741,893        95,722,703
  G4S PLC ..............................................        Commercial Services & Supplies            288,130         1,152,003
  GKN PLC ..............................................               Auto Components                     80,660           598,629
  GlaxoSmithKline PLC ..................................               Pharmaceuticals                  5,679,987       148,343,717
  HSBC Holdings PLC ....................................               Commercial Banks                    55,456           993,531
  Invesco PLC ..........................................               Capital Markets                 20,621,091       250,565,191
  Kingfisher PLC .......................................               Specialty Retail                47,575,507       200,051,371
  Marks & Spencer Group PLC ............................               Multiline Retail                    88,175         1,111,418
  Old Mutual PLC .......................................                  Insurance                    77,038,073       248,120,344
  Pearson PLC ..........................................                    Media                      12,588,624       189,141,392
b Rolls-Royce Group PLC ................................             Aerospace & Defense                   82,558           850,809
  Royal Bank of Scotland Group PLC .....................               Commercial Banks                17,084,636       197,946,492
  Royal Dutch Shell PLC, A .............................         Oil, Gas & Consumable Fuels            4,506,012       174,715,683
  Royal Dutch Shell PLC, B .............................         Oil, Gas & Consumable Fuels            7,063,427       275,643,958
  Shire PLC ............................................               Pharmaceuticals                     37,810           985,955
  Smiths Group PLC .....................................           Industrial Conglomerates                23,093           459,674
c Standard Life Assurance Co., 144A ....................                  Insurance                        78,451           475,044
  Unilever PLC .........................................                Food Products                      39,703         1,251,510
  Vodafone Group PLC ...................................     Wireless Telecommunication Services       59,421,373       191,501,202
  William Morrison Supermarkets PLC ....................           Food & Staples Retailing               257,987         1,489,345
  Yell Group PLC .......................................                    Media                          52,380           476,689
                                                                                                                    ----------------
                                                                                                                      3,219,325,523
                                                                                                                    ----------------
  UNITED STATES 1.8%
  KKR Private Equity Investors LP ......................               Capital Markets                 13,856,830       263,279,770
                                                                                                                    ----------------
  TOTAL COMMON STOCKS AND OTHER
     EQUITY INTERESTS
     (COST $9,610,422,560) .............................                                                             13,784,850,146
                                                                                                                    ----------------
  PREFERRED STOCK (COST $15,460,001) 1.2%
  BRAZIL 1.2%
  Companhia Vale do Rio Doce, ADR,
     pfd., A ...........................................               Metals & Mining                  4,192,472       175,035,706
                                                                                                                    ----------------


26 | Annual Report



Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT e         VALUE
---------------------------------------------------------------------------------------------------------------------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 0.0% a
  SWEDEN 0.0% a
  Government of Sweden,
     5.50%, 10/08/12 ............................................................        2,300,000 SEK   $         352,902
     6.50%, 5/05/08 .............................................................          820,000 SEK             120,857
                                                                                                         ------------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY
     SECURITIES (COST $419,287) .................................................                                  473,759
                                                                                                         ------------------
  TOTAL LONG TERM INVESTMENTS
     (COST $9,626,301,848) ......................................................                           13,960,359,611
                                                                                                         ------------------
  SHORT TERM INVESTMENTS 4.3%
  U.S. GOVERNMENT AND AGENCY SECURITIES 4.3%
f FHLB, 9/04/07 - 2/22/08 .......................................................      304,680,000             301,002,440
f FHLMC, 12/07/07 ...............................................................      100,000,000              98,758,400
f FNMA, 2/06/08 .................................................................      226,000,000             221,470,508
                                                                                                         ------------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
     (COST $620,587,439) ........................................................                              621,231,348
                                                                                                         ------------------
  TOTAL INVESTMENTS (COST $10,246,889,287)
     100.8% .....................................................................                           14,581,590,959
  OTHER ASSETS, LESS LIABILITIES
     (0.8)% .....................................................................                             (110,326,221)
                                                                                                         ------------------
  NET ASSETS 100.0% .............................................................                        $  14,471,264,738
                                                                                                         ==================

CURRENCY ABBREVIATION

SEK   - Swedish Krona

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
GDR   - Global Depository Receipt

a Rounds to less than 0.1% of net assets.

b Non-income producing for the twelve months ended August 31, 2007.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund's Board of Directors. At August 31, 2007, the aggregate value of these securities was $49,353,892, representing 0.34% of net assets.

d See Note 8 regarding holdings of 5% voting securities.

e The principal amount is stated in U.S. dollars unless otherwise indicated.

f The security is traded on a discount basis with no stated coupon rate.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 27



Templeton Foreign Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................................   $10,062,880,159
      Cost - Non-controlled affiliated issuers (Note 8) ........................       184,009,128
                                                                                   ----------------
      Total cost of investments ................................................   $10,246,889,287
                                                                                   ================
      Value - Unaffiliated issuers .............................................    14,357,206,905
      Value - Non-controlled affiliated issuers (Note 8) .......................       224,384,054
                                                                                   ----------------
      Total value of investments ...............................................    14,581,590,959
   Cash ........................................................................            37,501
   Foreign currency, at value (cost $23,676,561) ...............................        23,548,779
   Receivables:
      Investment securities sold ...............................................        56,895,335
      Capital shares sold ......................................................         6,815,574
      Dividends and interest ...................................................        59,008,279
                                                                                   ----------------
         Total assets ..........................................................    14,727,896,427
                                                                                   ----------------
Liabilities:
   Payables:
      Capital shares redeemed ..................................................       231,199,431
      Affiliates ...............................................................        22,114,605
      Deferred tax .............................................................           464,803
   Accrued expenses and other liabilities ......................................         2,852,850
                                                                                   ----------------
         Total liabilities .....................................................       256,631,689
                                                                                   ----------------
            Net assets, at value ...............................................   $14,471,264,738
                                                                                   ================
Net assets consist of:
   Paid-in capital .............................................................   $ 7,600,391,611
   Undistributed net investment income .........................................       181,686,579
   Net unrealized appreciation (depreciation) ..................................     4,334,416,940
   Accumulated net realized gain (loss) ........................................     2,354,769,608
                                                                                   ----------------
            Net assets, at value ...............................................   $14,471,264,738
                                                                                   ================


28 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton Foreign Fund

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2007

CLASS A:
   Net assets, at value ........................................................   $10,802,308,404
                                                                                   ================
   Shares outstanding ..........................................................       740,040,106
                                                                                   ================
   Net asset value per share a .................................................   $         14.60
                                                                                   ================
   Maximum offering price per share (net asset value per share / 94.25%) .......   $         15.49
                                                                                   ================
CLASS B:
   Net assets, at value ........................................................   $   214,335,696
                                                                                   ================
   Shares outstanding ..........................................................        14,995,238
                                                                                   ================
   Net asset value and maximum offering price per share a ......................   $         14.29
                                                                                   ================
CLASS C:
   Net assets, at value ........................................................   $ 1,470,045,861
                                                                                   ================
   Shares outstanding ..........................................................       102,622,414
                                                                                   ================
   Net asset value and maximum offering price per share a ......................   $         14.33
                                                                                   ================
CLASS R:
   Net assets, at value ........................................................   $   195,938,261
                                                                                   ================
   Shares outstanding ..........................................................        13,548,232
                                                                                   ================
   Net asset value and maximum offering price per share a ......................   $         14.46
                                                                                   ================
ADVISOR CLASS:
   Net assets, at value ........................................................   $ 1,788,636,516
                                                                                   ================
   Shares outstanding ..........................................................       122,785,781
                                                                                   ================
   Net asset value and maximum offering price per share ........................   $         14.57
                                                                                   ================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 29



Templeton Foreign Fund

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended August 31, 2007

Investment income:
   Dividends: (net of foreign taxes of $37,741,420)
      Unaffiliated issuers .....................................................   $   430,590,447
      Non-controlled affiliated issuers (Note 8) ...............................         8,302,236
   Interest (net of foreign taxes of $2,143) ...................................        23,659,327
                                                                                   ----------------
         Total investment income ...............................................       462,552,010
                                                                                   ----------------
Expenses:
   Management fees (Note 3a) ...................................................       102,053,266
   Administrative fees (Note 3b) ...............................................        13,243,068
   Distribution fees (Note 3c)
      Class A ..................................................................        32,528,172
      Class B ..................................................................         2,296,588
      Class C ..................................................................        14,960,765
      Class R ..................................................................         1,055,637
   Transfer agent fees (Note 3e) ...............................................        31,911,219
   Custodian fees (Note 4) .....................................................         6,085,379
   Reports to shareholders .....................................................         1,642,000
   Registration and filing fees ................................................           422,813
   Professional fees ...........................................................           354,533
   Directors' fees and expenses ................................................           175,503
   Other .......................................................................           444,279
                                                                                   ----------------
         Total expenses ........................................................       207,173,222
         Expense reductions (Note 4) ...........................................           (76,656)
                                                                                   ----------------
            Net expenses .......................................................       207,096,566
                                                                                   ----------------
               Net investment income ...........................................       255,455,444
                                                                                  ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments (net of foreign taxes $2,501,683) ............................     2,794,518,619
      Foreign currency transactions ............................................       (22,932,175)
                                                                                   ----------------
            Net realized gain (loss) ...........................................     2,771,586,444
                                                                                   ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................      (104,339,714)
      Translation of assets and liabilities denominated in foreign currencies ..        18,917,465
   Change in deferred taxes on unrealized appreciation .........................         3,567,164
                                                                                   ----------------
            Net change in unrealized appreciation (depreciation) ...............       (81,855,085)
                                                                                   ----------------
Net realized and unrealized gain (loss) ........................................     2,689,731,359
                                                                                   ----------------
Net increase (decrease) in net assets resulting from operations ................   $ 2,945,186,803
                                                                                   ================


30 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton Foreign Fund

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               ----------------------------------
                                                                                                     YEAR ENDED AUGUST 31,
                                                                                                     2007              2006
                                                                                               ----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................   $   255,455,444   $   394,494,343
      Net realized gain (loss) from investments and foreign currency transactions ..........     2,771,586,444     1,652,016,268
      Net change in unrealized appreciation (depreciation) on investments, translation of
         assets and liabilities denominated in foreign currencies, and deferred taxes ......       (81,855,085)      637,953,651
                                                                                               ----------------------------------
               Net increase (decrease) in net assets resulting from operations .............     2,945,186,803     2,684,464,262
                                                                                               ----------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...........................................................................      (299,802,331)     (253,734,049)
         Class B ...........................................................................        (3,348,690)       (2,119,956)
         Class C ...........................................................................       (21,736,204)      (13,844,588)
         Class R ...........................................................................        (4,143,377)       (2,728,271)
         Advisor Class .....................................................................       (55,150,809)      (36,217,093)
      Net realized gains:
         Class A ...........................................................................    (1,169,525,727)     (802,770,606)
         Class B ...........................................................................       (19,803,461)      (12,149,229)
         Class C ...........................................................................      (128,155,580)      (77,484,799)
         Class R ...........................................................................       (18,212,090)      (10,001,196)
         Advisor Class .....................................................................      (191,844,251)     (100,722,059)
                                                                                               ----------------------------------
   Total distributions to shareholders .....................................................    (1,911,722,520)   (1,311,771,846)
                                                                                               ----------------------------------
   Capital share transactions: (Note 2)
         Class A ...........................................................................    (4,128,497,353)   (2,399,425,629)
         Class B ...........................................................................       (29,017,231)      (18,175,997)
         Class C ...........................................................................      (109,004,780)      (78,618,596)
         Class R ...........................................................................       (35,058,742)       23,990,832
         Advisor Class .....................................................................      (515,253,658)      291,154,846
                                                                                               ----------------------------------
   Total capital share transactions ........................................................    (4,816,831,764)   (2,181,074,544)
                                                                                               ----------------------------------
   Redemption fees .........................................................................           166,984           128,909
                                                                                               ----------------------------------
               Net increase (decrease) in net assets .......................................    (3,783,200,497)     (808,253,219)
Net assets:
   Beginning of year .......................................................................    18,254,465,235    19,062,718,454
                                                                                               ----------------------------------
   End of year .............................................................................   $14,471,264,738   $18,254,465,235
                                                                                               ==================================
Undistributed net investment income included in net assets:
   End of year .............................................................................   $   181,686,579   $   302,112,473
                                                                                               ==================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 31



Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds, Inc. is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton Foreign Fund (the Fund) included in this report is diversified. The financial statements of the remaining fund in the series are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities, government securities, and other mortgage-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE


32 | Annual Report



Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                              Annual Report | 33



Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by Templeton Funds, Inc. are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of Templeton Funds, Inc. Fund specific expenses are charged directly to the fund that incurred the expense.


34 | Annual Report



Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At August 31, 2007, there were 3.9 billion shares of Templeton Funds, Inc. authorized ($1.00 par value) of which 2.7 billion shares were allocated to the Fund. Transactions in the Fund's shares were as follows:

                                                 ----------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,
                                                              2007                             2006
                                                 ----------------------------------------------------------------
                                                    SHARES           AMOUNT          SHARES           AMOUNT
                                                 ----------------------------------------------------------------
CLASS A SHARES:
   Shares sold ...............................    125,913,068   $ 1,760,483,430    216,085,137   $ 2,842,631,359
   Shares issued on merger (Note 9) ..........      4,606,665        67,026,940             --                --
   Shares issued in reinvestment of
      distributions ..........................    100,988,259     1,329,667,932     78,800,085       961,174,308
   Shares redeemed in-kind (Note 10) .........             --                --    (62,080,971)     (817,168,617)
   Shares redeemed ...........................   (516,662,007)   (7,285,675,655)  (410,315,316)   (5,386,062,679)
                                                 ----------------------------------------------------------------
   Net increase (decrease) ...................   (285,154,015)  $(4,128,497,353)  (177,511,065)  $(2,399,425,629)
                                                 ================================================================


                                                              Annual Report | 35



Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. CAPITAL STOCK (CONTINUED)

                                                 ----------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,
                                                              2007                             2006
                                                 ----------------------------------------------------------------
                                                    SHARES           AMOUNT          SHARES           AMOUNT
                                                 ----------------------------------------------------------------
CLASS B SHARES:
   Shares sold ...............................        336,154   $     4,506,061        548,959   $     7,026,083
   Shares issued in reinvestment of
      distributions ..........................      1,508,904        19,536,359      1,009,208        12,126,353
   Shares redeemed ...........................     (3,819,460)      (53,059,651)    (2,869,971)      (37,328,433)
                                                 ----------------------------------------------------------------
   Net increase (decrease) ...................     (1,974,402)  $   (29,017,231)    (1,311,804)  $   (18,175,997)
                                                 ================================================================
CLASS C SHARES:
   Shares sold ...............................      7,400,629   $   100,998,459     12,058,734   $   155,458,202
   Shares issued on merger (Note 9) ..........      2,592,083        37,118,627             --                --
   Shares issued in reinvestment of
      distributions ..........................      9,109,833       118,223,441      6,061,438        72,972,932
   Shares redeemed ...........................    (26,438,033)     (365,345,307)   (23,510,398)     (307,049,730)
                                                 ----------------------------------------------------------------
   Net increase (decrease) ...................     (7,335,488)  $  (109,004,780)    (5,390,226)  $   (78,618,596)
                                                 ================================================================
CLASS R SHARES:
   Shares sold ...............................      4,611,228   $    64,235,498      6,910,835   $    89,860,230
   Shares issued in reinvestment of
      distributions ..........................      1,623,638        21,199,822        979,656        11,880,876
   Shares redeemed ...........................     (8,652,142)     (120,494,062)    (5,906,216)      (77,750,274)
                                                 ----------------------------------------------------------------
   Net increase (decrease) ...................     (2,417,276)  $   (35,058,742)     1,984,275   $    23,990,832
                                                 ================================================================
ADVISOR CLASS SHARES:
   Shares sold ...............................     72,806,009   $ 1,008,668,278     66,863,336   $   868,444,937
   Shares issued on merger (Note 9) ..........         68,942         1,000,353             --                --
   Shares issued in reinvestment of
      distributions ..........................     11,532,968       151,272,062      7,077,282        86,203,392
   Shares redeemed ...........................   (119,685,406)   (1,676,194,351)   (50,305,892)     (663,493,483)
                                                 ----------------------------------------------------------------
   Net increase (decrease) ...................    (35,277,487)  $  (515,253,658)    23,634,726   $   291,154,846
                                                 ================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
-------------------------------------------------------------------------------------------------
Templeton Global Advisors Limited (TGAL)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent


36 | Annual Report



Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.630%               Up to and including $1 billion
      0.615%               Over $1 billion, up to and including $5 billion
      0.600%               Over $5 billion, up to and including $10 billion
      0.580%               Over $10 billion, up to and including $15 billion
      0.560%               Over $15 billion, up to and including $20 billion
      0.540%               Over $20 billion, up to and including $25 billion
      0.530%               Over $25 billion, up to and including $30 billion
      0.520%               Over $30 billion, up to and including $35 billion
      0.510%               In excess of $35 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Templeton Funds, Inc.'s aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.150%               Up to and including $200 million
      0.135%               Over $200 million, up to and including $700 million
      0.100%               Over $700 million, up to and including $1.2 billion
      0.075%               In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ................................................................   0.25%
Class B ................................................................   1.00%
Class C ................................................................   1.00%
Class R ................................................................   0.50%


                                                              Annual Report | 37



Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .............................    $631,479
Contingent deferred sales charges retained .........................    $312,996

E. TRANSFER AGENT FEES

For the year ended August 31, 2007, the Fund paid transfer agent fees of $31,911,219, of which $12,683,619 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At August 31, 2007, the Fund had remaining tax basis capital losses of $15,951,876 from the merged Fiduciary International Equity Fund, Templeton Latin America Fund, Templeton Pacific Growth Fund, and Victory International Fund, which may be carried over to offset future capital gains, subject to certain limitations under the Internal Revenue Code. During the year ended August 31, 2007, the Templeton Foreign Fund utilized $5,166,332 of capital loss carryforwards, which included $5,166,332 from the merged Funds. At August 31, 2007, capital loss carryforwards expire as follows:

Capital loss carryforwards expiring in:
2008 ..........................................................    $   1,490,923
2009 ..........................................................        4,573,249
2010 ..........................................................        7,613,629
2011 ..........................................................        2,274,075
                                                                   -------------
                                                                   $  15,951,876
                                                                   =============


38 | Annual Report



Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended August 31, 2007 and 2006, was as follows:

                                                --------------------------------
                                                     2007             2006
                                                --------------------------------
Distributions paid from:
   Ordinary income ..........................   $  547,901,218   $  308,643,957
   Long term capital gain ...................    1,363,821,302    1,003,127,889
                                                --------------------------------
                                                $1,911,722,520   $1,311,771,846
                                                ================================

At August 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .............................   $ 10,259,580,630
                                                    ================
Unrealized appreciation .........................   $  4,595,796,222
Unrealized depreciation .........................       (273,785,893)
                                                    ----------------
Net unrealized appreciation (depreciation) ......   $  4,322,010,329
                                                    ================
Undistributed ordinary income ...................   $    399,652,551
Undistributed long term capital gains ...........      2,166,584,365
                                                    ----------------
Distributable earnings ..........................   $  2,566,236,916
                                                    ================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, pass-through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, pass-through entity income, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2007, aggregated $3,019,580,104 and $9,190,878,645, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                                                              Annual Report | 39



Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended August 31, 2007, were as shown below.

-----------------------------------------------------------------------------------------------------------------------------
                                 NUMBER OF                              NUMBER OF
                                SHARES HELD                            SHARES HELD      VALUE                      REALIZED
                               AT BEGINNING     GROSS        GROSS        AT END        AT END      INVESTMENT     CAPITAL
NAME OF ISSUER                    OF YEAR     ADDITIONS   REDUCTIONS     OF YEAR       OF YEAR        INCOME     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Compal Electronics Inc. ....    200,758,437   1,003,792 a         --   201,762,229   $224,384,054   $8,302,236        $--
                                                                                     ========================================
                 TOTAL AFFILIATED SECURITIES (1.55% of Net Assets)

a Reflects a 0.5% stock dividend during the current year.

9. MERGER

On April 25, 2007, the Fund acquired the net assets of Templeton International (Ex EM) Fund pursuant to a plan of reorganization approved by Templeton International (Ex EM) Fund's shareholders. The merger was accomplished by a tax-free exchange of 4,606,669 shares of Class A, 2,592,076 shares of Class C, and 68,942 shares of Advisor Class of the Fund (valued at $14.55 for Class A, $14.32 for Class C, and $14.51 for Advisor Class) for the net assets of Templeton International (Ex EM) Fund which aggregate $105,145,920 including $41,413,397 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $17,375,881,154.

10. REDEMPTION IN-KIND

During the year ended August 31, 2006, the Fund realized $143,266,830 of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.


40 | Annual Report



Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period beginning after December 15, 2006. The Fund believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, the FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 41



Templeton Foreign Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON FOREIGN FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Fund (the "Fund") at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2007


42 | Annual Report



Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $2,540,071,188 as a long term capital gain dividend for the fiscal year ended August 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $211,075,015 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $345,943,554 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $13,350,767 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2007.

At August 31, 2007, more than 50% of the Templeton Foreign Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 18, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, Class R, and Advisor Class shareholders of record.

RECORD DATE: 10/18/2007

--------------------------------------------------------------------------------
                                                CLASS A
                               FOREIGN TAX      FOREIGN            FOREIGN
                                   PAID      SOURCE INCOME   QUALIFIED DIVIDEND
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Australia ..................     $0.0000        $0.0040            $0.0038
Bermuda ....................      0.0000         0.0051             0.0051
Brazil .....................      0.0010         0.0077             0.0001
Canada .....................      0.0004         0.0019             0.0019
China ......................      0.0000         0.0066             0.0024
Egypt ......................      0.0000         0.0006             0.0000
Finland ....................      0.0018         0.0083             0.0083
France .....................      0.0048         0.0262             0.0262
Germany ....................      0.0013         0.0104             0.0104
Hong Kong ..................      0.0000         0.0254             0.0000


                                                              Annual Report | 43



Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
                                                CLASS A
                               FOREIGN TAX      FOREIGN            FOREIGN
                                   PAID      SOURCE INCOME   QUALIFIED DIVIDEND
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
India ......................     $0.0000        $0.0094            $0.0094
Indonesia ..................      0.0003         0.0014             0.0014
Italy ......................      0.0036         0.0168             0.0168
Japan ......................      0.0015         0.0152             0.0152
Malaysia ...................      0.0000         0.0003             0.0000
Mexico .....................      0.0000         0.0011             0.0011
Netherlands ................      0.0035         0.0127             0.0127
New Zealand ................      0.0000         0.0001             0.0000
Norway .....................      0.0000         0.0018             0.0018
Philippines ................      0.0013         0.0037             0.0037
Russia .....................      0.0006         0.0042             0.0042
Singapore ..................      0.0000         0.0098             0.0000
South Africa ...............      0.0000         0.0001             0.0001
South Korea ................      0.0045         0.0194             0.0155
Spain ......................      0.0016         0.0078             0.0078
Sweden .....................      0.0003         0.0020             0.0016
Switzerland ................      0.0011         0.0052             0.0052
Taiwan .....................      0.0103         0.0423             0.0088
Thailand ...................      0.0001         0.0011             0.0008
Turkey .....................      0.0000         0.0007             0.0007
United Kingdom .............      0.0000         0.0934             0.0867
                               -------------------------------------------------
TOTAL ......................     $0.0380        $0.3447            $0.2517
                               =================================================

--------------------------------------------------------------------------------
                                                CLASS B
                               FOREIGN TAX      FOREIGN            FOREIGN
                                   PAID      SOURCE INCOME   QUALIFIED DIVIDEND
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Australia ..................     $0.0000        $0.0031            $0.0030
Bermuda ....................      0.0000         0.0040             0.0040
Brazil .....................      0.0010         0.0060             0.0001
Canada .....................      0.0004         0.0015             0.0015
China ......................      0.0000         0.0052             0.0019
Egypt ......................      0.0000         0.0004             0.0000
Finland ....................      0.0018         0.0065             0.0065
France .....................      0.0048         0.0204             0.0204
Germany ....................      0.0013         0.0081             0.0081
Hong Kong ..................      0.0000         0.0197             0.0000
India ......................      0.0000         0.0073             0.0073
Indonesia ..................      0.0003         0.0011             0.0011
Italy ......................      0.0036         0.0131             0.0131
Japan ......................      0.0015         0.0118             0.0118
Malaysia ...................      0.0000         0.0002             0.0000
Mexico .....................      0.0000         0.0009             0.0009
Netherlands ................      0.0035         0.0099             0.0099
New Zealand ................      0.0000         0.0001             0.0000
Norway .....................      0.0000         0.0014             0.0014
Philippines ................      0.0013         0.0029             0.0029
Russia .....................      0.0006         0.0032             0.0032
Singapore ..................      0.0000         0.0076             0.0000
South Africa ...............      0.0000         0.0001             0.0001
South Korea ................      0.0045         0.0151             0.0121
Spain ......................      0.0016         0.0061             0.0061


44 | Annual Report



Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
                                                CLASS B
                               FOREIGN TAX      FOREIGN            FOREIGN
                                   PAID      SOURCE INCOME   QUALIFIED DIVIDEND
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Sweden .....................     $0.0003        $0.0016            $0.0013
Switzerland ................      0.0011         0.0041             0.0041
Taiwan .....................      0.0103         0.0328             0.0068
Thailand ...................      0.0001         0.0009             0.0007
Turkey .....................      0.0000         0.0005             0.0005
United Kingdom .............      0.0000         0.0726             0.0674
                               -------------------------------------------------
TOTAL ......................     $0.0380        $0.2682            $0.1962
                               =================================================

--------------------------------------------------------------------------------
                                                CLASS C
                               FOREIGN TAX      FOREIGN            FOREIGN
                                   PAID      SOURCE INCOME   QUALIFIED DIVIDEND
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Australia ..................     $0.0000        $0.0032            $0.0030
Bermuda ....................      0.0000         0.0040             0.0040
Brazil .....................      0.0010         0.0061             0.0001
Canada .....................      0.0004         0.0015             0.0015
China ......................      0.0000         0.0053             0.0019
Egypt ......................      0.0000         0.0004             0.0000
Finland ....................      0.0018         0.0066             0.0066
France .....................      0.0048         0.0209             0.0209
Germany ....................      0.0013         0.0082             0.0082
Hong Kong ..................      0.0000         0.0202             0.0000
India ......................      0.0000         0.0075             0.0075
Indonesia ..................      0.0003         0.0011             0.0011
Italy ......................      0.0036         0.0134             0.0134
Japan ......................      0.0015         0.0121             0.0121
Malaysia ...................      0.0000         0.0002             0.0000
Mexico .....................      0.0000         0.0009             0.0009
Netherlands ................      0.0035         0.0101             0.0101
New Zealand ................      0.0000         0.0001             0.0000
Norway .....................      0.0000         0.0014             0.0014
Philippines ................      0.0013         0.0030             0.0030
Russia .....................      0.0006         0.0033             0.0033
Singapore ..................      0.0000         0.0078             0.0000
South Africa ...............      0.0000         0.0001             0.0001
South Korea ................      0.0045         0.0154             0.0123
Spain ......................      0.0016         0.0062             0.0062
Sweden .....................      0.0003         0.0016             0.0013
Switzerland ................      0.0011         0.0042             0.0042
Taiwan .....................      0.0103         0.0336             0.0070
Thailand ...................      0.0001         0.0009             0.0007
Turkey .....................      0.0000         0.0005             0.0005
United Kingdom .............      0.0000         0.0743             0.0690
                               -------------------------------------------------
TOTAL ......................     $0.0380        $0.2741            $0.2003
                               =================================================


                                                              Annual Report | 45



Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
                                                CLASS R
                               FOREIGN TAX      FOREIGN            FOREIGN
                                   PAID      SOURCE INCOME   QUALIFIED DIVIDEND
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Australia ..................     $0.0000        $0.0037            $0.0035
Bermuda ....................      0.0000         0.0047             0.0047
Brazil .....................      0.0010         0.0072             0.0001
Canada .....................      0.0004         0.0018             0.0018
China ......................      0.0000         0.0062             0.0023
Egypt ......................      0.0000         0.0005             0.0000
Finland ....................      0.0018         0.0078             0.0078
France .....................      0.0048         0.0245             0.0245
Germany ....................      0.0013         0.0097             0.0097
Hong Kong ..................      0.0000         0.0236             0.0000
India ......................      0.0000         0.0087             0.0087
Indonesia ..................      0.0003         0.0013             0.0013
Italy ......................      0.0036         0.0157             0.0157
Japan ......................      0.0015         0.0142             0.0142
Malaysia ...................      0.0000         0.0003             0.0000
Mexico .....................      0.0000         0.0010             0.0010
Netherlands ................      0.0035         0.0119             0.0119
New Zealand ................      0.0000         0.0001             0.0000
Norway .....................      0.0000         0.0017             0.0017
Philippines ................      0.0013         0.0035             0.0035
Russia .....................      0.0006         0.0039             0.0039
Singapore ..................      0.0000         0.0092             0.0000
South Africa ...............      0.0000         0.0001             0.0001
South Korea ................      0.0045         0.0181             0.0144
Spain ......................      0.0016         0.0073             0.0073
Sweden .....................      0.0003         0.0019             0.0015
Switzerland ................      0.0011         0.0049             0.0049
Taiwan .....................      0.0103         0.0394             0.0082
Thailand ...................      0.0001         0.0010             0.0008
Turkey .....................      0.0000         0.0006             0.0006
United Kingdom .............      0.0000         0.0871             0.0809
                               -------------------------------------------------
TOTAL ......................     $0.0380        $0.3216            $0.2350
                               =================================================

--------------------------------------------------------------------------------
                                             ADVISOR CLASS
                               FOREIGN TAX      FOREIGN            FOREIGN
                                   PAID      SOURCE INCOME   QUALIFIED DIVIDEND
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Australia ..................     $0.0000        $0.0043            $0.0041
Bermuda ....................      0.0000         0.0055             0.0055
Brazil .....................      0.0010         0.0084             0.0001
Canada .....................      0.0004         0.0021             0.0021
China ......................      0.0000         0.0072             0.0026
Egypt ......................      0.0000         0.0006             0.0000
Finland ....................      0.0018         0.0091             0.0091
France .....................      0.0048         0.0286             0.0286
Germany ....................      0.0013         0.0113             0.0113
Hong Kong ..................      0.0000         0.0276             0.0000
India ......................      0.0000         0.0102             0.0102
Indonesia ..................      0.0003         0.0015             0.0015
Italy ......................      0.0036         0.0183             0.0183
Japan ......................      0.0015         0.0166             0.0166
Malaysia ...................      0.0000         0.0003             0.0000
Mexico .....................      0.0000         0.0012             0.0012
Netherlands ................      0.0035         0.0139             0.0139


46 | Annual Report



Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
                                             ADVISOR CLASS
                               FOREIGN TAX      FOREIGN            FOREIGN
                                   PAID      SOURCE INCOME   QUALIFIED DIVIDEND
COUNTRY                         PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
New Zealand ................     $0.0000        $0.0001            $0.0000
Norway .....................      0.0000         0.0019             0.0019
Philippines ................      0.0013         0.0040             0.0040
Russia .....................      0.0006         0.0046             0.0046
Singapore ..................      0.0000         0.0107             0.0000
South Africa ...............      0.0000         0.0001             0.0001
South Korea ................      0.0045         0.0211             0.0168
Spain ......................      0.0016         0.0085             0.0085
Sweden .....................      0.0003         0.0022             0.0017
Switzerland ................      0.0011         0.0057             0.0057
Taiwan .....................      0.0103         0.0460             0.0096
Thailand ...................      0.0001         0.0012             0.0009
Turkey .....................      0.0000         0.0007             0.0007
United Kingdom .............      0.0000         0.1018             0.0946
                               -------------------------------------------------
TOTAL ......................     $0.0380        $0.3753            $0.2742
                               =================================================

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules, however, permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 47



Templeton Foreign Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007 (UNAUDITED)

A Special Meeting of the Shareholders of Templeton Funds, Inc. ("TFI") was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on March 21, 2007, and reconvened on April 11, 2007 and May 11, 2007. The purpose of the meeting was to elect Directors of TFI and to vote on the following Proposal and Sub-Proposals: To approve an Agreement and Plan of Reorganization that provides for the reorganization of TFI from a Maryland corporation to a Delaware statutory trust, and to approve amendments to certain of the Fund's fundamental investment restrictions (including two (2) Sub-Proposals).

At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of TFI: Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of TFI from a Maryland corporation to a Delaware statutory trust, and amendments to certain of the Fund's fundamental investment restrictions (including two (2) Sub-Proposals). No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Directors*:

----------------------------------------------------------------------------------------------------------------------
                                                            % OF        % OF                        % OF        % OF
                                                        OUTSTANDING    VOTED                     OUTSTANDING    VOTED
NAME                                       FOR             SHARES      SHARES      WITHHELD         SHARES     SHARES
----------------------------------------------------------------------------------------------------------------------
Harris J. Ashton ..................   897,493,029.375     49.291%     98.005%   18,266,327.119      1.004%     1.995%
Frank J. Crothers .................   899,562,005.552     49.405%     98.231%   16,197,350.942      0.890%     1.769%
Edith E. Holiday ..................   890,452,758.119     48.905%     97.237%   25,306,598.375      1.390%     2.763%
David W. Niemiec ..................   899,357,424.298     49.394%     98.209%   16,401,932.196      0.901%     1.791%
Frank A. Olson ....................   897,369,740.773     49.285%     97.992%   18,389,615.721      1.010%     2.008%
Larry D. Thompson .................   899,516,526.208     49.402%     98.226%   16,242,830.286      0.893%     1.774%
Constantine D. Tseretopoulos ......   899,213,408.694     49.386%     98.193%   16,545,947.800      0.909%     1.807%
Robert E. Wade ....................   899,419,479.173     49.397%     98.216%   16,339,877.321      0.898%     1.784%
Charles B. Johnson ................   898,350,377.335     49.338%     98.099%   17,408,979.159      0.957%     1.901%
Rupert H. Johnson, Jr. ............   898,815,054.517     49.364%     98.150%   16,944,301.977      0.931%     1.850%

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of TFI from a Maryland corporation to a Delaware statutory trust*:

------------------------------------------------------------------------------
                                                            % OF        % OF
                                                        OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------------
For ...............................   687,030,019.479     37.732%      75.023%
Against ...........................    26,262,708.016      1.443%       2.868%
Abstain ...........................    22,898,869.969      1.257%       2.500%
Broker Non-Votes ..................   179,567,759.030      9.862%      19.609%
------------------------------------------------------------------------------
TOTAL .............................   915,759,356.494     50.294%     100.000%
------------------------------------------------------------------------------


48 | Annual Report



Templeton Foreign Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007 (UNAUDITED) (CONTINUED)

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes two (2) Sub-Proposals**):

a) To amend the Fund's fundamental investment restriction regarding lending:

------------------------------------------------------------------------------
                                                            % OF        % OF
                                                        OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------------
For ...............................   476,159,939.646     36.345%      72.461%
Against ...........................    32,766,842.574      2.501%       4.986%
Abstain ...........................    18,749,097.111      1.431%       2.854%
Broker Non-Votes ..................   129,451,852.030      9.881%      19.700%
------------------------------------------------------------------------------
TOTAL .............................   657,127,731.361     50.158%     100.000%
------------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding investments in real estate:

------------------------------------------------------------------------------
                                                            % OF        % OF
                                                        OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES      SHARES
------------------------------------------------------------------------------
For ...............................   469,202,080.830     35.814       71.402
Against ...........................    42,332,826.522      3.231        6.442
Abstain ...........................    16,140,971.979      1.232        2.456
Broker Non-Votes ..................   129,451,852.030      9.881       19.700
------------------------------------------------------------------------------
TOTAL .............................   657,127,731.361     50.158%     100.000%
------------------------------------------------------------------------------

* All TFI funds voting together.

** Templeton Foreign Fund voting separately.


                                                              Annual Report | 49



Templeton Foreign Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Director         Since 1992        139                         Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                         company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)        Director         Since 2003        19                          Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                         company), Nuinsco Resources Limited
Suite 2100                                                                                     (mineral exploration), Fidelity
Fort Lauderdale, FL 33394-3091                                                                 Merchant Bank  & Trust (Cayman)
                                                                                               Limited (financial services), C.A.
                                                                                               Bancorp Inc. (financial services),
                                                                                               Victory Nickel Inc. (mineral
                                                                                               exploration), ABACO Markets Limited
                                                                                               (retail distributors) and Belize
                                                                                               Electricity Limited (electric
                                                                                               utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Ltd.; Director, Provo Power Company Ltd.;
director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Director         Since 2003        139                         Hess Corporation (exploration and
500 East Broward Blvd.                                                                         refining of oil and gas), H.J. Heinz
Suite 2100                                                                                     Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                                                                 products), RTI International Metals,
                                                                                               Inc. (manufacture and distribution of
                                                                                               titanium), Canadian National Railway
                                                                                               (railroad) and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


50 | Annual Report



------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)         Director         Since 2005        19                          Emeritus Corporation (assisted
500 East Broward Blvd.                                                                         living) and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                     (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)           Director         Since 2003        139                         Director, Hess Corporation (formerly
500 East Broward Blvd.                                                                         Amerada Hess Corporation)
Suite 2100                                                                                     (exploration and refining of oil and
Fort Lauderdale, FL 33394-3091                                                                 gas) and Sentient Jet (private jet
                                                                                               service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)        Director         Since 2005        139                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS    Director         Since 2003        19                          None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)           Director         Since 2006        33                          El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                         (investments) and ARC Wireless
Suite 2100                                                                                     Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                                 and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 51



INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Director,        Director and      139                         None
One Franklin Parkway            Chairman of      Chairman of the
San Mateo, CA 94403-1906        the Board and    Board since
                                Vice President   1995 and Vice
                                                 President since
                                                 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.(1940)  Director and     Director since    55                          Not Applicable
One Franklin Parkway            Vice President   1992 and Vice
San Mateo, CA 94403-1906                         President since
                                                 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief            Chief             Not Applicable              Not Applicable
One Franklin Parkway            Compliance       Compliance
San Mateo, CA 94403-1906        Officer and      Officer since
                                Vice President   2004 and
                                - AML            Vice President
                                Compliance       - AML
                                                 Compliance since
                                                 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)       President and    President since   Not Applicable              Not Applicable
PO Box N-7759                   Chief Executive  2001 and Chief
Lyford Cay, Nassau, Bahamas     Officer -        Executive
                                Investment       Officer -
                                Management       Investment
                                                 Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice      Since 2002        Not Applicable              Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


52 | Annual Report



------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)              Vice President   Since 1994        Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)       Secretary        Since 2004        Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)        Treasurer        Since 2004        Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 53



------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)             Chief Financial  Since 2004         Not Applicable              Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to August 31, 2007, Nicholas F. Brady ceased to be a director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION, A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


54 | Annual Report



Templeton Foreign Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 22, 2007, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Templeton Foreign Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund


                                                              Annual Report | 55



Templeton Foreign Fund

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2007, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The following summarizes the performance results for the Fund.

The Lipper performance universe for the Fund consisted of the Fund and all retail and institutional international multi-cap core funds as selected by Lipper. The Lipper report for the Fund showed its total return to be in the lowest quintile of such universe for the one-year period, and on an annualized basis to be in the lowest quintile of such universe for the previous three-year period, the second-lowest quintile for the previous five-year period and in the middle quintile of the universe for the previous 10-year period. While noting this Fund's high absolute performance, which as shown in the Lipper report exceeded 15%, 14.5% and 13% for the previous one-, three- and five-year periods, respectively, the independent Directors discussed with management the reasons for the Fund's relative performance within its Lipper performance universe.


56 | Annual Report



Templeton Foreign Fund

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Management explained to a large extent that such performance reflected the Fund's adherence to a disciplined value-oriented investment approach during a period of rising overseas stock markets, reviewed certain investment strategies and regional weightings that had impacted relative performance and stressed the attention being given to improving performance within the context of the Fund's investment philosophy. The Board found the Fund's performance to be acceptable taking into account management's explanation and the attention being given to this Fund.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee and actual total expenses for comparative consistency are shown by Lipper for fund Class A shares. Such expense comparison showed both the contractual investment management fee rate and actual total expenses of Templeton Foreign Fund to be in the least expensive quintiles of its Lipper expense group. The Board was satisfied with such comparative expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in


                                                              Annual Report | 57



Templeton Foreign Fund

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion, with additional breakpoints for Templeton Foreign Fund being added effective July 1, 2006, of 0.53% on assets in excess of $25 billion to $30 billion; 0.52% on assets in excess of $30 billion to $35 billion; and 0.51% on assets in excess of $35 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2006, the net assets of Templeton Foreign Fund were approximately $18.2 billion. The Board believed that to the extent economies of scale may be realized by the manager and its affiliates, the schedules of fees under the investment management agreement provided a sharing of benefits with the Fund and its shareholders.


58 | Annual Report



Templeton Foreign Fund

SHAREHOLDER INFORMATION (CONTINUED)

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 59



Templeton Foreign Fund

PROSPECTUS SUPPLEMENT

                     SUPPLEMENT DATED OCTOBER 1, 2007 TO THE
                        PROSPECTUS DATED JANUARY 1, 2007
                                       OF
                             TEMPLETON FOREIGN FUND

The prospectus is amended as follows:

I. The manager line-up in the "Management" section on page 14 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

TUCKER SCOTT CFA(R) 1 EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Scott has been a manager of the Fund since August 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

MURDO MURCHISON CFA(R) 1 EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Murchison has been a manager of the Fund since 2001, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1993.

LISA F. MYERS CFA(R) 1 SENIOR VICE PRESIDENT OF GLOBAL ADVISORS
Ms. Myers has been a manager of the Fund since 2003, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1996.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

Please keep this supplement for future reference.


60 | Not part of the annual report



Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
   Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                              Not part of the annual report



     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON FOREIGN FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


104 A2007 10/07






ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

  (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $238,254 for the fiscal year ended August 31, 2007 and $265,100 for the fiscal year ended August 31, 2006.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended August 31, 2007 and $0 for the fiscal year ended August 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2007 and $15,923 for the fiscal year ended August 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2007 and $159,938 for the fiscal year ended August 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

       (i) pre-approval of all audit and audit related services;

       (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

       (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

       (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended August 31, 2007 and $175,861 for the fiscal year ended August 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS, INC.


By /s/JIMMY D. GAMBILL
  -----------------------
  Jimmy D. Gambill
  Chief Executive Officer - Finance and Administration
  Date:  January 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
  -----------------------
  Jimmy D. Gambill
  Chief Executive Officer - Finance and Administration
  Date:  January 24, 2008


By /s/GALEN G. VETTER
  -----------------------
  Galen G. Vetter
  Chief Financial Officer
  Date:  January 24, 2008